    As filed with the Securities and Exchange Commission on April 23, 2001
                                                  Registration No. 333-11137
                                                              811-1930

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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    Form N-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          PRE-EFFECTIVE AMENDMENT NO.                        [_]

                         POST-EFFECTIVE AMENDMENT NO. 7                      [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                                AMENDMENT NO. 35                             [X]

                      NEW ENGLAND VARIABLE ANNUITY FUND I
                           (Exact name of registrant)

                      METROPOLITAN LIFE INSURANCE COMPANY
                          (Name of insurance company)

                  One Madison Avenue, New York, New York 10010
          (Address of insurance company's principal executive offices)

              Insurance Company's Telephone Number: (212) 578-5364

    Name and Address of Agent for                       Copy to:
              Service:

                                                   John M. Loder, Esq.
        Gary A. Beller, Esq.                          Ropes & Gray
 Metropolitan Life Insurance Company             One International Place
         One Madison Avenue                 Boston, Massachusetts 02110-2624
      New York, New York 10010

  It is proposed that this filing will become effective (check appropriate box):

    [_] immediately upon filing pursuant to paragraph (b)

    [X] on May 1, 2001 pursuant to paragraph (b)

    [_] 60 days after filing pursuant to paragraph (a)(1)

    [_] on (date) pursuant to paragraph (a)(1)

    [_] 75 days after filing pursuant to paragraph (a)(2)

    [_] on (date) pursuant to paragraph (a)(2)

  Title of Securities Being Registered: Individual Variable Annuity
  Contracts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PROSPECTUS
                          NEW ENGLAND VARIABLE ANNUITY FUND I
                          Individual Variable Annuity Contracts
                          -----------------------------------------------------
                          Issued by
                          Metropolitan Life Insurance Company
                          One Madison Avenue, New York, New York 10010

                          Designated Office:
                          New England Life Insurance Company
                          501 Boylston Street, Boston, Massachusetts 02116
                          (617) 578-2000

                               MAY 1, 2001

  This prospectus describes individual variable annuity contracts for individuals and certain qualified and nonqualified retirement plans. Deferred contracts can be purchased with either a single payment or flexible payments, and immediate contracts can be purchased with a single payment. We invest net purchase payments in New England Variable Annuity Fund I (the "Fund"), a separate investment account of Metropolitan Life Insurance Company (the "Company", "we", "us" or "our"). The investment objective of the Fund is growth of capital through investment primarily in equity securities of a diversified group of companies and industries.

   New England Mutual Life Insurance Company initially issued the contracts. New England Mutual merged into us on August 30, 1996.

  We currently are not offering any new contracts. However, holders of existing flexible payment deferred contracts may continue to make purchase payments.

  Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing. You can obtain a Statement of Additional Information ("SAI") dated May 1, 2001. The SAI, which contains additional information about the Fund, is filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this prospectus. The Table of Contents for the SAI is on page 22 of this prospectus. For a free copy of the SAI, write to New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

  New England Securities Corporation, an indirect subsidiary of the Company, serves as principal underwriter for the Fund.

    NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE
     CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

SPECIAL TERMS USED IN THIS PROSPECTUS
-------------------------------------------------------------------------------

 Annuitant: the person on whose life the variable annuity contract is issued ("you" if the contract is not owned by an individual).

 Fund: a separate investment account of the Company through which amounts at-tributable to the variable annuity contracts are aggregated and invested.

 Payee: any person entitled to receive payments under the contract. The term includes (1) an Annuitant, (2) a beneficiary or contingent beneficiary who be-comes entitled to death proceeds, or (3) you, on surrender or partial surren-der of the contract.

 Contractholder: the person or entity with legal rights of ownership in the contract ("you").

 Deferred Contract: a variable annuity contract in which annuity payments be-gin on a selected future maturity date.

 Immediate Contract: a variable annuity contract in which annuity payments be-gin at a date agreed upon by us and you. This date is normally the date the purchase payment is applied.

 Purchase Payments: amounts paid to us to purchase a variable annuity.

 After-tax Purchase Payments: the balance of purchase payments remaining after deducting any applicable state premium taxes.

 Net Purchase Payments: the balance of purchase payments remaining after de-ducting (1) any applicable state premium taxes and (2) sales and administra-tive expenses.

 Accumulation Period: the period during which amounts are accumulated under a deferred annuity contract before application under a payment option.

 Annuity Period: the period beginning when amounts accumulated under a de-ferred annuity contract are applied under a payment option. An immediate annu-ity contract is always in the annuity period.

 Accumulation Unit: an accounting device used to calculate the contract value before annuity payments begin.

 Annuity Unit: an accounting device used to calculate the dollar amount of an-nuity payments.

 Maturity Date: the date on which annuity payments are scheduled to begin.

 Designated Office: Our Designated Office for requests and elections, and com-munications regarding death of the Annuitant or Contractholder is New England Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116, (617) 578-2000. Our Designated Office for the receipt of Purchase Pay-ments is P.O. Box 75099, Chicago, IL 60675-5099.

-------------------------------------------------------------------------------
                                  HIGHLIGHTS
-------------------------------------------------------------------------------

  VARIABLE ANNUITY CONTRACTS -- The variable annuity contracts are for use by individuals and with certain retirement plans that qualify for tax-benefited treatment.

  For any tax qualified account, e.g. 401(k) plan or IRA, the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

  The basic objective of the contracts is to provide annuity payments that will tend to conform to changes in the cost of living more closely than a fixed annuity would. To achieve this goal, annuity payments are based on the changing values of the Fund's assets.

  THE COMPANY -- The contracts were originally issued by New England Mutual. On August 30, 1996, New England Mutual merged into us. New England Mutual's separate corporate existence then ended, and we assumed legal ownership of all of the assets of New England Mutual, including the Fund and its assets. As a result of the merger, we are responsible for all of New England Mutual's lia-bilities and obligations, including those created under the contracts. The contracts now are variable contracts funded by a separate account, and each Contractholder has become one of our policyholders. The merger is not expected to have any adverse tax con-sequences on you or other contractholders.

  THE FUND'S ADVISER -- Capital Growth Management Limited Partnership ("CGM") is investment adviser to the Fund for a fee equal to an annual rate of .3066% of the Fund's average daily net assets. (See "Investment Advisory Services and Deductions.")

  PURCHASE OF VARIABLE ANNUITY CONTRACTS -- No new contracts are being offered at this time, but if you hold an existing flexible payment deferred contract, you may continue to make purchase payments. In certain states, a premium tax charge may be deducted from the purchase payment. (In other states, a premium tax may be deducted from the contract value when annuity payments begin. The maximum premium tax is 3.5%.) We then make a deduction for sales and adminis-trative expenses from each after-tax purchase payment. Such expenses may ag-gregate up to 9% of the after-tax purchase payment for flexible payment de-ferred contracts and 8% of the after-tax purchase payment for single purchase payment deferred or immediate contracts. The deduction from any purchase pay-ment for sales expenses will not exceed 6% of the after-tax payment. Reduced sales charges apply in certain cases. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")

  OTHER DEDUCTIONS -- We are compensated for the mortality and expense risks associated with the contracts by daily deductions from the Fund's net assets equal to, on an annual basis, a maximum of .9490% for deferred contracts and
 .6935% for immediate contracts. (See "Mortality and Expense Risks and Deduc-tions.")

  SURRENDER OF CONTRACT -- Before annuity payments begin, you may surrender the contract without charge for its cash value or for other types of early payment. (See "Surrender (Redemption) Proceeds" under "Accumulation Period (Deferred Contracts).")

-------------------------------------------------------------------------------
                                 EXPENSE TABLE
-------------------------------------------------------------------------------

  The following table lists the charges and expenses that you will incur as a Contractholder. The items listed include charges deducted from purchase payments and charges assessed against the Fund's assets. The purpose of the table is to help you understand the various direct and indirect costs and expenses that you will incur.(1)

CONTRACTHOLDER TRANSACTION EXPENSES

                                       FLEXIBLE PURCHASE     SINGLE PURCHASE
                                       PAYMENT CONTRACTS    PAYMENT CONTRACTS
                                       ------------------ ---------------------
Sales Load Imposed on Purchases (as a
 percentage of purchase payments
 after deduction of any applicable
 premium tax)(2).....................          6.0%       6.00% of first $5,000
                                                          3.75% of next $95,000
                                                          1.75% of excess
Administrative Charge Imposed on
 Purchases (as a percentage of each
 purchase payment after deduction of
 any applicable premium tax).........  3.00% of first $46 2.00% of first $5,000
                                       2.00% of excess    0.25% of excess

ANNUAL OPERATING EXPENSES

 (as a percentage of average net assets)(3)

   Management Fee......................................................... 0.31%
   Expense Risk Fee....................................................... 0.11%
   Mortality Risk Fee(4).................................................. 0.84%
   Other Expenses......................................................... 0.05%
                                                                           ----
     TOTAL ANNUAL OPERATING EXPENSES...................................... 1.31%

EXAMPLE (5)

  There are no extra expenses if you surrender or annuitize your contract. At the end of the time periods listed below, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
For a flexible purchase payment deferred con-
 tract:                                         $93    $119    $146     $225
For a single purchase payment deferred con-
 tract(6):                                      $92    $118    $146     $225

-------
NOTES:
(1) All charges and expenses apply for the duration of the contracts, except that the mortality and expense risk fees do not apply during the annuity period if you elect to transfer the proceeds of the contract from the Fund to our general assets. (See "Fixed Payment Options.")
(2) Premium taxes are not charged in all states and vary in amount from state to state. The maximum premium tax currently deducted by us is 3.5%. In most states, we deduct the premium tax from the contract value when you elect to begin annuity benefits, rather than from purchase payments when we receive them. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")
(3) We have rounded the percentages shown in the Annual Expenses portion of the table to the nearest hundredth of a percent. (See "Deductions from Fund Assets.")
(4) The fee shown is for a deferred contract. The mortality risk fee for an immediate contract is 0.58% of the Fund's average net assets. Therefore, total annual expenses for an immediate contract would be lower than for a deferred contract. (See "Mortality and Expense Risks and Deductions.")
(5) You should not consider the Example to be a representation of past or future expenses. Actual expenses may be greater or less than those shown. The figures assume that no premium tax has been deducted. Also, we have rounded all expense amounts to the nearest dollar.
(6) The minimum purchase payment for a single purchase payment contract is $2,000. However, we are not offering new contracts at this time.

                     PER UNIT INCOME AND CAPITAL CHANGES
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

     (The 1997, 1998, 1999 and 2000 information in this table comes from financial statements audited by Deloitte & Touche LLP,independent accountants, whose report accompanies the financial statements of the Fund.
  The 1996 information in this table comes from financial statements audited by Coopers & Lybrand L.L.P., (now PricewaterhouseCoopers LLP) independent accountants whose report accompanied the financial statements of the Fund for this period.)

                                                   YEAR ENDED DECEMBER 31
                            -------------------------------------------------------------------------
                             2000    1999   1998   1997    1996   1995   1994    1993   1992    1991
                            ------  ------ ------ ------  ------ ------ ------  ------ ------  ------
  Income and expenses:
   Total investment
    income................  $  .76  $  .60 $  .50 $  .29  $  .28 $  .24 $  .29  $  .16 $  .25  $  .24
   Operating expenses.....     .49     .44    .38    .32     .24    .19    .16     .15    .14     .13
                            ------  ------ ------ ------  ------ ------ ------  ------ ------  ------
   Net investment income
    (loss)................  $  .27  $  .16 $  .12 $ (.03) $  .04 $  .05 $  .13  $  .01 $  .11  $  .11
                            ------  ------ ------ ------  ------ ------ ------  ------ ------  ------
  Capital changes:
   Net investment income
    (loss)................  $  .27  $  .16 $  .12 $ (.03) $  .04 $  .05 $  .13  $  .01 $  .11  $  .11
   Net realized and
    unrealized gains
    (losses) on
    investments...........   (1.25)   5.54   7.91   4.50    3.52   4.57  (1.08)   1.26   (.37)   3.35
                            ------  ------ ------ ------  ------ ------ ------  ------ ------  ------
   Net increase (decrease)
    in
    accumulation unit
    value.................    (.98)   5.70   8.03   4.47    3.56   4.62   (.95)   1.27   (.26)   3.46
  Accumulation unit value
   at
   beginning of period....   38.28   32.58  24.55  20.08   16.52  11.90  12.85   11.58  11.84    8.38
                            ------  ------ ------ ------  ------ ------ ------  ------ ------  ------
  Accumulation unit value
   at end of period.......  $37.30  $38.28 $32.58 $24.55  $20.08 $16.52 $11.90  $12.85 $11.58  $11.84
                            ------  ------ ------ ------  ------ ------ ------  ------ ------  ------
  Ratio of operating
   expenses to
   average net assets
   (%)....................    1.31    1.30   1.34   1.35    1.34   1.35   1.26    1.26   1.25    1.26
  Ratio of net investment
   income (loss) to
   average net assets
   (%)....................     .74     .48    .44   (.09)    .22    .34   1.06     .11    .98    1.11
  Portfolio turnover (%)..  267.45  204.32 195.15 209.18  196.25 228.26 139.43  154.15 171.55  157.43
  Number of accumulation
   units
   outstanding at end of
   period
   (in thousands).........   1,514   1,805  2,220  2,694   3,013  3,399  4,038   4,411  5,104   5,499


 ----------------------------------------------------------------------------
 FINANCIAL STATEMENTS
 ----------------------------------------------------------------------------

   The financial statements of the Fund and our financial statements are included in the Statement of Additional Information.

-------------------------------------------------------------------------------
                               FUND PERFORMANCE
-------------------------------------------------------------------------------

  The average annual total return of the Fund illustrated below is based upon accumulation unit values for the 1, 5 and 10 year periods ending December 31, 2000. Calculations are based on a single investment of $1,000 assumed to be made at the beginning of each period shown. These calculations reflect the maximum sales and administrative load of 9% of the first $46 and 8% of the balance. These calculations do not include any premium tax charges, which apply in certain states and would reduce the results shown. The net amount (the Net Purchase Payment) is divided by the accumulation unit value at the beginning of each of the 1, 5 and 10 year periods to arrive at the number of accumulation units held during each period. The units held are multiplied by the accumulation unit value on December 31, 2000 to arrive at the contract value. The average annual total return is the annual compounded rate of return that would produce the contract value on December 31, 2000.

                          AVERAGE ANNUAL TOTAL RETURN

Period Ending December 31, 2000
   1 Year............................ -10.40%
   5 Years...........................  15.73%
  10 Years...........................  15.13%

  The Fund's Annual and Semi-Annual Reports also illustrate historical investment performance by showing the percentage change in the unit value without reflecting the impact of any sales and administrative charges. The average annual total returns shown above are lower than the historical investment performance for the same periods because average annual total returns reflect sales and administrative charges. The percent change in unit value represents the increase in contract value that would occur if you did not make any purchase payments or surrenders during the year. The Reports show the percent change in unit value for every calendar year since inception of the Fund. Additionally, the Reports show the percent change in unit value from inception of the Fund to the date of the report and for the 20, 15, 10, 5, and 1 year periods ending with the date of the Report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

-------------------------------------------------------------------------------
DESCRIPTION OF THE COMPANY AND THE FUND
-------------------------------------------------------------------------------

 We are a life insurance company and wholly-owned subsidiary of MetLife, Inc., a publicly traded company, whose principal office is at One Madison Avenue, New York, N.Y. 10010. We were organized in 1868 under the laws of the State of New York and have engaged in the life insurance business under our present name since 1868. We operate as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and group customers. The MetLife companies serve approximately nine million individual households in the U.S. and companies and institutions with 33 million employees and members. They also have international insurance operations in 12 countries.

 The contracts were originally issued by New England Mutual. On August 30, 1996, New England Mutual merged into us, and we acquired the Fund and assumed the liabilities and obligations under the contracts.

 New England Life Insurance Company, which was a subsidiary of New England Mu-tual and became a subsidiary of us as a result of the merger, provides admin-istrative services for the contracts and the Fund. These administrative serv-ices include maintenance of your records and accounting, valuation, regulatory and reporting services. New England Life, located at 501 Boylston Street, Bos-ton, Massachusetts 02116, is our designated office for requests and elections, and communications regarding death of the Annuitant or Contractholder, as fur-ther described below. Our Designated Office for the receipt of Purchase Pay-ments is P.O. Box 75099, Chicago, IL, 60675-5099.

 New England Mutual established the Fund in 1969 as a separate investment ac-count under Massachusetts law. The Fund is currently a separate investment ac-count of ours, subject to New York law. The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund meets the definition of a "separate account" under Federal securities laws.

 The variable annuity contracts provide that the assets in the Fund shall not be chargeable with liabilities arising out of any other business that we may conduct. The income and realized and unrealized capital gains or losses of the Fund must be credited to or charged against the Fund without regard to our other income and capital gains or losses. The obligations arising under the variable annuity contracts are general corporate obligations for us.

 The Fund is managed by its Board of Managers, which is elected by you and the other Contractholders in accordance with the 1940 Act. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board.

 The Rules and Regulations of the Fund permit it to reorganize and qualify as a unit investment trust or to terminate registration under the 1940 Act. In each case, approval by a majority vote of the Contractholders is needed, as well as any necessary approval of the SEC.

-------------------------------------------------------------------------------
THE VARIABLE ANNUITY CONTRACTS
-------------------------------------------------------------------------------

 You may make one or more Purchase Payments to the Company. If you have a de-ferred contract, each Net Purchase Payment is credited to your contract in the form of Accumulation Units. If you have an immediate contract, the Net Pur-chase Payment is credited in the form of Annuity Units. The value of these Units fluctuates in accordance with the net investment results of the Fund.

A. HOW CONTRACT PURCHASE PAYMENTS MAY BE MADE

 The initial Purchase Payment for a flexible payment deferred contract must be at least $10. Thereafter, Purchase Payments of $10 or more may be made at any time. We may, however, limit the amount of Purchase Payments made in any con-tract year to three times the anticipated annual contribution specified by you in your contract application. After your first Purchase Payment, you are not required to make any further payments to keep the contract in force.

B. ACCUMULATION UNIT VALUES, ANNUITY UNIT VALUES AND NET INVESTMENT FACTORS

 Accumulation Unit Values are used to value deferred contracts during the Ac-cumulation Period, as described below in C. 2 of this section under the cap-tion "Accumulation Period (Deferred Contracts)--Contract Value." Annuity Unit Values are used to determine the number of Annuity Units credited under a variable payment option at annuitization and the amounts of payments made pursuant to a variable payment option during the Annuity Period. Accumulation Unit Values and Annuity Unit Values are determined after the close of the New York Stock Exchange on each day it is open for trading. The calculation is made by multiplying the current Accumulation Unit Value or Annuity Unit Value, as the case may be, by the ap-propriate Net Investment Factor determined as of the closing of the New York Stock Exchange on that day. To determine a Net Investment Factor, the Fund takes into account (1) the investment income paid or accrued on its assets since the previous determination of such Net Investment Factor, plus or minus realized and unrealized capital gains or losses during such period, and (2) de-ductions for any taxes paid or reserved due to the income and realized and unrealized capital gains on assets of the Fund, other expenses paid by the Fund, expense risk charge and mortality risk charge. The formulas for determin-ing Net Investment Factors are described under the caption "Net Investment Fac-tor" in the Statement of Additional Information. The Net Investment Factor used to determine current Annuity Unit Values for immediate contracts will differ from the Net Investment Factor used to determine current Accumulation Unit Val-ues during the Accumulation Period and Annuity Unit Values during the Annuity Period for deferred contracts. This is because we make different deductions for mortality risk assumptions for each type of contract.

 To determine the value of the Fund's assets, each security traded on a na-tional securities exchange or on the NASDAQ national market system is valued at the last reported sale price on the principal exchange on a given day. If there has been no reported sale on that day, then the last reported bid price on that day is used. Any security traded in the over-the-counter market is valued at the last reported bid price. Any securities or other assets for which current market quotations are not readily available are valued at fair value as deter-mined in good faith by CGM acting under the supervision of the Board of Manag-ers.

C. ACCUMULATION PERIOD (DEFERRED CONTRACTS)

1. How Accumulation Units are Calculated

 During the Accumulation Period, each Net Purchase Payment is credited to your contract in the form of Accumulation Units. The number of Accumulation Units credited is equal to the Net Purchase Payment divided by the value of an Accu-mulation Unit next determined following receipt of the Purchase Payment at our Designated Office.

2. Contract Value

 The value of your contract during the Accumulation Period is determined by multiplying the total number of Accumulation Units credited to your contract by the current value of an Accumulation Unit (the "Accumulation Unit Value").

3. Surrender (Redemption) Proceeds

 While the Annuitant is living, you may surrender your contract for its value in cash during the Accumulation Period or apply the value under a fixed or variable payment option during the Accumulation Period. (See "Annuity Payment Options Available" and "General Limitations on Options.") Your request for sur-render must be in writing. We must receive your request at our Designated Of-fice prior to the Maturity Date or the death of the Annuitant (whichever is earlier). We normally pay surrender proceeds within seven days, subject to our right to suspend payments under some circumstances described below. You also may make a partial surrender or withdrawal in the same manner. We are not re-quired to permit a partial surrender or withdrawal that would reduce the con-tract value to less than $200. Further, the Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the con-tracts. (See "Federal Income Tax Status.")

 When we receive a request for surrender, we will cancel the number of Accumu-lation Units necessary to equal the dollar amount of the withdrawal. Surrenders will be based on Accumulation Unit Values next determined after the surrender request is received at our Designated Office or, if payment is to be made under a payment option, at a later date as may be specified in the surrender request.

 Surrender proceeds will be increased accordingly if surrender of a contract results in a credit against the premium tax liability of the Company.

 The Fund may suspend the right of surrender or redemption and may postpone payment when:

 . the exchange is closed on dates other than weekends or holidays,

 . permitted by the rules of the SEC during periods when trading on the ex-change is restricted,

 . an emergency makes it impracticable for the Fund to dispose of its securi-ties or to determine the value of its net assets fairly, or

 . permitted by the SEC for the protection of investors.

 No redemption is permitted in connection with a contract issued pursuant to the Optional Retirement Program of The University of Texas System prior to the Annuitant's death, retirement, or termination of employment in all institu-tions of higher education.

 If contracts are issued in connection with retirement plans, you should refer to each contract and the terms of the applicable plan or trust regarding limi-tations or restrictions on surrender for cash or other forms of early settle-ment. You also should pay careful attention to tax consequences. (See "Federal Income Tax Status.")

4. Death Proceeds

 If the Annuitant or Contractholder dies during the Accumulation Period under a deferred contract, we will pay to the beneficiary the contract's death pro-ceeds after we receive due proof of death. Death proceeds are equal to the greater of (1) all Purchase Payments made, without interest, adjusted for any partial surrenders, and (2) the value of the contract next determined on the date when due proof of death is received at our Designated Office or the date on which you make written election of payment at our Designated Office (which-ever is later). (See restrictions on payment options imposed by Section 72(s) of the Internal Revenue Code of 1986, as amended ("the Code"), discussed be-low.)

 Death proceeds are paid in cash or applied to one or more of the fixed or variable methods of payment available (see "Annuity Payment Options Avail-able"), depending upon the election made by you during your life (or if appli-cable, the life of the Annuitant). Such an election, particularly in the case of contracts issued for tax qualified retirement plans, is subject to any ap-plicable requirements of Federal tax law. If you have not made such an elec-tion, payment will be in a single sum, unless the beneficiary elects an annu-ity payment option within 90 days after we receive due proof of the Annuitant's or Contractholder's death. Whether and when you make such an elec-tion could affect when you are deemed to have received the contract's death proceeds under the tax laws.

 Section 72(s) of the Code requires that, in order to qualify as annuities un-der Section 72 of the Code, all contracts (1) issued after January 18, 1985 and (2) not for use with various tax qualified retirement plans, must have limitations on the period during which payments from the contract may be made upon the death of the Contractholder or Annuitant. Please refer to your con-tract for a description of these limitations. There are rules comparable to
Section 72(s) that govern the timing of payments after the death of the Annui-tant for tax-benefited retirement plans. (See discussion under heading "Dis-tributions from the Contract" on page 18 of this prospectus.)

 Deferred contracts subject to the law of Texas issued before May 1, 1978 con-tain a special death benefit provision. Please refer to such contracts for a description of this provision.

D. ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS)

 The Annuity Period for a deferred contract begins when amounts accumulated under the contract are applied under an annuity payment option. An immediate contract is always in the Annuity Period.

1. Choice of Retirement Date and Annuity Payment Option

 If a contract is used in connection with tax qualified retirement plans, please refer to the terms of the particular plan. Such plan will ordinarily provide for a time when benefits must begin, the period during which such pay-ments may be made, the payment options that may be selected, and the minimum annual amounts of such payments.

 A. DEFERRED CONTRACTS

 When you apply for a deferred contract, ordinarily you select (1) a retire-ment date (Maturity Date) on which we will begin to make annuity payments and
(2) a form of payment option. (See "Annuity Payment Options Available.") You may select any of the annuity payment options on a fixed or variable basis, or a combination of both. You may (within the limits of the retirement plan, if your contract is issued in connection with such a plan) defer the Maturity Date or change the annuity payment form at any time before annuity payments would otherwise have begun. You also may surrender the contract in whole or in part at any time before or on the Maturity Date.

 B. IMMEDIATE CONTRACTS

 Under immediate contracts, annuity payments begin on a date mutually agreed upon by us and you, normally the date that the Purchase Payment is applied to the contract. Only the Single Life Annuity and Joint Life Annuity Options are available under these contracts, and only on a variable payment basis (see "Annuity Payment Options Available"). The pur-chaser of an immediate contract may, at any time before the first annuity pay-ment, surrender the contract for the surrender proceeds, which would be the amount of assets established in the Fund to meet the obligation for future an-nuity payments under the contract. Payment of surrender proceeds is made in the same manner as under deferred contracts. (See "Surrender (Redemption) Proceeds.")

2. Sex-Neutral Contracts

 In 1983, the United States Supreme Court ruled that annuity benefits derived from contributions made to certain employer-sponsored plans on or after August 1, 1983 must be determined on a sex-neutral basis. Under the decision, bene-fits derived from contributions made prior to August 1, 1983 can continue to be calculated on a sex-distinct basis. The Court's decision does not affect nonemployer-related individual retirement accounts funded through the purchase of variable annuity contracts by an individual.

 Except as described below, the contracts use sex-neutral annuity rates if an-nuity payments under such contracts began after August 1, 1983. Sex-neutral annuity rates are the applicable male rates, whether the Payee is male or fe-male. Sex-distinct annuity rates continue to apply only to contracts for which annuity payments began prior to August 1, 1983. (See "Variable Payment Options.")

 For contracts issued in New York or Oregon for use in situations not involv-ing an employer-sponsored plan, we will calculate benefits on a sex-distinct basis.

3. Fixed and Variable Payment Options

 When you select an annuity payment option (see "Annuity Payment Options Available" below), you also may choose to apply annuity proceeds to a fixed payment option, a variable payment option or a combination of both. If you do not select a payment option by the Maturity Date, variable payments will be made while the Payee is living or for ten years, whichever is longer. (See "Annuity Payment Options Available" below.)

 A.FIXED PAYMENT OPTIONS

 Fixed payment options are available only under deferred contracts. We will transfer all proceeds applied under fixed payment options from the Fund to our general assets. These proceeds will no longer participate in or be affected by the investment performance of the Fund.

 When the option selected involves a life contingency, the applicable annuity purchase rates vary depending on the particular annuity payment option se-lected and on the age of the Payee (and, where sex-neutral annuity rates do not apply, on the sex of the Payee). Annuity purchase rates are used to calcu-late the first payment received under a payout option.

 B.VARIABLE PAYMENT OPTIONS

 When a variable payment option is elected under a deferred contract, the pro-ceeds (or the selected portion thereof) will be applied at the annuity pur-chase rates that we currently are using for immediate contracts, or at the an-nuity purchase rates stated in the contract, whichever are more favorable to the Payee. In the case of immediate contracts, the Net Purchase Payment is ap-plied at our current variable annuity purchase rates.

 As in the case of fixed payment options, when the option selected involves a life contingency, the applicable annuity purchase rates vary depending on the particular annuity payment option selected and the age of the Payee (and where sex-neutral annuity rates do not apply, on the sex of the Payee). Under the variable payment options, however, payments may vary from month to month, de-pending upon the investment performance of the Fund.

 We determine the amount of the basic payment level by applying the appropri-ate annuity purchase rates to the proceeds used to provide the annuity. The amount of the initial variable annuity payment is the same as the basic pay-ment level unless the contract is an immediate contract and the initial pay-ment is due more than 14 days after the Net Purchase Payment is applied. The older the Payee, the greater the basic payment level, because the Payee's life expectancy, and thus the period of anticipated income payments, will be short-er. Under contracts with sex-distinct purchase rates, a given contract value will require a higher basic payment for a male Payee than for a female Payee, reflecting the longer life expectancy of females. If you have selected a pay-ment option that provides for a refund at death of the Payee or that guaran-tees that payments will be made for a certain period after the death of the Payee, the contract value will produce a lower basic payment level.

 If you select an assumed interest rate, it will affect both the basic payment level and the amount by which subsequent payments to the Payee increase or de-crease. If the net investment performance of the Fund is the same as the as-sumed interest rate, the monthly payments will remain level. If the net investment performance exceeds the assumed interest rate, the monthly payments will increase. Conversely, if the net investment perfor-mance is less than the assumed interest rate, the payments will decrease.

 Unless otherwise provided, we will assume an annual interest rate of 3.5%. If a 3.5% rate would trigger a first payment that is larger than permitted under applicable state law or regulation, then we will select a lower rate. Subject to our consent, and if permitted under applicable state law, you may elect a different annual assumed interest rate, up to 5%.

 Election of a higher assumed interest rate produces a larger initial payment, a more slowly rising series of subsequent payments when the actual net invest-ment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

 We will continue to deduct "expense risk" and "mortality risk" charges from the Fund's assets after the Maturity Date if we make annuity payments under any variable payment option, including an option not involving a life contin-gency and under which we bear no mortality risk. (See "Mortality and Expense Risks and Deductions" below for an explanation of these risk charges.)

4. Annuity Payment Options Available

 A. PAYMENTS FOR SPECIFIED PERIOD (DEFERRED CONTRACTS ONLY)

 The proceeds may be paid in monthly payments for a definite number of years selected by you up to 30 years.

 B. SINGLE LIFE ANNUITY

 This option and the Joint Life Annuity option (see below) involve life con-tingencies, since they provide that payments will be made during the continua-tion of one or more lives.

  i.  With No Period Certain

  We pay the proceeds in monthly payments during the life of the Payee. This form of Single Life Annuity option offers the maximum level of monthly pay-ments under an option, payable over the entire life of the Payee. UNDER THIS FORM, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF THE PAYEE SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

  ii. With Period Certain

  This form of Single Life Annuity option is similar to the form described un-der i. above except that payments are guaranteed during the period elected. If the Payee should die prior to the end of that period, annuity payments will continue during the remainder of the period to the designated beneficia-ry. You may elect the period to be 120 months; 240 months; or, under variable payment options only, the nearest whole number of months equal to the amount applied to this option divided by the dollar amount of the basic payment lev-el.

 C. JOINT LIFE ANNUITY

  i.  With No Period Certain

  We pay the proceeds in monthly payments during the joint life of the Payee and a designated joint Payee, and thereafter during the remaining life of the survivor. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

  ii. With 120 Months Certain

  This form of Joint Life Annuity option is similar to the form described un-der i. above, except that the payments are guaranteed for a period of 120 months. If both the Payee and the joint Payee should die before the end of the period, annuity payments will be continued for the remainder of the pe-riod to the designated beneficiary.

  iii. With Reduced Payments to Survivor (No Period Certain)

  This form of Joint Life Annuity option is similar to the form described un-der i. above except that the payments to the survivor, which continue for the survivor's remaining life, are reduced to two-thirds of the amount that would have been payable if both Payees were still living. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE BEFORE THE DUE DATE OF

 THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

 D.OTHER METHODS OF PAYMENT

 In addition to the annuity payment options described above, you may selecet other methods of payment if we agree to the method selected.

5.General Limitations on Options

 In order to qualify as annuities under Section 72 of the Code, all contracts
(1) issued after January 18, 1985 and (2) not for use with various tax quali-fied retirement plans, limit the period over which payments from the contracts may be made on your death. Comparable rules govern the timing of payments af-ter the death of the Annuitant in the case of tax-benefited retirement plans. Please refer to the discussion under "Death Proceeds."

 After you receive a payment under an option involving a life contingency, you may not change to another option unless we agree. Once annuity payments under such options begin, you cannot surrender the contract for a single sum cash payment. However, in the case of any such option involving a period certain, the successor Payee may, at any time after the death of the Annuitant (or both Annuitants in the case of a Joint Life Annuity), elect to surrender the con-tract for a single cash payment equal to the commuted value (which is calcu-lated based on the Assumed Interest Rate) of all remaining unpaid payments. Under variable options which do not involve life contingencies (such as the Payments for Specified Period option), you may surrender the contract for the current value in cash of the Accumulation Units standing to its credit. Alter-natively, if the amounts involved are adequate, they may be applied to any other payment option. Payment or application of surrender proceeds during the Annuity Period shall be in accordance with the procedures that apply to sur-renders during the Accumulation Period. (See "Surrender (Redemption) Pro-ceeds.") The election of any option, particularly in connection with contracts issued for tax qualified retirement plans, is subject to Federal tax law re-quirements, which may restrict your selection of beneficiaries and manner of payment. We recommend that you consult a qualified tax adviser before electing any option.

 Options shall be available only with our consent if the amount to be applied is less than $2,000. We may change the frequency of your payments to quarter-ly, semiannually or annually to bring the amount of each periodic payment to at least $20.

E. OWNERSHIP RIGHTS UNDER THE CONTRACT

 During the Annuitant's lifetime, all rights under the contract belong solely to you unless otherwise provided. Such rights include the right to

 . change the beneficiary

 . change the payment option

 . assign the contract (subject to limitations)

 . exercise all other rights, benefits, options and privileges given by the contract or allowed by us. Transfer of ownership of your contract from a "pension plan" under the Employee Retirement Income Security Act of 1974 ("ERISA") to a non-spousal beneficiary may require spousal consent.

 Qualified Plans and certain TSA Plans with sufficient employer involvement are considered "pension plans" under ERISA and are subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from con-tracts purchased by a pension plan and distributed to or owned by a partici-pant be provided in accordance with certain spousal consent, present value and other requirements that are not enumerated in the contract. Thus, the tax con-sequences of the purchase of the contracts by pension plans should be consid-ered carefully.

 Contracts that are used with tax qualified retirement plans (defined below under "Retirement Plans Offering Federal Tax Benefits") contain restrictions on transfer or assignment that must be satisfied in order to assure continued eligibility for the favorable tax treatment. Such favorable tax treatment is described below under "Federal Income Tax Status." In accordance with these requirements, you may not change ownership of such a contract, nor may the contract be sold, assigned or pledged as collateral for a loan or for any other purpose except under certain limited circumstances. If you are contem-plating a sale, assignment or pledge of the contract, you should carefully re-view the contract's provisions and consult a qualified tax adviser.

 If contracts are used in connection with retirement plans that do not qualify for tax-benefited treatment, such plans also may restrict your exercise of rights.

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
-------------------------------------------------------------------------------

A. OBJECTIVE AND POLICIES

The investment objective of the Fund is growth of capital through investment primarily in equity securities of a diversified group of companies and indus-tries.

 The Fund invests primarily in seasoned issues that trade on national or re-gional stock exchanges or in the over-the-counter market. Current income is not an important factor in the selection of equity securities. Income and re-alized capital gains from portfolio investments are reinvested.

 The Fund's portfolio normally consists principally of common stocks and secu-rities convertible into or carrying rights to purchase common stocks. However, during periods when management believes that economic or market conditions make it advisable, a substantial portion of the Fund's assets may be held tem-porarily in cash or fixed income securities (including long-term fixed income securities) whether or not convertible or carrying such rights. We cannot es-timate when or for how long the Fund may employ such a defensive strategy. Al-so, as a matter of operational policy, the Fund intends to hold sufficient amounts of cash and United States Government or other high-grade liquid secu-rities to meet current expenses and variable annuity contract obligations. Such assets also may be held for limited periods pending investment in accor-dance with the Fund's investment policies.

 Primary emphasis in the selection of issues for the Fund's portfolio is given to those securities that management believes offer a potential for long-term appreciation. However, this emphasis does not preclude occasional investment for short-term appreciation. The Fund's portfolio turnover rate was approxi-mately 204% in 1999 and 267% in 2000. The Fund's portfolio turnover rate may vary significantly depending on the volatility of prevailing or anticipated economic and market conditions. Higher levels of portfolio turnover may result in higher brokerage costs to the Fund.

 The Fund may change its investment objective and these investment policies without your approval.

 There are risks inherent in the ownership of any security. There is no assur-ance that the Fund will achieve its investment objective. Equity securities are subject to price declines as well as advances, and the prices of such se-curities can decline while the cost of living is rising. Fixed income securi-ties are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to market risk (the risk that the market value of the securities will change as a result of changes in market rates of interest or other factors). The Fund may also invest in real estate investment trusts ("REITs"). REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifi-cations. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also sensitive to market risk.

 The value of the Fund's investments is subject to risks of changing economic conditions and to the risk that management may not anticipate such changes and, to the extent consistent with the Fund's investment objective and poli-cies, may not make appropriate changes in the Fund's portfolio.

 The Fund may invest in repurchase agreements. Under these agreements, the Fund purchases a security subject to the agreement of the seller to repurchase the security at an agreed upon price and date. The resale price exceeds the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the sub-ject of the agreement. Repurchase agreements allow the Fund to earn a return on temporarily available cash at relatively low market risk. While the under-lying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obliga-tion of the seller is not guaranteed by the U.S. Government. As a result, there is a risk that the seller may fail to repurchase the underlying securi-ty. In such event, the Fund will attempt to exercise rights with respect to the underlying security, including possible sale in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possi-ble declines in the value of the underlying security while the Fund seeks to enforce its rights, (2) possible reduced levels of income and lack of access to income during this period, and (3) inability to enforce rights and expenses of attempted enforcement.

 The Fund may invest in American Depositary Receipts ("ADRs"). In addition to the risks associated with securities generally, ADR's present additional risks.

 Changes in foreign countries' laws may harm the performance and liquidity of investments underlying ADR's in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business poten-tial of foreign issuers.

 News and events unique to particular regions and foreign countries will af-fect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

 As many investments in foreign countries are denominated in foreign curren-cies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

B. RESTRICTIONS

 The investment restrictions set forth below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders. Please refer to the Statement of Additional Information for a description of other investment restrictions. Some of those restrictions are fundamental pol-icies that may not be changed without Contractholder approval, while others may be changed by the Board of Managers without Contractholder approval.

 The Fund will not:

  1. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of a registered investment company) if, as a result of such purchase, more than 25% of the total assets of the Fund (as of the time of investment) would be invested in any one industry except to the extent permitted by applicable law, regulation or order; or

  2. Borrow money, except to the extent permitted by applicable law, regula-tion or order.

 In addition, Section 817(h) of the Code requires the investments of the Fund to be "adequately diversified" under Treasury Regulations. If there is a con-flict between the restrictions listed above and the regulations under Section 817(h), the regulations will control. (See discussion of the Section 817(h) regulations under "Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment," on page 19 of this prospectus.)

-------------------------------------------------------------------------------
DEDUCTIONS AND EXPENSES
-------------------------------------------------------------------------------

A. DEDUCTIONS FROM PURCHASE PAYMENTS FOR SALES AND ADMINISTRATIVE SERVICES AND PREMIUM TAXES

 New England Securities is the principal underwriter for the Fund under a dis-tribution agreement among the Fund, New England Securities and us. We retain the deductions for sales expenses described below, except for amounts paid to New England Securities for services it performs and expenses it incurs as principal underwriter. Registered representatives of New England Securities receive commissions on the sale of flexible purchase payment contracts at a maximum rate of 5% of purchase payments.

 Under the terms of an administrative agreement between the Fund and us, we furnish or bear the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other per-sonnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund. We do not bear expenses attributable to sales activities, which are covered by the distribution agreement. To cover the cost of providing these services, we retain the deduction for administra-tive expenses described below.

 Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund (see "Accumulation Unit Val-ues, Annuity Unit Values and Net Investment Factors"): (1) any taxes paid or reserved for the income and realized and unrealized capital gains on assets of the Fund, (2) fees for mortality and expense risks assumed and for investment advisory services, (3) brokerage commissions and taxes, if any, for the pur-chase or sale of the Fund's portfolio securities, and (4) fees and expenses of the Board of Managers, including the auditing of Fund assets.

 Various states impose a premium tax on annuity purchase payments received by insurance companies. We may deduct these taxes from Purchase Payments and cur-rently do so for contracts issued in South Dakota. Certain states may require or allow us to pay the premium tax when you elect to begin receiving annuity benefits, rather than when we receive Purchase Payments. In those states we may deduct the premium tax on the date when annuity payments begin. The maxi-mum premium tax currently deducted is

3.5%. In the future, we may deduct premium taxes if required by state insurance tax law, or the applicable premium tax rates may change.

 Surrender of a contract may result in a credit against our premium tax liabil-ity in some states. If this happens, your surrender proceeds will be increased accordingly.

 Premium tax rates may be changed by law, administrative interpretations or court decisions. Premium tax amounts will depend on, among other things, the state of residence of the Annuitant and state insurance tax law.

 Sales and administrative expenses are deducted from each After-tax Purchase Payment. The remaining amount is the Net Purchase Payment. We expect that the deductions for sales expenses will cover sales expenses over the life of the contracts. Any sales expenses not covered by the deduction for sales expenses, will be recovered from our general account, including any income derived from the mortality and expense risk deductions (see "Mortality and Expense Risks and Deductions").

 Deductions from each After-tax Purchase Payment for sales and administrative expenses are set out in the table below:


  Deductions Applicable to Flexible Purchase Payment Contracts

      Portion of             Deduction               Deduction for
   Total After-Tax           for Sales               Administrative                 Total
   Purchase Payment          Expenses                   Expenses                  Deduction
     First $46                  6.0%                       3.0%                      9.0%
     Balance                    6.0%                       2.0%                      8.0%

  Deductions Applicable to Single Purchase Payment Contracts

      Portion of             Deduction               Deduction for
   Total After-Tax           for Sales               Administrative                 Total
   Purchase Payment          Expenses                   Expenses                  Deduction
     First $ 5,000             6.00%                      2.00%                      8.0%
     Next $95,000              3.75%                      0.25%                      4.0%
     Balance                   1.75%                      0.25%                      2.0%


 Under contracts sold to the following persons, purchase payments will be sub-ject to the usual deductions for administrative expenses and premium taxes, if any, but will not be subject to any deductions for sales expenses:

 . certain present and retired employees and certain current and former directors and trustees (including members of the Board of Managers of the Fund) of New England Mutual and NELICO and mutual funds sponsored by NELICO

 . current and retired agents and general agents of New England Mutual and NELICO and their insurance company subsidiaries

 . certain current and retired employees of such agents and general agents

 . the surviving spouses of the employees, agents and general agents listed above

 . any retirement plan or trust for the benefit of the persons listed above.

B. DEDUCTIONS FROM FUND ASSETS

1.Investment Advisory Services and Deductions

 Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts 02110, is the investment adviser to the Fund under an advisory agreement dated October 30, 2000. The agreement provides that CGM will manage, subject to the supervision of the Fund's Board of Managers, the investment and reinvestment of the assets of the Fund. For providing such serv-ices, the Fund pays CGM a fee at the annual rate of .3066% of the average daily net assets of the Fund. This fee is computed on a daily basis and is payable monthly.

 The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. CDC IXIS Asset Management North America, L.P. (formerly Nvest Companies, L.P.), acquired by CDC IXIS Asset Management ("CDC") on October 30, 2000, owns a 50% limited partnership interest in CGM. CDC is a part of the investment management arm of Caisse des Depots et Consig-nations, a major French diversified financial institution. CGM provides dis-cretionary investment services to advisory clients, including other investment company portfolios.

2.Mortality and Expense Risks and Deductions

 We assume the "expense risk" and the "mortality risk" under the contracts, for which we receive deductions from Fund assets.

 The "expense risk" is the risk that the deductions for sales and administra-tive expenses, and the deductions for investment advisory services, may be in-sufficient to cover the actual cost of such items.

 The "mortality risk" has two elements: (1) a "life annuity mortality risk" and, in the case of deferred contracts, (2) a "minimum death refund risk."

 Under the "life annuity mortality risk," we agree to make annuity payments under options involving life contingencies regardless of how long a particular Annuitant or other Payee lives and regardless of how long all Annuitants or other Payees as a class live.

 Under deferred contracts, we also assume a "minimum death refund risk" by providing that a death benefit will be payable upon death of the Annuitant during the Accumulation Period. (See "Death Proceeds" for a description of the death benefit payable.)

 For assuming these risks, we make the following daily deductions from the Fund's net assets:

 (1) For deferred contracts: .00260% (.9490% on an annual basis consisting of .8395% for mortality risk assumptions and .1095% for expense risk assumptions).

 (2) For immediate contracts: .00190% (.6935% on an annual basis consisting of .5840% for mortality risk assumptions and .1095% for expense risk assumptions).

 The percentage of these deductions will not increase over the life of your contract.

C. TOTAL EXPENSES

 For the year ended December 31, 2000, the Fund's total operating expenses equalled 1.31% of its average net assets.

-------------------------------------------------------------------------------
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS
-------------------------------------------------------------------------------

 The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the contracts, include:

  1. Plans qualified under Section 401(a), 401(k) or 403(a) of the Code ("Qualified Plans");

  2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans");

  3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs");

  4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

  5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

 You should consult a qualified tax adviser regarding (1) the suitability of the contracts as a funding vehicle for tax qualified retirement plans, (2) the rules underlying such plans, and (3) state and Federal tax aspects of such plans.

 A summary of the Federal tax laws regarding contributions to, and distribu-tions from, the above tax-benefited retirement plans is presented below under the heading "Special Rules for Annuities Purchased for Annuitants under

Retirement Plans Qualifying for Tax-Benefited Treatment." If a tax-benefited retirement plan lost its qualification for tax-exempt status, employees would lose some of the tax benefits described here.

 In the case of most TSA Plans under Section 403(b)(1) of the Code, and in the case of IRAs purchased under Section 408(b) of the Code, the contracts com-prise the retirement "plan" itself. These contracts will be endorsed, if nec-essary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain contract provisions. Please refer to the contracts and any endorsements for more complete information.

-------------------------------------------------------------------------------
FEDERAL INCOME TAX STATUS
-------------------------------------------------------------------------------

This discussion is a general description of the Federal income tax aspects of the variable annuity contracts. It is not intended as tax advice. For more complete information, you should consult a qualified tax adviser.

A. TAX STATUS OF THE COMPANY AND THE FUND

 We are taxed as a life insurance company under the Code. The Fund and its op-erations are part of our total operations and are not taxed separately. Under current law, no taxes are payable on the investment income and capital gains of the Fund. Such income and gains are retained in the Fund and will not be taxable until the Annuitant or the Annuitant's beneficiary receives annuity payments or other distributions.

 If the law changes so that the assets, investment income or capital gains of the Fund are subject to taxes, the contracts provide that we may make an ap-propriate charge or reserve against the assets of the Fund for such taxes.

B. TAXATION OF THE CONTRACTS

 The contracts are considered annuity contracts taxed under Section 72 of the Code. Generally Section 72 provides that you are not taxed on increases in the value of the contracts until the Annuitant or beneficiary receives annuity payments. (Exceptions to this rule are discussed below under "Special Rules for Annuities Used by Individuals or with Plans and Trusts Not Qualifying Un-der the Code for Tax-Benefited Treatment.")

 Under Section 72, to the extent there is an "investment" in an annuity con-tract, a portion of each annuity payment is excluded from gross income as a return of such investment. The balance of each annuity payment is includible in gross income and taxable as ordinary income. In general, contributions made to an annuity contract that are deductible by the contributor and earnings on all contributions to the annuity contract will not constitute an "investment" in the annuity contract under Section 72.

1. Special Rules for Annuities Purchased for Annuitants Under Tax Qualified Retirement Plans

 Below is a summary of the Federal tax laws applicable to contributions to, and distributions from, retirement plans that qualify for Federal tax bene-fits. Such plans are defined above under the heading "Retirement Plans Offer-ing Federal Tax Benefits." The following summary does not include everything you need to know regarding such tax laws. The Code provisions and the rules and regulations under the Code regarding retirement trusts and plans, the doc-uments that must be prepared and executed, and the requirements that must be met to obtain favorable tax treatment are very complex. If you are thinking about purchasing a contract for use with a tax qualified retirement plan, you should consult a qualified tax adviser regarding applicable Federal and state tax aspects of the contracts and, if applicable, the suitability of the con-tracts as investments under ERISA.

 A. PLAN CONTRIBUTION LIMITATIONS

  i.  Qualified Plans, SEPs, SARSEPs and Governmental Plans

  The law may limit the amount of money contributed to Qualified Plans, SEPs, SARSEPs and Governmental Plans in any contract year. New SARSEPs may not be established after January 1, 1997. Any purchase payments attributable to con-tributions to Qualified Plans, SEPs and SARSEPs are tax deductible to the em-ployer. Contributions to all of these programs are not currently taxable to the Annuitants for whom the contracts are purchased. The contributions to the contract and any increase in contract value attributable to such contribu-tions are not taxed until payments from the contract are made to the Annui-tant or his/her beneficiaries.

  ii. TSA Plans

  Purchase Payments attributable to contributions to TSA Plans are not in-cluded in the Annuitant's income to the extent such Purchase Payments do not exceed the lesser of $10,500, 25% of the Annuitant's compensation, or the "exclusion al-lowance." The exclusion allowance is a calculation that takes into considera-tion the Annuitant's includible compensation, number of years of service, and prior years of contributions. For more information, the Annuitant should ob-tain a copy of IRS Publication 571 on TSA Programs for Employees of Public Schools and Certain Tax-Exempt Organizations, which will assist the Annuitant in calculating the exclusion allowance to which he or she may be entitled for any given tax year. Any Purchase Payments attributable to permissible contri-butions under Code Section 403(b) (and earnings thereon) are not taxable to the Annuitant until distributions are made from the contract.

  iii. IRAs

  The maximum tax deductible purchase payment that may be contributed each year to an IRA is the lesser of $2,000 or 100% of includible compensation if the taxpayer is not covered under an employer plan. A spousal IRA is avail-able if the taxpayer and spouse file a joint return, and the spouse is below age 70 1/2. The maximum deductible contribution to a spousal IRA is the lesser of $2,000, or the aggregate compensation of the taxpayer and spouse reduced by any contributions made to an IRA for the taxpayer for the year. If covered under an employer plan, taxpayers are permitted to make deductible purchase payments; however, for 2001 the deductions are phased out and even-tually eliminated, on a pro rata basis, for taxpayers with an adjusted gross income between $33,000 and $43,000 for an individual, between $53,000 and $63,000 for the covered spouse of a married couple filing jointly and between $0 and $10,000 for a married person filing separately. A spouse who is not covered by an employer plan may deduct the IRA contribution as long as the taxpayer's and spouse's joint income does not exceed $150,000 for the year. A taxpayer may also make nondeductible purchase payments to an IRA or a Roth IRA. However, the total of deductible and nondeductible purchase payments may not exceed the limits described above for deductible payments. For more in-formation concerning contributions to IRAs, you should obtain a copy of IRS Publication 590 on Individual Retirement Accounts.

  iv. Section 457 Plans

  Generally, under a Section 457 Plan, an employee or executive may defer in-come under a written agreement in an amount equal to the lesser of 33 1/3% of includible compensation or $8,500. The amounts deferred (including earnings on deferred amounts) are includible in gross income only in the tax year in which such amounts are paid or made available to the employee or executive or his/her beneficiary. Once contributed to the plan, any contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer. The employer retains all ownership rights to the contract including any voting and redemption rights that may accrue to the contract(s) issued under the plan. This rule does not apply, however, to amounts deferred under a plan maintained by a state or lo-cal government. Such amounts must be held for the exclusive benefit of the employee or his/her beneficiary in a trust, custodial account or annuity con-tract. Under a transitional rule, a plan in existence before August 20, 1996 had until January 1, 1999 to comply with this requirement.

 B. DISTRIBUTIONS FROM THE CONTRACT

 Mandatory Withholding on Certain Distributions

 Many distributions called "eligible rollover distributions" from Qualified Plans and from many TSA Plans are subject to automatic Federal income tax withholding of 20%. State and local income tax withholding may also apply. You can avoid withholding by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or IRA. After December 31, 1998, permis-sible hardship withdrawals from TSA and 401(k) Plans are no longer treated as "eligible rollover distributions."

  i.  Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Governmental Plans

  Payments made from the contracts held under a Qualified Plan, TSA Plan, IRA, SEP, SARSEP or Governmental Plan are taxable under Section 72 of the Code usually as ordinary income in the year of receipt. Any amount received in surrender of all or part of the contract value prior to annuitization will also be included in income in the year of receipt subject to restrictions and penalties discussed below. If there is any "investment" in the contract, a portion of each amount received is excluded from gross income as a return of such investment. Distributions or withdrawals prior to age 59 1/2 may be sub-ject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply (1) to distributions of excess contributions or deferrals;
 (2) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age

 55; (3) when distribution from the contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expec-tancies of the Annuitant and his or her beneficiary); or (4) when distribu-tion is made pursuant to a qualified domestic relations order. In the case of IRAs, the exceptions for distributions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply.

  If the Annuitant dies before distributions begin, distributions must be com-pleted within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the beneficia-ry. If the Annuitant's spouse is the beneficiary, distributions need not be-gin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as frequently as payments made before death. Death proceeds distributed in a lump sum are taxed in the same manner as a full surrender of the contract value, as described above.

  With respect to TSA Plans, contributions to the contract made after December 31, 1988 and any increases in contract value after that date may not be dis-tributed prior to the account holder attaining age 59 1/2, termination of em-ployment, death or disability. Contributions (but not earnings) made after December 31, 1988 may however be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the contract value as of December 31, 1988. These restrictions are not expected to change the circum-stances under which transfers to other investments that qualify for tax-free treatment under Section 403(b) of the Code may be made.

  Annuity payments, periodic payments or annual distributions must begin by the later of April 1 of the calendar year following the year in which the An-nuitant attains age 70 1/2 or, in the case of plans other than IRAs, SEPs or SARSEPs, in the year in which the Annuitant retires, if later. Each annual distribution must equal or exceed a "minimum distribution amount," which is determined by minimum distribution rules under the plan. A penalty tax of up to 50% of the amount that should be distributed may be imposed by the Inter-nal Revenue Service for failure to distribute the required minimum amount.

  ii. Section 457 Plans

  When the Annuitant receives a distribution under a contract held under a
 Section 457 Plan, such amount is taxed as ordinary income in the year re-ceived. The plan must not permit distributions prior to the Annuitant's sepa-ration from service (except in the case of unforeseen emergency). In addi-tion, a distribution from a state or local government plan before age 59 1/2 may be subject to an additional penalty tax of 10% of the amount included in income, unless the Annuitant is otherwise exempt.

  Generally, annuity payments, periodic payments or annual distributions must begin by April 1 of the calendar year following the year in which the Annui-tant attains age 70 1/2. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring em-ployer. Each annual distribution must equal or exceed a "minimum distribution amount," which is determined in accordance with IRS regulations. A penalty tax of up to 50% of the amount that should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum amount. If the Annuitant dies before distributions begin, the same special distribution rules generally apply in the case of Section 457 Plans as in the case of Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus. An exception to these rules provides that if the benefi-ciary is other than the Annuitant's spouse, distribution must be completed within 15 years of death, regardless of the beneficiary's life expectancy.

2. Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment

 For an annuity held by an individual, any increase in the accumulated value of the contract is not taxable until received as annuity payments or as a full or partial lump sum.

 Under Section 72(u) of the Code, however, contracts not held by a natural person (i.e., those held by a corporation or certain trusts) generally are not treated as an annuity contract for Federal tax purposes. As a result, an annu-ity contractholder who is not a natural person must include in income any in-crease during the taxable year in the accumulated value over the investment in the contract.

 Section 817(h) of the Code requires the investments of the Fund to be "ade-quately diversified" under Treasury Regulations. Failure to do so means that the contracts would cease to qualify as annuities for Federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and we believe that the Fund complies fully with these requirements.

 Any amount received by surrender of all or part of the contract value prior to annuitization will be included in gross income to the extent of any in-creases in the value of the contract resulting from earnings or gains of the Fund.

 The Code also imposes a 10% penalty tax on amounts received under a contract that are includible in gross income. The penalty tax will not apply to any amount received under the contract:

 . after you have attained age 59 1/2,

 . after your death,

 . after you have become totally and permanently disabled,

 . as one of a series of substantially equal periodic payments made for your life (or life expectancy) or the joint lives (or life expectancies) of you and a beneficiary,

 . if the contract is purchased under certain types of retirement plans or arrangements,

 . that is allocable to investments in the contract before August 14, 1982, or

 . if the contract is an immediate annuity contract.

 In the calculation of any increase in value for contracts entered into after October 4, 1988, all annuity contracts issued by us or our affiliates to the same Contractholder within a calendar year will be treated as one contract.

3. Tax Withholding

 The Code and the laws of some states require tax withholding on distributions made under annuity contracts, unless the recipient has elected not to have any amount withheld. We give recipients an opportunity to tell us whether taxes should be withheld.

-------------------------------------------------------------------------------
VOTING RIGHTS
-------------------------------------------------------------------------------

The Fund does not hold regular annual meetings of Contractholders. Rather, meetings of Contractholders are held only when required by the 1940 Act or as otherwise deemed appropriate by the Fund's Board of Managers.

 All Contractholders have the right to vote at any meeting of Contractholders, and the number of votes each Contractholder may cast is determined by refer-ence to the record date, which is chosen by the Board of Managers and which must be within 90 days before the date of the meeting. Each Contractholder may cast (1) on a contract in the Accumulation Period, a number of votes equal to the number of Accumulation Units credited to the contract and (2), on a con-tract in the Annuity Period, a number of votes equal to (a) the amount of as-sets established in the Fund to meet the obligation for future payments under variable options elected under the contract divided by (b) the value of an Ac-cumulation Unit. The number of votes attributable to a contract during the An-nuity Period will tend to decrease over time.

  NEITHER THE FUND NOR THE COMPANY SHALL BE UNDER A DUTY TO INQUIRE AS TO (1) THE RECEIPT BY A CONTRACT-HOLDER OF INSTRUCTIONS FROM PERSONS, IF ANY, WHO MAY HAVE THE RIGHT TO INSTRUCT THE CONTRACTHOLDER WITH RESPECT TO VOTES ATTRIBUT-ABLE TO THE CONTRACTHOLDER'S CONTRACT, (2) THE VALIDITY OR EFFECT OF ANY VOT-ING INSTRUCTIONS RECEIVED BY A CONTRACTHOLDER OR (3) THE AUTHORITY OF THE CONTRACTHOLDER TO CAST VOTES. Except as the Fund or the Company has actual knowledge to the contrary, the votes cast by the Contractholders shall be valid and effective as they affect the Fund, the Company and any others having voting rights with respect to the Fund.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----
SPECIAL TERMS USED IN THIS PROSPECTUS.....................................    2
HIGHLIGHTS................................................................    3
EXPENSE TABLE.............................................................    4
PER UNIT INCOME AND CAPITAL CHANGES.......................................    5
FINANCIAL STATEMENTS......................................................    5
FUND PERFORMANCE..........................................................    6
DESCRIPTION OF THE COMPANY AND THE FUND...................................    7
THE VARIABLE ANNUITY CONTRACTS............................................    7
A. How Contract Purchase Payments May be Made.............................    7
B. Accumulation Unit Values, Annuity Unit Values and Net Investment
   Factors................................................................    7
C. Accumulation Period (Deferred Contracts)...............................    8
 1. How Accumulation Units are Calculated.................................    8
 2. Contract Value........................................................    8
 3. Surrender (Redemption) Proceeds.......................................    8
 4. Death Proceeds........................................................    9
D. Annuity Period (Deferred and Immediate Contracts)......................    9
 1. Choice of Retirement Date and Annuity Payment Option..................    9
 2. Sex-Neutral Contracts.................................................   10
 3. Fixed and Variable Payment Options....................................   10
 4. Annuity Payment Options Available.....................................   11
 5. General Limitations on Options........................................   12


                                                                            PAGE
                                                                            ----
E. Ownership Rights Under the Contract....................................   12
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...........................   13
A. Objective and Policies.................................................   13
B. Restrictions...........................................................   14
DEDUCTIONS AND EXPENSES...................................................   14
A. Deductions from Purchase Payments for Sales and Administrative Services
   and Premium Taxes......................................................   14
B. Deductions from Fund Assets............................................   15
 1. Investment Advisory Services and Deductions...........................   15
 2. Mortality and Expense Risks and Deductions............................   16
C. Total Expenses.........................................................   16
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS............................   16
FEDERAL INCOME TAX STATUS.................................................   17
A. Tax Status of the Company and the Fund.................................   17
B. Taxation of the Contracts..............................................   17
 1. Special Rules for Annuities Purchased for Annuitants Under Tax
    Qualified Retirement Plans ...........................................   17
 2. Special Rules for Annuities Used by Individuals or With Plans and
    Trusts Not Qualifying Under the Code for Tax-Benefited Treatment......   19
 3. Tax Withholding.......................................................   20
VOTING RIGHTS.............................................................   20

                   ---------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                     TABLE OF CONTENTS

                   ---------------------------------------

                                                                           Page
                                                                           -----
      HISTORY.............................................................  II-3
      INVESTMENT OBJECTIVE AND POLICIES...................................  II-3
      MANAGEMENT OF THE FUND..............................................  II-4
      INVESTMENT ADVISORY AND OTHER SERVICES..............................  II-7
        Advisory Agreement................................................  II-7
        Administrative Agreement..........................................  II-8
        Administrative Services Agreement.................................  II-8
        Distribution Agreement............................................  II-8
        Safekeeping of Securities.........................................  II-8
        Independent Accountants...........................................  II-9
      PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS....................  II-9
      DISTRIBUTION OF CONTRACTS........................................... II-10
      CALCULATION OF PERFORMANCE DATA..................................... II-10
      ANNUITY PAYMENTS.................................................... II-11
      NET INVESTMENT FACTOR............................................... II-13
      EXPERTS............................................................. II-13
      FINANCIAL STATEMENTS................................................   F-1

                   ---------------------------------------

  If you would like to obtain a copy of the Statement of Additional Information of the Fund, please complete the request form below and mail it to:

                           New England Securities Corporation
                           399 Boylston Street
                           Boston, Massachusetts 02116


               Please send a copy of the Statement of Additional
            Information of New England Variable Annuity Fund I to:

           ----------------------------------------------------
                                     Name

           ----------------------------------------------------
                                    Street


           ----------------------------------------------------
                         City             State    Zip

                           NEW ENGLAND VARIABLE ANNUITY FUND I
                           INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                           ---------------------------------------------------
                           Issued by
                           METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                                   (PART B)

                               MAY 1, 2001

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2001 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116.

VA-229-01

                               TABLE OF CONTENTS

HISTORY...................................................................  II-3
INVESTMENT OBJECTIVE AND POLICIES ........................................  II-3
MANAGEMENT OF THE FUND ...................................................  II-4
INVESTMENT ADVISORY AND OTHER SERVICES ...................................  II-7
  Advisory Agreement .....................................................  II-7
  Administrative Agreement ...............................................  II-8
  Administrative Services Agreement.......................................  II-8
  Distribution Agreement .................................................  II-8
  Safekeeping of Securities...............................................  II-8
  Independent Accountants ................................................  II-9
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .........................  II-9
DISTRIBUTION OF CONTRACTS ................................................ II-10
CALCULATION OF PERFORMANCE DATA .......................................... II-10
ANNUITY PAYMENTS ......................................................... II-11
NET INVESTMENT FACTOR .................................................... II-13
EXPERTS .................................................................. II-13
FINANCIAL STATEMENTS .....................................................   F-1

                                    HISTORY

  New England Variable Annuity Fund I (the "Fund") is a separate account of Metropolitan Life Insurance Company ("MetLife" or the "Company"). The Fund was originally a separate account of New England Mutual Life Insurance Company ("New England Mutual"), and became a separate account of the Company when New England Mutual merged with and into the Company on August 30, 1996.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective and policies of the Fund are summarized on the front page of the Prospectus and in the text of the Prospectus under the heading "Investment Objective, Policies and Restrictions."

  As disclosed in the Prospectus, the Fund invests primarily in equity securities such as common stocks and securities convertible into or carrying rights to purchase common stocks. However, when management considers that economic or market conditions make it advisable, the Fund may take a defensive position by investing a substantial portion of its assets in cash or fixed income securities (including long-term fixed income securities) whether or not convertible or carrying such rights. No estimate can be made as to when or for how long the Fund will employ such defensive strategies; however, in the past, such periods have approached one year in length.

  The investment restrictions set forth in paragraphs 1 through 5 below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders.

  The Fund will not:

    1. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

    2. Purchase or sell real estate, except that, consistent with its investment policies, the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

    3. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Fund may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

    4. Make loans, except by purchasing debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

    5. Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or future contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

  The investment restrictions set forth in paragraphs 1 through 5 below may be changed by the Board of Managers of the Fund without Contractholder approval.

  The Fund will not:

    1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

    2. Invest more than 15% of the value of the net assets of the Fund in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Fund exceeds 15% of the value of the net assets of the Fund, the Fund shall consider appropriate steps to protect liquidity);

    3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

    4. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

    5. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).

  AMERICAN DEPOSITARY RECEIPTS--The Fund may invest in foreign equity securities by purchasing American Depositary Receipts ("ADRs"). ADRs are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form.

  ADRs can be either "sponsored" or "unsponsored." Sponsored ADRs are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored ADRs are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored ADRs.

  To the extent the Fund acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADR (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in ADRs does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of ADRs is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the ADRs receipts and the underlying securities are quoted. However, as ADRs are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

                            MANAGEMENT OF THE FUND

  The Board of Managers and the officers of the Fund, their ages (in parentheses) and addresses at May 1, 2001, and their principal occupations during the past five years or more are as follows:

JOHN J. ARENA, Manager of the Fund since 1996, (63).
330 Beacon Street, Boston MA 02116.

 Retired; formerly, Vice Chairman of the Board of Directors of Bay Banks, Inc. and President, BayBank Investment Management.

EDWARD A. BENJAMIN, Manager of the Fund since 1999, (63).
71 Sierra Rosa Loop, Santa Fe, NM 87501

 Retired; Director, Precision Optics Corporation (optics manufacturer); formerly, Partner, Ropes & Gray (law firm) through 1998.

MARY ANN BROWN*, Manager of the Fund since 1999, (49).

New England Life Insurance Company, 501 Boylston Street, Boston, MA 02116.

 President, New England Financial Products & Services, New England Life Insurance Company; Head of Individual Business Product Management, MetLife; Chairman, Security First Group; Director, Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Senior Vice President, New England Life Holdings, Inc. formerly, President and Chief Executive Officer, Atlantic International Reinsurance Company; formerly, Director, SRNM Swiss Reinsurance Company, 1996-1998; formerly, Principal, Tillinghast/Towers Perrin (consulting) until 1996.

JOHN W. FLYNN, Manager of the Fund since 1996; (61).
791 Main Street, Warren, RI 02885.

 Retired; formerly, Vice Chairman, Chief Financial Officer, Fleet Financial Group (banking).

ANNE M. GOGGIN*, Manager of the Fund since 1995; and Chairman of the Board, Chief Executive Officer and President of the Fund since June 1999; (52).

New England Life Insurance Company ("NELICO"), 501 Boylston Street, Boston, MA 02116.

 Senior Vice President and General Counsel, NELICO; Chief Counsel-Individual Business, MetLife; Chairman of the Board of Managers, President and Chief Executive Officer, MetLife Advisers, LLC (formerly New England Investment Management, LLC ("NEIM"), formerly known as New England Investment Management, Inc.; Director, New England Securities Corporation ("NES"); formerly, Vice President, General Counsel, Secretary and Clerk, NES, 1993-1999.

NANCY HAWTHORNE, Manager of the Fund since 1995; (50).
60 Hyslop Road, Brookline, MA 02146.
 Chairman of the Board, WorldClinic (a distance medicine company); Director, Perini Corporation (construction); Director, Avid Technologies (computer software company); Director, CGU (property and casualty insurance company); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).

JOHN T. LUDES, Manager of the Fund since 1996; (64).

57 Water Street, Marion, MA 02738.

 Retired; formerly, Vice Chairman, President and Chief Operating Officer, American Brands (global conglomerate); formerly, President & Chief Operating Officer, Fortune Brands (global conglomerate), 1995-1998; formerly, President and CEO, Acushnet Company (sporting goods manufacturing), 1982-1995.

DALE ROGERS MARSHALL, Manager of the Fund since 1995; (64).
Wheaton College, 26 East Main Street, Norton, MA 02766.
 President, Wheaton College; formerly, Academic Dean, Wellesley College.

THOMAS M. LENZ, Secretary of the Fund since February 2000; (42).

NELICO, 501 Boylston Street, Boston, MA 02116.

 Assistant General Counsel, MetLife; Secretary and General Counsel, MetLife Advisers, LLC (formerly NEIM) (since December 1998); formerly, Vice President, State Street Bank and Trust Company from 1996 until December 1998; Senior Vice President U.S./Offshore Product Development and Associate General Counsel, Signature Financial Group, Inc. prior to 1996.

-------
  *Indicates a Board member who is an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act").

  COMMITTEES OF THE BOARD. The Managers have delegated certain authority to an Executive Committee consisting of Messrs. Arena and Flynn and Ms. Goggin and other authority to the Audit Committee or the Contract Review and Governance Committee. The latter two committees currently have the same members (Mses. Hawthorne and Marshall and Messrs. Arena, Flynn and Ludes), all of whom are Managers who are not interested persons of the Fund.

  The Executive Committee is authorized to exercise broad decision-making responsibility, on behalf of the Fund's Board of Managers, with respect to issues that require immediate response and for which it is difficult or impractical to contact all of the members of the Board within the time frame required for the decision.

  The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Flynn currently serves as chairman of the Audit Committee.

  The Contract Review and Governance Committee reviews and makes recommendations to the Board as to contracts requiring approval of a majority of the Managers who are not interested persons of the Fund and any other contracts which may be referred to it by the Board. The Committee also recommends to the Board nominees for election as Managers of the Fund and recommends the compensation of the Managers who are not interested persons of the Fund. Mr. Arena currently serves as chairman of the Contract Review and Governance Committee.

  BOARD COMPENSATION. The Fund does not pay any remuneration to officers or Managers who are interested persons of the Fund.

  Each Manager who is not an "interested person" of the Fund also serves as trustee and member of the same committees of New England Zenith Fund, a registered investment company, and for serving in all capacities receives an aggregate retainer fee at the annual rate of $22,000 and aggregate attendance fees of $3,500 for each board meeting attended. In addition, the chairman of the Contract Review and Governance Committee receives a retainer at the annual rate of $6,000, and the chairman of the Audit Committee receives a retainer at the annual rate of $4,000. These fees are allocated among the Fund and the series of New England Zenith Fund based on a formula that takes into account, among other factors, the net assets of the Fund and each such series of New England Zenith Fund.

  During the fiscal year ended December 31, 2000, the persons who were then Managers of the Fund received the amounts set forth below for serving as a Manager of the Fund and for also serving on the Board of Trustees of New England Zenith Fund. As of December 31, 2000, there were a total of 15 series of New England Zenith Fund.

                                                             TOTAL COMPENSATION
                                                             FROM THE FUND AND
                                      AGGREGATE COMPENSATION NEW ENGLAND ZENITH
   NAME OF MANAGER                    FROM THE FUND IN 2000     FUND IN 2000
   ---------------                    ---------------------- ------------------
John J. Arena........................         $1,993              $55,883
Edward A. Benjamin...................          1,718               46,333
John W. Flynn........................          1,825                1,825
Nancy Hawthorne......................          1,923               49,833
John T. Ludes........................          1,570               43,833
Dale Rogers Marshall.................          1,512               42,833

-------

  CODE OF ETHICS. The Fund, New England Securities, the principal underwriter of the Fund, and Capital Growth Management Limited Partnership ("CGM"), the adviser to the Fund have each adopted a Code of Ethics which establish procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

  Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

Each Code of Ethics is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of each Code of Ethics may be obtained by paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                    INVESTMENT ADVISORY AND OTHER SERVICES

  ADVISORY AGREEMENT. Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts 02110, serves as investment adviser to the Fund under an advisory agreement dated October 30, 2000. CGM has served as the Fund's investment adviser since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis Sayles & Company, L.P. ("Loomis Sayles"), whose Capital Growth Management Division was reorganized into CGM on that date. CGM is a limited partnership whose sole general partner is Kenbob, Inc., a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. CGM provides discretionary investment management services to mutual funds and other clients. CDC IXIS Asset Management North America, L.P. (formerly Nvest Companies, L.P.), acquired by CDC IXIS Asset Management ("CDC") on October 30, 2000, owns a 50% limited partnership interest in CGM. CDC is a part of the investment management arm of Caisse des Depots et Consignations, a major French diversified financial institution.

  CGM, subject to the supervision of the Fund's Board of Managers, manages the investment and reinvestment of Fund assets. For providing such services, the Fund pays CGM a fee at the annual rate of .3066% of the average daily net assets of the Fund (which excludes any accrued tax liabilities and reserves for taxes arising from the income and realized and unrealized capital gains on the assets of the Fund). This fee is computed on a daily basis and is payable monthly. During the years ended December 31, 1998, 1999 and 2000 the Fund paid CGM advisory fees of $232,028, $229,509, and $212,067.

  The advisory agreement provides that it shall continue in effect for an initial term of two years from the date of its execution and thereafter from year to year so long as its continuance is approved at least annually by (i) the Board of Managers of the Fund or by the affirmative vote of a majority of the votes which may be cast by all Contractholders ("majority vote of the Contractholders") and (ii) by the vote of a majority of the Board of Managers who are not interested persons of the Fund or of CGM, cast at a meeting called for that purpose. (Majority vote of the Contractholders means 67% or more of the votes present (in person or by proxy) and entitled to be cast if Contractholders entitled to cast more than 50% of the outstanding votes of the Fund are present (in person or by proxy), or more than 50% of all votes which are entitled to be cast by all Contractholders of the Fund, whichever is less.) Any amendment to the advisory agreement must be approved by majority vote of the Contractholders and by vote of a majority of the Managers who are not such interested persons. The agreement may be terminated without penalty by the Board of Managers or the Contractholders upon 60 days' written notice to CGM or by CGM upon 90 days' written notice to the Fund, and it terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Fund shall at any time be required by the Company to eliminate all reference to the phrase "New England" in its name, unless the continuance of the agreement after such change of name is approved by majority vote of the Contractholders and by a majority of the Managers who are not interested persons of the Fund or CGM. The agreement also provides that CGM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

  CGM has individual and institutional clients besides the Fund, including the following other investment company portfolios: CGM American Tax Free Fund, CGM Capital Development Fund, CGM Mutual Fund, CGM Fixed Income Fund, CGM Focus Fund, CGM Realty Fund, CDC Nvest Growth Fund (a series of CDC Nvest Funds Trust I) and the Capital Growth Series of New England Zenith Fund (for which CGM acts as a subadvisor).

  Managers of the Fund may also serve as officers, directors, or trustees of other investment companies advised by CGM or of other corporate or fiduciary clients of CGM. Such clients may include some accounts of MetLife and its affiliates ("MetLife accounts"). The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies, or clients advised by CGM (including MetLife accounts) desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Board of Managers that the desirability of retaining CGM as adviser to the Fund outweighs the disadvantages, if any, which might result from these practices.

  ADMINISTRATIVE AGREEMENT. Under the terms of an administrative agreement between the Fund and the Company, the Company furnishes or bears the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other personnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund, but not including expenses attributable to sales activities, which are covered by the distribution agreement among the Fund, the Company and New England Securities. As compensation, the Company retains the deduction for administrative expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes." For the years 1998, 1999 and 2000 this deduction amounted to $4,036, $4,540 and $4,367, respectively.

  Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains and assets of the Fund, (b) fees for mortality and expense risks assumed and for investment advisory services, (c) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (d) fees and expenses of the Board of Managers, including the auditing of Fund assets.

  ADMINISTRATIVE SERVICES AGREEMENT. Pursuant to an administrative services agreement between the Company and New England Life Insurance Company ("NELICO"), NELICO serves as the Designated Office for servicing the Contracts and performs certain other administrative services for the Company relating to the Fund and the Contracts. NELICO is compensated for these services based on the expenses it incurs in providing them. NELICO was a wholly-owned subsidiary of New England Mutual before it merged into the Company, and became an indirect subsidiary of the Company through MetLife Holdings as a result of the merger.

  DISTRIBUTION AGREEMENT. New England Securities Corporation ("New England Securities") serves as principal underwriter for the Fund pursuant to a distribution agreement among the Fund, the Company and New England Securities. The agreement does not obligate New England Securities to sell a specific number of contracts. The Company retains the deduction for sales expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes". For the years 1998, 1999 and 2000 these deductions amounted to $10,811, $9,949 and $9,926, respectively.

  New England Securities also serves as principal underwriter to New England Retirement Investment Account, The New England Variable Account, New England Variable Life Separate Account, New England Variable Annuity Separate Account and New England Zenith Fund.

  SAFEKEEPING OF SECURITIES. The Fund maintains custody of its securities pursuant to a safekeeping and services agreement with State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110. Eligible securities of the Fund are held on deposit with The Depository Trust Company. The safekeeping agreement differs from the typical forms of mutual fund custodian agreements in that the responsibilities of the bank are less broad. For example, the Company, under its administrative agreement with the Fund, retains substantially more flexibility in dealing with cash balances and has much greater responsibility for pricing in the context of contract sales and redemptions. The Company bears State Street Bank's costs under the safekeeping and services agreement in accordance with the terms of the administrative agreement with the Fund.

  INDEPENDENT ACCOUNTANTS. The Fund's independent accountants are Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche LLP conducts an annual audit of the Fund's financial statements, conducts an examination of securities owned by the Fund and held pursuant to the safekeeping agreement, and consults with the Company's financial personnel on current accounting and financial matters relating to the Fund. Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) served as the Fund's independent accountants prior to 1997.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  In buying and selling portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities are carried out through brokers or dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

  CGM selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling the order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commissions will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the brokers in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. These services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

  In 2000, brokerage transactions for the Fund aggregating $57,570,541 were allocated to brokers providing research services and $62,863 in commissions were paid on these transactions. During 1998, 1999, and 2000 the Fund paid total brokerage fees of $272,778, $315,387 and $402,171, respectively.

                           DISTRIBUTION OF CONTRACTS

  New England Securities Corporation, an indirect subsidiary of the Company, is the principal underwriter of the contracts. The contracts are no longer offered for sale, but Contractholders may make on-going purchase payments under the Fund's flexible purchase payment contracts. NELICO's life insurance agents and insurance brokers who are registered representatives of New England Securities service the contracts. The Company pays commissions, none of which are retained by New England Securities, to the registered representatives who have sold the contracts. In 1998, 1999, and 2000 the Company paid commissions to those registered representatives with respect to ongoing purchase payments under the contracts in the amounts of $9,087, $14,151 and $9,926, respectively.

                        CALCULATION OF PERFORMANCE DATA

  As set forth in the prospectus under "Fund Performance," the Fund's Annual and Semi-Annual Reports show the percentage change in unit value of the Fund without reflecting the impact of any sales and administrative charges. (The Annual and Semi-Annual Reports also illustrate the Fund's Average Annual Total Return, which does reflect the deduction of sales and administration charges.) The percent change in unit value represents what the increase in contract value would be for a Contractholder who did not make any Purchase Payments or surrenders during the year. The percentage change in unit value is shown for every calendar year since inception of the Fund to the date of the report and for 20, 15, 10, 5 and 1 year periods ending with the date of the report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

  The following percentage change in unit value figures appear in the Fund's Annual Report for the year ended December 31, 2000.

PERCENT CHANGE IN UNIT VALUE
----------------------------
29 years, 9 months ended December 31, 2000............................ +3,123.1%
20 years ended December 31, 2000...................................... +1,855.2%
15 years ended December 31, 2000......................................   +673.3%
10 years ended December 31, 2000......................................   +344.9%
5 years ended December 31, 2000.......................................   +125.7%
1 year ended December 31, 2000........................................     -2.6%

                      ANNUAL PERCENT CHANGE IN UNIT VALUE
                             SINCE FUND INCEPTION

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      March 25, 1971........................................  $ 1.157298    --
      December 31, 1971.....................................    1.180085   +2.0
      December 31, 1972.....................................    1.324345  +12.2
      December 31, 1973.....................................    1.144645  -13.6
      December 31, 1974.....................................    0.786512  -31.3
      December 31, 1975.....................................    0.981727  +24.8
      December 31, 1976.....................................    1.147484  +16.9
      December 31, 1977.....................................    1.077867   -6.1
      December 31, 1978.....................................    1.180390   +9.5
      December 31, 1979.....................................    1.356685  +14.9
      December 31, 1980.....................................    1.907809  +40.6
      December 31, 1981.....................................    2.046992   +7.3
      December 31, 1982.....................................    3.254033  +59.0
      December 31, 1983.....................................    3.943886  +21.2
      December 31, 1984.....................................    3.572709   -9.4
      December 31, 1985.....................................    4.823900  +35.0
      December 31, 1986.....................................    6.156190  +27.6
      December 31, 1987.....................................    7.017161  +14.0
      December 31, 1988.....................................    6.745649   -3.9
      December 31, 1989.....................................    7.984578  +18.4
      December 31, 1990.....................................    8.383448   +5.0
      December 31, 1991.....................................   11.835525  +41.2
      December 31, 1992.....................................   11.576959   -2.2
      December 31, 1993.....................................   12.850577  +11.0
      December 31, 1994.....................................   11.899473   -7.4
      December 31, 1995.....................................   16.523266  +38.9
      December 31, 1996.....................................   20.079854  +21.5
      December 31, 1997.....................................   24.547721  +22.3
      December 31, 1998.....................................   32.575691  +32.7
      December 31, 1999.....................................   38.279606  +17.5
      December 31, 2000.....................................   37.301000   -2.6

                               ANNUITY PAYMENTS

  When a variable payment option is selected, the contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the payee (and, where sex-neutral annuity rates are not applicable, on the sex of the payee when the payment option selected involves a life contingency). The impact of the choice of option and the sex and age of the payee on the level of annuity payments is described in the prospectus under "Variable Payment Options."

  The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the value of the applicable annuity unit as of the date of payment. The values of annuity units will change from day to day, depending upon the investment performance of the Fund.

  The selection of an assumed interest rate will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net Investment Factors (discussed below) applicable to the contract will be equivalent on an annual basis to a net investment return at the assumed interest rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the assumed interest rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the assumed interest rate, then the next payment will be smaller than the preceding payment. The definition of the assumed interest rate, and the effect of the level of the assumed interest rate on the amount of monthly payments, is explained in the prospectus under "Variable Payment Options."

  The number of annuity units credited under a variable payment option is determined as follows:

    (1) The proceeds under a deferred contract, or the Net Purchase Payment under an immediate contract, are applied at the Company's annuity purchase rates for the selected assumed interest rate to determine the basic payment level.

    (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value next determined following the application of proceeds (in the case of a deferred contract) or Net Purchase Payment (in the case of an immediate contract).

  The dollar amount of the initial payment will be at the basic payment level (if, in the case of an immediate contract, the payment is due not later than 14 days after the Net Purchase Payment is applied). The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

  The value of an annuity unit depends on the assumed interest rate and on the Net Investment Factor applicable at the time of valuation. The Net Investment Factor, and thus changes in the value of an annuity unit under a variable payment option, reflects daily deductions for investment advisory services and mortality and expense risks. (See "Net Investment Factor" below). The initial annuity unit values were set at $1.00 effective on the date on which assets were first placed in the Fund.

  The annuity unit value for any day is equal to the corresponding annuity unit value previously determined multiplied by the applicable Net Investment Factor for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor for each day since the annuity unit value was last determined. The assumed interest factor represents the daily equivalent of the contract's annual assumed interest rate. In the calculation of annuity unit values, the assumed interest factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the contract's assumed interest rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will decrease. At an assumed interest rate of 3.5% the assumed interest factor is .9999058. Assumed interest factors for other assumed interest rates are computed on a consistent basis.

                             NET INVESTMENT FACTOR

  The Net Investment Factor for the Fund is determined after the New York Stock Exchange closes on each day on which the Exchange is open for trading (a "Trading Day") as follows:

  On each Trading Day a Gross Investment Rate is determined from the investment performance of the Fund since the close of regular trading on the New York Stock Exchange on the preceding Trading Day. This rate may be positive or negative and is equal to:

    i. The investment income since the close of regular trading on the New York Stock Exchange on the preceding Trading Day, plus capital gains minus capital losses for the same period, whether realized or unrealized, less deductions for: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains on assets of the Fund, (b) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (c) fees and expenses of the Board of Managers, divided by

    ii. The value of the total assets of the Fund as of the close of regular trading on the New York Stock Exchange on the preceding Trading Day less any assets set aside as a provision for taxes and accrued expenses described in i. above.

  The Net Investment Factor is equal to the sum of this Gross Investment Rate and 1.0000000, less deductions from net assets at the following rates for each day since the close of regular trading on the New York Stock Exchange on the preceding Trading Day:

    i. For Deferred Contracts: .00344% (1.2556% on an annual basis consisting of .3066% for investment advisory services and .8395% for mortality risk assumptions plus .1095% for expense risk assumptions made by the Company).

    ii. For Immediate Contracts: .00274% (1.0001% on an annual basis consisting of .3066% for investment advisory services and .5840% for mortality risk assumptions plus .1095% for expense risk assumptions made by the Company).

  The Net Investment Factor may be less than 1.0000000.

                                    EXPERTS

  The financial statements of New England Variable Annuity Fund I of MetLife included in this Statement of Additional Information and the information in the Prospectus concerning selected per unit data and ratios have been audited by Deloitte & Touche LLP, independent accountants, for the period and as stated in their report appearing herein and have been so included in reliance upon such reports of such firm given upon their authority as experts in auditing and accounting.

INDEPENDENT AUDITORS' REPORT

To the Board of Managers and the Contract Owners of New England Variable Annuity Fund I

We have audited the accompanying statement of assets and liabilities of New England Variable Annuity Fund I (the "Fund"), including the schedule of portfolio investments, as of December 31, 2000, and the related statements of operations for the year then ended, changes in net assets for the two years then ended, and selected per unit data and ratios for the four years then ended. Theses financial statements and selected per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audit. The selected per unit data and ratios for the year ended December 31, 1996 were audited by other auditors whose report dated January 31, 1997 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. Where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of New England Variable Annuity Fund I as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and selected per unit data and ratios for the four years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2001

NEW ENGLAND VARIABLE ANNUITY FUND I

STATEMENT OF
ASSETS AND LIABILITIES
December 31, 2000

Assets
 Investments at value (cost
  $55,100,194)(Note 2) ..............................................  $63,147,196
 Receivable for investments
  sold...............................................................    5,193,093
 Dividends and interest receivable...................................      137,808
                                                                       -----------
    Total assets.....................................................   68,478,097
                                                                       -----------
Liabilities
 Payable for investments purchased...................................    4,187,696
 Payable for investment advisory fees (Note 4).......................       15,143
 Payable for mortality and expense risks (Note 5)....................       44,196
 Payable for other direct expenses (Note 4)..........................       54,165
 Payable to bank.....................................................      619,567
                                                                       -----------
    Total liabilities................................................    4,920,767
                                                                       -----------
Net assets...........................................................  $63,557,330
                                                                       ===========
Net assets attributable to variable annuity contractholders 1,513,677 accumulation units at $37.30 per unit...............................  $56,461,664
Annuity reserves (Note 2)............................................    7,095,666
                                                                       -----------
                                                                       $63,557,330
                                                                       ===========

STATEMENT OF
OPERATIONS
For the year ended December 31, 2000

Investment income (Note 2)
 Income
  Dividends (net of foreign taxes of $11,432)..................... $ 1,337,773
  Interest........................................................      59,806
  Other income....................................................      22,375
                                                                   -----------
    Total income..................................................   1,419,954
                                                                   -----------
 Expenses
  Mortality and expense risks (Notes 2 and 5).....................     620,665
  Investment advisory fee (Note 4)................................     212,067
  Other direct expenses (Note 4)..................................      35,152
                                                                   -----------
    Total expenses................................................     867,884
                                                                   -----------
 Net investment income............................................     552,070
                                                                   -----------
Realized and unrealized gain (loss) on investments (Note 3)
  Net realized gain from investments sold.........................   1,719,180
  Net change in unrealized depreciation of investments............  (4,150,541)
                                                                   -----------
    Net loss on investments.......................................  (2,431,361)
                                                                   -----------
Decrease in net assets resulting from operations.................. $(1,879,291)
                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
STATEMENTS OF CHANGES IN NET ASSETS


                                                       For the years ended
                                                          December 31,
                                                    --------------------------
                                                        2000          1999
                                                    ------------  ------------
Increase (decrease) in net assets from operations
 Net investment income............................. $    552,070  $    402,118
 Net realized gain from investments sold...........    1,719,180    17,597,004
 Net change in unrealized depreciation of
  investments......................................   (4,150,541)   (5,988,129)
                                                    ------------  ------------
 Increase (decrease) in net assets resulting from
  operations.......................................   (1,879,291)   12,010,993
                                                    ------------  ------------
Changes from principal transactions
 Purchase payments, less sales and administrative
  expenses and applicable premium taxes (Note 4)...      187,311       388,326
 Contract terminations.............................  (11,274,332)  (14,269,358)
 Annuity payments..................................     (933,544)     (921,771)
 Adjustments to annuity reserves (Note 2)..........      190,346       328,710
                                                    ------------  ------------
 Decrease in net assets resulting from principal
  transactions.....................................  (11,830,219)  (14,474,093)
                                                    ------------  ------------
 Total decrease in net assets......................  (13,709,510)   (2,463,100)
Net assets
 Beginning of year.................................   77,266,840    79,729,940
                                                    ------------  ------------
 End of year....................................... $ 63,557,330  $ 77,266,840
                                                    ============  ============



   The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
SUPPLEMENTARY INFORMATION --
Selected Per Unit Data and Ratios

Selected data for an accumulation unit outstanding throughout each year and ratios are as follows:

                                       Year Ended December 31,
                          -----------------------------------------------------
                            2000       1999       1998       1997       1996
                          ---------  ---------  ---------  ---------  ---------
Accumulation unit value,
 beginning of year......     $38.28     $32.58     $24.55     $20.08     $16.52
                          ---------  ---------  ---------  ---------  ---------
Per unit data
 Investment income......        .76        .60        .50        .29        .28
 Expenses...............       (.49)      (.44)      (.38)      (.32)      (.24)
                          ---------  ---------  ---------  ---------  ---------
 Net investment income
  (loss)................        .27        .16        .12       (.03)       .04
 Net realized and
  unrealized gain (loss)
  on investments........      (1.25)      5.54       7.91       4.50       3.52
                          ---------  ---------  ---------  ---------  ---------
 Net increase (decrease)
  in net asset value....       (.98)      5.70       8.03       4.47       3.56
                          ---------  ---------  ---------  ---------  ---------
Accumulation unit value,
 end of year............     $37.30     $38.28     $32.58     $24.55     $20.08
                          =========  =========  =========  =========  =========
Total Return (%)........       (2.6)      17.5       32.7       22.3       21.5
Ratios
 Ratio of operating
  expenses to average
  net assets (%)........       1.31       1.30       1.34       1.35       1.34
 Ratio of net investment
  income to average net
  assets (%)............        .74        .48        .44       (.09)       .22
Portfolio turnover (%)..     267.45     204.32     195.15     209.18     196.25
Number of accumulation
 units outstanding at
 end of year............  1,513,677  1,805,042  2,219,809  2,694,327  3,012,611

   The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS

1.Nature of Operations

New England Variable Annuity Fund I (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund was originally sold for use with various retirement plans that are qualified under the Internal Revenue Code, for individual use, and for use with plans and trusts that are not qualified under the Internal Revenue Code. Currently no new contracts are being offered at this time, but holders of existing flexible payment deferred contracts may continue to make purchase payments. The operations of the Fund are part of Metropolitan Life Insurance Company (the "Insurance Company"). The Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Prior to August 30, 1996, the Fund was a part of New England Mutual Life Insurance Company ("New England Mutual"). Effective August 30, 1996, New England Mutual merged into the Insurance Company. New England Life Insurance Company, a subsidiary of the Insurance Company, is the designated office for contract-holder services.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.

A. Security valuation. Investments in common stocks traded on a national securities exchange or on the NASDAQ national market system are valued at their last reported sales prices on the principal exchange, or if there was no reported sale during the day and for over-the-counter securities not so listed, at the last reported bid prices. Corporate short-term notes are stated at cost, which approximates fair value.

B. Security transactions and related investment income. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income and net realized and unrealized gain (loss) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the net assets of the Fund as of the beginning of the valuation period.

C. Federal income taxes. The Fund is not taxed separately because the operations of the Fund are part of the total operations of the Insurance Company. The Insurance Company is taxed as a life insurance company under the Internal Revenue Code. The Fund will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Fund.

D. Annuity reserves. Annuity reserves are computed for currently payable contracts according to the 1983-a Mortality Tables. The assumed interest rate may be 0%, 3.5% or 5% as elected by the annuitant and as regulated by the laws of the respective states. Adjustments to annuity reserves are reimbursed to or from the Insurance Company. For contracts payable on or after January 1, 1998 annuity reserves will be computed according to the Annuity 2000 Mortality Tables.

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS -- Continued


3.Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 2000 were $182,463,686 and $193,408,891, respectively. Gains and losses from sales of investments are computed on the basis of average cost.

4.Advisory and Service Fees With Affiliates

During the year ended December 31, 2000, the Fund incurred investment management fees of $212,067, payable to the Fund's investment adviser, Capital Growth Management Limited Partnership, which was affiliated with the Insurance Company until October 30, 2000. The advisory agreement provides for a fee at the annual rate of 0.3066% of the average daily net assets of the Fund. Deductions from purchase payments for sales and administrative expenses, which for the year ended December 31, 2000, amounted to $14,293, were retained by the Insurance Company.

Effective January 1, 1995, the audit and Board of Managers fees have been borne by the Fund. A charge is deducted daily against the Fund based on estimated audit and manager fees. This daily charge is reviewed on a quarterly basis and adjusted as necessary. Any excess or deficiency in the daily charge relative to incurred expenses is applied to future periods in the quarterly review. For the year ended December 31, 2000 the charges to the Fund amounted to $35,152.

5.Mortality and Expense Risks

Although variable annuity payments differ according to the investment performance of the Fund, they are not affected by mortality or expense experience because the Insurance Company assumes the expense risk and the mortality risk under the contracts. The Insurance Company charges the Fund assets for assuming those risks. During 2000, the mortality and expense risk charges totaled $620,665.

The expense risk assumed by the Insurance Company is the risk that the deductions for sales and administrative expenses and for investment advisory services provided for in the variable annuity contract may prove insufficient to cover the cost of those items.

The mortality risk assumed by the Insurance Company has two elements: a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk.

The life annuity mortality risk results from a provision in the contract in which the Insurance Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

Under deferred annuity contracts, the Insurance Company also assumes a minimum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of (1) the aggregate purchase payments made, without interest, adjusted for any partial surrender, and (2) the value of the contract as of the death valuation date or the date on which a written election of payment is made (whichever is later).

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS -- Continued


If those deductions are insufficient to cover the cost of the expense and mortality risks assumed by the Insurance Company, the Insurance Company absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is transferred to the Insurance Company.

6.Related Parties

The Chairman of the Board of Managers and one other Manager of the Fund are also officers of New England Life Insurance Company.

7.Increase (Decrease) in Accumulation Units

                                                           For the years ended
                                                              December 31,
                                                           --------------------
                                                             2000       1999
                                                           ---------  ---------
    Units purchased.......................................     7,029     28,117
    Units redeemed........................................  (298,394)  (442,884)
                                                           ---------  ---------
     Net decrease.........................................  (291,365)  (414,767)
   Units at beginning of year............................. 1,805,042  2,219,809
                                                           ---------  ---------
   Units at end of year................................... 1,513,677  1,805,042
                                                           =========  =========

8.Contract Owner Meetings for 2000 (Unaudited)

At a Special Meeting of Contractholders of New England Variable Annuity Fund I (the "Fund") held on October 30, 2000, sufficient votes were represented to constitute a quorum, and Contractholders voted to approve the following proposals:

  1. To approve a new investment advisory agreement between Capital Growth Management Limited Partnership and the Fund.

                                                                        Total
                            Voted For  Voted Against  Abstained Votes   Votes
                            ---------- -------------- --------------- ----------
                            909,567.79   29,338.78       46,782.86    985,689.43

  2. To fix the number of members of the Board of Managers at eight members.

                                                                        Total
                            Voted For  Voted Against  Abstained Votes   Votes
                            ---------- -------------- --------------- ----------
                            940,933.78    6,034.29       38,721.36    985,689.43

  3. To elect a Board of Managers:

   Managers                 Voted For  Withheld Votes   Total Votes
   --------                 ---------- -------------- ---------------
   John J. Arena........... 947,079.75   38,609.69      985,689.44
   Edward A. Benjamin...... 947,079.75   38,609.69      985,689.44
   Mary Ann Brown.......... 947,079.75   38,609.69      985,689.44
   John W. Flynn........... 947,079.75   38,609.69      985,689.44
   Anne M. Goggin.......... 947,079.75   38,609.69      985,689.44
   Nancy Hawthorne......... 947,079.75   38,609.69      985,689.44
   John T. Ludes........... 947,079.75   38,609.69      985,689.44
   Dale Rogers Marshall.... 947,079.75   38,609.69      985,689.44

NEW ENGLAND VARIABLE ANNUITY FUND I
PORTFOLIO OF INVESTMENTS December 31, 2000


          COMMON STOCKS--96.5% of Total Net Assets

                                                                           Value
   Shares                                                               (Note 2)
   ------                                                            -----------
          Aerospace & Defense--5.0%
   41,000 General Dynamics Corp. .................................   $ 3,198,000
                                                                     -----------
          Beverages & Tobacco--10.9%
   66,000 Anheuser-Busch Cos, Inc. ...............................     3,003,000
   88,500 Philip Morris Cos, Inc. ................................     3,894,000
                                                                     -----------
                                                                       6,897,000
                                                                     -----------
          Financial Institutions--4.6%
   55,200 Washington Mutual Inc. .................................     2,929,050
                                                                     -----------
          Financial Services--4.7%
   34,500 Federal National Mortgage Association...................     2,992,875
                                                                     -----------
          Food--Retailers/Wholesalers--6.2%
   61,300 Hershey Foods Corp. ....................................     3,946,188
                                                                     -----------
          Gas Pipelines--4.1%
   36,500 El Paso Energy Corp. ...................................     2,614,312
                                                                     -----------
          Health Care Services--15.7%
   52,000 HCA--Healthcare Co. ....................................     2,288,520
   82,400 UnitedHealth Group Inc. ................................     5,057,300
   23,000 Wellpoint Health Networks*..............................     2,650,750
                                                                     -----------
                                                                       9,996,570
                                                                     -----------
          Insurance--10.0%
   19,500 CIGNA Corp. ............................................     2,579,850
   43,000 XL Capital Ltd. ........................................     3,757,125
                                                                     -----------
                                                                       6,336,975
                                                                     -----------
          Metals & Mining--5.8%
  220,000 Inco Ltd.*..............................................     3,687,200
                                                                     -----------
          Oil--Independent Production--1.9%
   17,000 Anadarko Petroleum Corp. ...............................     1,208,360
                                                                     -----------
          Oil--Major Integrated--2.1%
    9,000 Petroleo Brasileiro*....................................       227,250
   15,200 Total Fina Elf..........................................     1,104,850
                                                                     -----------
                                                                       1,332,100
                                                                     -----------
          Oil Services--4.7%
   37,000 Schlumberger Ltd. ......................................     2,957,688
                                                                     -----------
          Retail--5.3%
   55,500 CVS Corp. ..............................................     3,326,531
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
PORTFOLIO OF INVESTMENTS -- Continued


          COMMON STOCKS -- Continued
                                                                           Value
   Shares                                                               (Note 2)
   ------                                                            -----------

          Real Estate Investment Trusts--15.5%
   66,400 Apartment Investment & Management Co....................   $ 3,315,850
   59,500 Boston Properties, Inc. ................................     2,588,250
   96,000 Equity Office Properties ...............................     3,132,000
   15,000 Equity Residential Properties...........................       829,687
                                                                     -----------
                                                                       9,865,787
                                                                     -----------

          TOTAL COMMON STOCK
          (cost $53,146,067)......................................    61,288,636
                                                                     -----------

          PREFERRED STOCKS--1.6% of Total Net Assets

          Oil--Major Integrated--1.6%
   44,000 Petroleo Brasileiro.....................................     1,033,560
                                                                     -----------

          TOTAL PREFERRED STOCKS
          (Cost $1,129,127).......................................     1,033,560
                                                                     -----------

          CORPORATE SHORT-TERM NOTES--1.3% of Total Net Assets

    Face
   Amount
   ------
 $825,000 American Express Credit Corp., 6.48% due 1/2/01.........       825,000
                                                                     -----------

          TOTAL CORPORATE SHORT-TERM NOTES
          (cost $825,000).........................................       825,000
                                                                     -----------

          TOTAL INVESTMENTS--99.4%
          (cost $55,100,194)......................................    63,147,196
                                                                     -----------
          Other assets in excess of other liabilities--0.6%.......       410,134
                                                                     -----------

          TOTAL NET ASSETS--100%..................................   $63,557,330
                                                                     ===========

          *Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Financial Statements
                    as of December 31, 2000 and 1999 and for
         Each of the Three Years in the Period Ended December 31, 2000
                                      and
                          Independent Auditors' Report

                         Independent Auditors' Report

The Board of Directors and Shareholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 9, 2001

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2000 and 1999
                             (Dollars in millions)

                                                                2000     1999
                                                              -------- --------
ASSETS
Investments:
 Fixed maturities available-for-sale, at fair value.........  $112,445 $ 96,981
 Equity securities, at fair value...........................     2,193    2,006
 Mortgage loans on real estate..............................    21,951   19,739
 Real estate and real estate joint ventures.................     5,504    5,649
 Policy loans...............................................     8,158    5,598
 Other limited partnership interests........................     1,652    1,331
 Short-term investments.....................................       930    3,055
 Other invested assets......................................     2,898    1,501
                                                              -------- --------
 Total investments..........................................   155,731  135,860
Cash and cash equivalents...................................     3,419    2,789
Accrued investment income...................................     2,040    1,725
Premiums and other receivables..............................     8,732    6,681
Deferred policy acquisition costs...........................    10,497    9,070
Deferred income taxes.......................................       --       603
Other assets................................................     3,823    3,563
Separate account assets.....................................    70,250   64,941
                                                              -------- --------
 Total assets...............................................  $254,492 $225,232
                                                              ======== ========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Future policy benefits......................................  $ 81,966 $ 73,582
Policyholder account balances...............................    54,309   45,901
Other policyholder funds....................................     5,583    4,498
Policyholder dividends payable..............................     1,082      974
Policyholder dividend obligation............................       385      --
Short-term debt.............................................     1,094    4,208
Long-term debt..............................................     3,443    2,514
Current income taxes payable................................       127      548
Deferred income taxes payable...............................       742      --
Payables under securities loaned transactions...............    12,301    6,461
Other liabilities...........................................     7,076    7,915
Separate account liabilities................................    70,250   64,941
                                                              -------- --------
 Total liabilities..........................................   238,358  211,542
                                                              -------- --------
Commitments and contingencies (Note 10)
Company-obligated mandatorily redeemable securities of
 subsidiary trust...........................................       118      --
                                                              -------- --------
Stockholder's Equity:
Common stock, par value $0.01 per share; 1,000,000,000
 shares authorized; 494,466,664 shares issued and
 outstanding................................................         5      --
Additional paid-in capital..................................    14,549      --
Retained earnings...........................................       407   14,100
Accumulated other comprehensive income (loss)...............     1,055     (410)
                                                              -------- --------
 Total stockholder's equity.................................    16,016   13,690
                                                              -------- --------
 Total liabilities and stockholder's equity.................  $254,492 $225,232
                                                              ======== ========


          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 and 1998
                             (Dollars in millions)

                                                       2000     1999     1998
                                                      -------  -------  -------
REVENUES
Premiums............................................  $16,263  $12,088  $11,503
Universal life and investment-type product policy
 fees...............................................    1,820    1,433    1,360
Net investment income...............................   11,773    9,816   10,228
Other revenues......................................    2,462    2,154    1,994
Net investment (losses) gains (net of amounts
 allocable to other accounts of $(54), $(67) and
 $608, respectively)................................     (418)     (70)   2,021
                                                      -------  -------  -------
 Total revenues.....................................   31,900   25,421   27,106
                                                      -------  -------  -------
EXPENSES
Policyholder benefits and claims (excludes amounts
 directly related to net investment gains (losses)
 of $41, $(21) and $368, respectively)..............   16,935   13,100   12,638
Interest credited to policyholder account balances..    2,935    2,441    2,711
Policyholder dividends..............................    1,913    1,690    1,651
Payments to former Canadian policyholders...........      327      --       --
Demutualization costs...............................      230      260        6
Other expenses (excludes amounts directly related to
 net investment (losses) gains of $(95), $(46) and
 $240, respectively)................................    8,134    6,755    8,019
                                                      -------  -------  -------
 Total expenses.....................................   30,474   24,246   25,025
                                                      -------  -------  -------
Income before provision for income taxes............    1,426    1,175    2,081
Provision for income taxes..........................      477      558      738
                                                      -------  -------  -------
Net income..........................................  $   949  $   617  $ 1,343
                                                      =======  =======  =======
Net income after April 7, 2000 (date of
 demutualization) (Note 1)..........................  $ 1,169
                                                      =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 and 1998
                             (Dollars in millions)

                                                                Accumulated Other
                                                           Comprehensive Income (Loss)
                                                      -------------------------------------
                                                                       Foreign    Minimum
                                 Additional           Net Unrealized  Currency    Pension
                          Common  Paid-in   Retained    Investment   Translation Liability
                          Stock   Capital   Earnings  Gains (Losses) Adjustment  Adjustment  Total
                          ------ ---------- --------  -------------- ----------- ---------- -------
Balance at January 1,
 1998...................  $ --    $   --    $12,140       $1,898        $ (31)     $ --     $14,007
Comprehensive income:
 Net income.............                      1,343                                           1,343
 Other comprehensive
  loss:
 Unrealized investment
  losses, net of related
  offsets,
  reclassification
  adjustments and income
  taxes.................                                    (358)                              (358)
 Foreign currency
  translation
  adjustments...........                                                 (113)                 (113)
 Minimum pension
  liability adjustment..                                                             (12)       (12)
                                                                                            -------
 Other comprehensive
  loss..................                                                                       (483)
                                                                                            -------
 Comprehensive income...                                                                        860
                          -----   -------   -------       ------        -----      -----    -------
Balance at December 31,
 1998...................    --        --     13,483        1,540         (144)       (12)    14,867
Comprehensive loss:
 Net income.............                        617                                             617
 Other comprehensive
  loss:
 Unrealized investment
  losses, net of related
  offsets,
  reclassification
  adjustments and income
  taxes.................                                  (1,837)                            (1,837)
 Foreign currency
  translation
  adjustments...........                                                   50                    50
 Minimum pension
  liability adjustment..                                                              (7)        (7)
                                                                                            -------
 Other comprehensive
  loss..................                                                                     (1,794)
                                                                                            -------
 Comprehensive loss.....                                                                     (1,177)
                          -----   -------   -------       ------        -----      -----    -------
Balance at December 31,
 1999...................    --        --     14,100         (297)         (94)       (19)    13,690
Policy credits and cash
 payments to eligible
 policyholders..........                     (2,958)                                         (2,958)
Common stock issued in
 demutualization........      5    10,917   (10,922)                                            --
Capital contribution
 from Parent............            3,632                                                     3,632
Dividends on common
 stock..................                       (762)                                           (762)
Comprehensive income:
 Net loss before date of
  demutualization.......                       (220)                                           (220)
 Net income after date
  of demutualization....                      1,169                                           1,169
 Other comprehensive
  income:
 Unrealized investment
  gains, net of related
  offsets,
  reclassification
  adjustments and income
  taxes.................                                   1,480                              1,480
 Foreign currency
  translation
  adjustments...........                                                   (6)                   (6)
 Minimum pension
  liability adjustment..                                                              (9)        (9)
                                                                                            -------
 Other comprehensive
  income................                                                                      1,465
                                                                                            -------
 Comprehensive income...                                                                      2,414
                          -----   -------   -------       ------        -----      -----    -------
Balance at December 31,
 2000...................  $   5   $14,549   $   407       $1,183        $(100)     $ (28)   $16,016
                          =====   =======   =======       ======        =====      =====    =======



          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 and 1998
                             (Dollars in millions)

                                                    2000      1999      1998
                                                  --------  --------  --------
Cash flows from operating activities
Net Income....................................... $    949  $    617  $  1,343
 Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization expenses.........      498       173        56
  Gains (losses) from sales of investments and
   businesses, net...............................      471       137    (2,629)
  Change in undistributed income of real estate
   joint ventures and other limited partnership
   interests.....................................     (200)     (322)      (91)
  Interest credited to other policyholder account
   balances......................................    2,935     2,441     2,711
  Universal life and investment-type product
   policy fees...................................   (1,820)   (1,433)   (1,360)
  Change in accrued investment income............     (171)      269      (181)
  Change in premiums and other receivables.......     (931)     (619)   (2,681)
  Change in deferred policy acquisition costs,
   net...........................................     (880)     (389)     (188)
  Change in insurance-related liabilities........    3,144     2,243     1,481
  Change in income taxes payable.................      246        22       251
  Change in other liabilities....................   (2,180)      857     2,390
  Other, net.....................................     (764)     (131)     (260)
                                                  --------  --------  --------
Net cash provided by operating activities........    1,297     3,865       842
                                                  --------  --------  --------
Cash flows from investing activities
 Sales, maturities and repayments of:
  Fixed maturities...............................   57,295    73,120    57,857
  Equity securities..............................      899       760     3,085
  Mortgage loans on real estate..................    2,163     1,992     2,296
  Real estate and real estate joint ventures.....      655     1,062     1,122
  Other limited partnership interests............      422       469       146
 Purchases of:
  Fixed maturities...............................  (63,991)  (72,253)  (67,543)
  Equity securities..............................     (863)     (410)     (854)
  Mortgage loans on real estate..................   (2,836)   (4,395)   (2,610)
  Real estate and real estate joint ventures.....     (407)     (341)     (423)
  Other limited partnership interests............     (660)     (465)     (723)
 Net change in short-term investments............    2,382    (1,577)     (761)
 Net change in policy loans......................     (315)        2       133
 Purchase of businesses, net of cash received....     (416)   (2,972)      --
 Proceeds from sales of businesses...............      877       --      7,372
 Net change in payable under securities loaned
  transactions...................................    5,840     2,692     3,769
 Other, net......................................     (623)      (73)     (183)
                                                  --------  --------  --------
Net cash provided by (used in) investing
 activities...................................... $    422  $ (2,389) $  2,683
                                                  --------  --------  --------

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 and 1998
                             (Dollars in millions)

                                                   2000      1999      1998
                                                 --------  --------  --------
Cash flows from financing activities
 Policyholder account balances:
  Deposits...................................... $ 28,834  $ 18,428  $ 19,361
  Withdrawals...................................  (28,235)  (20,650)  (21,706)
 Net change in short-term debt..................   (3,114)      623    (1,002)
 Long-term debt issued..........................    1,230        44       693
 Long-term debt repaid..........................     (124)     (433)     (481)
 Capital contribution from Parent...............    3,632       --        --
 Cash payments to eligible policyholders........   (2,550)      --        --
 Dividends on common stock......................     (762)      --        --
                                                 --------  --------  --------
Net cash used in financing activities...........   (1,089)   (1,988)   (3,135)
                                                 --------  --------  --------
Change in cash and cash equivalents.............      630      (512)      390
Cash and cash equivalents, beginning of year....    2,789     3,301     2,911
                                                 --------  --------  --------
Cash and cash equivalents, end of year.......... $  3,419  $  2,789  $  3,301
                                                 ========  ========  ========
Supplemental disclosures of cash flow
 information:
Cash paid during the year for:
 Interest....................................... $    440  $    388  $    367
                                                 ========  ========  ========
 Income taxes................................... $    222  $    587  $    579
                                                 ========  ========  ========
Non-cash transactions during the year:
 Policy credits to eligible policyholders....... $    408  $    --   $    --
                                                 ========  ========  ========
 Business acquisitions--assets.................. $ 22,936  $  4,832  $    --
                                                 ========  ========  ========
 Business acquisitions--liabilities............. $ 22,437  $  1,860  $    --
                                                 ========  ========  ========
 Business dispositions--assets.................. $  1,879  $    --   $ 10,663
                                                 ========  ========  ========
 Business dispositions--liabilities............. $  1,686  $    --   $  3,691
                                                 ========  ========  ========
 Real estate acquired in satisfaction of debt... $     22  $     37  $     69
                                                 ========  ========  ========


          See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.Summary Of Significant Accounting Policies

 Business

  Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of institutional and individual customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance, reinsurance and retirement and savings products and services to corporations and other institutions.

 Basis of Presentation

  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The preparation of financial statements in conformity GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

  The accompanying consolidated financial statements include the accounts of Metropolitan Life and subsidiaries, partnerships and joint ventures in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. Intercompany accounts and transactions have been eliminated.

  The Company uses the equity method to account for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but has more than a minimal interest.

  Minority interest related to consolidated entities included in other liabilities was $479 million and $245 million at December 31, 2000 and 1999, respectively.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2000 presentation.

 Demutualization

  On April 7, 2000 (the "date of demutualization"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company"), a Delaware corporation. The conversion was pursuant to an order by the New York Superintendent of Insurance ("Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "plan").

  On the date of demutualization, policyholders' membership interests in Metropolitan Life were extinguished and eligible policyholders received, in exchange for their interests, trust interests representing 494,466,664 shares of common stock of MetLife to be held in a trust, cash payments aggregating $2,550 million and adjustments to their policy values in the form of policy credits aggregating $408 million, as provided in the plan. In addition, Metropolitan Life's Canadian branch made cash payments of $327 million to holders of certain policies transferred to Clarica Life Insurance Company in connection with the sale of a substantial portion of Metropolitan Life's Canadian operations in 1998, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 Earnings After Date of Demutualization

  Net income after the date of demutualization is based on the results of operations after March 31, 2000, adjusted for the payments to the former Canadian policyholders and costs of demutualization recorded in April 2000 which are applicable to the period prior to April 7, 2000.

 Investments

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate. However, interest ceases to be accrued for loans on which interest is more than 60 days past due.

  Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

  Policy loans are stated at unpaid principal balances.

  Short-term investments are stated at amortized cost, which approximates fair value.

 Derivative Instruments

  The Company uses derivative instruments to reduce the risk associated with changing market values or variable cash flows related to the Company's financial assets and liabilities. This objective is achieved through one of two principal risk management strategies: hedging the changes in fair value of financial assets, liabilities or firm commitments or hedging the variable cash flows of assets, liabilities or forecasted transactions. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception. The Company's derivative strategy employs a variety of instruments including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options.

  The Company's derivative program is monitored by senior management. The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the contracts. The Company has policies regarding the financial stability and credit standing of its major counterparties.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The Company uses derivative instruments to hedge designated risks. The hedge is expected to be highly effective in offsetting the designated risk at the inception of the contract. The Company monitors the effectiveness of its hedges throughout the contract term using an offset ratio of 80 to 125 percent as its minimum acceptable threshold for hedge effectiveness. During any period the derivative instruments are outside their threshold for hedge effectiveness, or if the relationship no longer qualifies as a hedge, all changes in the derivative's value are marked to market through net investment gains and losses.

  Gains or losses on financial futures contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, recorded as an adjustment to the basis of the purchased assets or to the proceeds on disposition. Gains or losses on financial futures used in asset risk management are deferred and amortized into net investment income over the remaining term of the investment. Gains or losses on financial futures used in portfolio risk management are deferred and amortized into net investment income or policyholder benefits over the remaining life of the hedged sector of the underlying portfolio.

  Financial forward contracts that are entered into to purchase securities are marked to fair value through other comprehensive income, similar to the accounting for the security to be purchased. Such contracts are accounted for at settlement by recording the purchase of the specified securities at the contracted value. Gains or losses resulting from the termination of forward contracts are recognized immediately as a component of net investment gains (losses).

  Interest rate and certain foreign currency swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the term of the swap agreement as an adjustment to net investment income or other expenses. Gains or losses resulting from swap terminations are amortized over the remaining term of the underlying asset or liability. Gains and losses on swaps and certain foreign forward exchange contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, reflected as an adjustment to the basis of the purchased assets or to the proceeds of disposition. In the event the asset or liability underlying a swap is disposed of, the swap position is closed immediately and any gain or loss is recorded in net investment gains and losses.

  The Company periodically enters into collars, which consist of purchased put and written call options, to lock in unrealized gains on equity securities. Collars are marked to market through other comprehensive income (loss), similar to the accounting for the underlying equity securities.

  Purchased interest rate caps and floors are used to offset the risk of interest rate changes related to insurance liabilities. Premiums paid on floors, caps and options are amortized over the life of the applicable derivative instrument. Any gains or losses relating to these derivative instruments are deferred and are recognized as a component of net investment income over the original term of the derivative instrument.

 Cash and Cash Equivalents

  The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

 Property, Equipment and Leasehold Improvements

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from 10 to 40 years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $1,304 million and $1,224 million at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $120 million, $109 million and $116 million for the years ended December 31, 2000, 1999 and 1998, respectively.

 Deferred Policy Acquisition Costs

  The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

  Deferred policy acquisition costs related to internally replaced contracts are expensed at date of replacement.

  Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

  Value of business acquired, included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  Information regarding deferred policy acquisition costs is as follows:

                                                        Years ended December
                                                                 31,
                                                        -----------------------
                                                         2000     1999    1998
                                                        -------  ------  ------
                                                        (Dollars in millions)
   Balance at January 1................................ $ 9,070  $7,028  $6,948
   Capitalization of policy acquisition costs..........   1,805   1,160   1,025
   Value of business acquired..........................   1,681     156      32
                                                        -------  ------  ------
       Total...........................................  12,556   8,344   8,005
                                                        -------  ------  ------
   Amortization allocated to:
     Net investment (losses) gains.....................     (95)    (46)    240
     Unrealized investment gains (losses)..............     596  (1,628)   (216)
     Other expenses....................................   1,472     930     641
                                                        -------  ------  ------
       Total amortization..............................   1,973    (744)    665
                                                        -------  ------  ------
   Dispositions and other..............................     (86)    (18)   (312)
                                                        -------  ------  ------
   Balance at December 31.............................. $10,497  $9,070  $7,028
                                                        =======  ======  ======

  On September 28, 1999, Metropolitan Life's board of directors adopted a plan of reorganization. Consequently, in the fourth quarter of 1999, Metropolitan Life was able to commit to state insurance regulatory authorities that it would establish investment sub-segments to further align investments with the traditional individual life business of the Individual Business segment. As a result, future dividends for the traditional individual life business will be determined based on the results of such investment sub-segments. Additionally, estimated future gross margins used to determine amortization of deferred policy acquisition costs and the amount of unrealized investment gains and losses relating to these products are based on investments in such sub-segments. Using the investments in the sub-segments to determine estimated gross margins and unrealized investment gains and losses increased 1999 amortization of deferred policy acquisition costs by $56 million, net of income taxes of $32 million, and decreased other comprehensive loss in 1999 by $123 million, net of income taxes of $70 million.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Amortization of deferred policy acquisition costs is allocated to (1) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

  Investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 Goodwill

  The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. Goodwill is amortized on a straight-line basis over a period ranging from 10 to 30 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred.

                                                     Years ended December 31
                                                     --------------------------
                                                       2000     1999     1998
                                                     --------  -------  -------
                                                      (Dollars in millions)
Net Balance at January 1............................ $    611  $   404  $   359
Acquisitions........................................      279      237       67
Amortization........................................      (62)     (30)     (22)
Dispositions........................................     (125)     --       --
                                                     --------  -------  -------
Net Balance at December 31.......................... $    703  $   611  $   404
                                                     ========  =======  =======

                                                             December 31
                                                        -----------------------
                                                           2000        1999
                                                        ----------  -----------
                                                        (Dollars in millions)
Accumulated Amortization............................... $       74  $       118
                                                        ==========  ===========

 Future Policy Benefits and Policyholder Account Balances

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 11%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 12%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 11%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 11%.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 17%, less expenses, mortality charges and withdrawals.

  The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

 Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

  Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

 Policyholder Dividends

  Policyholder dividends are approved annually by the boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

 Participating Business

  Participating business represented approximately 22% and 19% of the Company's life insurance in-force, and 81% and 83% of the number of life insurance policies in-force, at December 31, 2000 and 1999, respectively. Participating policies represented approximately 47% and 50%, 50% and 54%, and 45% and 47% of gross and net life insurance premiums for the years ended December 31, 2000, 1999 and 1998, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

 Income Taxes

  Metropolitan Life and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Metropolitan Life is not subject to the equity tax after the date of demutualization. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

 Reinsurance

  The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

  The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

 Foreign Currency Translation

  Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported in earnings.

 Application of Accounting Pronouncements


  Effective December 31, 2000, the Company early adopted Statement of Position ("SOP") 00-3, Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts ("SOP 00-3"). SOP 00-3 provides guidance on accounting by insurance enterprises for demutualizations and the formation of mutual insurance holding companies, including the emergence of earnings from and the financial statement presentation of the closed block formed as a part of a demutualization. Adoption of SOP 00-3 did not have a material effect on the Company's consolidated results of operations other than the reclassification of demutualization costs as operating expenses rather than as an extraordinary item.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principles to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing nor underwriting risk and 4) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

  In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 15, 2000. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective January 1, 1999, the Company adopted SOP 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of the provisions of SOP 98-1 had the effect of increasing other assets by $82 million at December 31, 1999.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment of FASB Statement No. 133 ("SFAS 138"). In June 1999, the FASB also issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 deferred the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133 and SFAS 138 require, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 and SFAS 138, as of January 1, 2001, are required to be reported in income. The Company estimates that the cumulative effect of the adoption SFAS 133 and SFAS 138 will result in a $32 million, net of income taxes of $19 million, increase in other comprehensive income and an insignificant impact on net income.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company currently is in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.Investments

 Fixed Maturities and Equity Securities

  Fixed maturities and equity securities at December 31, 2000 were as follows:

                                                    Gross Unrealized
                                                    -----------------
                                           Cost or
                                          Amortized                   Estimated
                                            Cost      Gain     Loss   Fair Value
                                          --------- -------- -------- ----------
                                                  (Dollars in millions)
   Fixed Maturities:
    Bonds:
    U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies..........  $  8,443  $  1,188 $     16  $  9,615
    States and political subdivisions...     1,563        79        3     1,639
    Foreign governments.................     5,153       341      153     5,341
    Corporate...........................    48,401     1,176    1,466    48,111
    Mortgage and asset-backed
     securities.........................    32,996       697      165    33,528
    Other...............................    13,872       384      366    13,890
                                          --------  -------- --------  --------
     Total bonds........................   110,428     3,865    2,169   112,124
    Redeemable preferred stocks.........       321       --       --        321
                                          --------  -------- --------  --------
     Total fixed maturities.............  $110,749  $  3,865 $  2,169  $112,445
                                          ========  ======== ========  ========
   Equity Securities:
    Common stocks.......................  $    872  $    785 $     55  $  1,602
    Nonredeemable preferred stocks......       577        19        5       591
                                          --------  -------- --------  --------
     Total equity securities............  $  1,449  $    804 $     60  $  2,193
                                          ========  ======== ========  ========

  Fixed maturities and equity securities at December 31, 1999 were as follows:
                                                    Gross Unrealized
                                                    -----------------
                                           Cost or
                                          Amortized                   Estimated
                                            Cost      Gain     Loss   Fair Value
                                          --------- -------- -------- ----------
                                                  (Dollars in millions)
   Fixed Maturities:
    Bonds:
    U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies..........  $  5,990  $    456 $    147  $  6,299
    States and political subdivisions...     1,583         4       45     1,542
    Foreign governments.................     4,090       210       94     4,206
    Corporate...........................    47,505       585    1,913    46,177
    Mortgage and asset-backed
     securities.........................    27,396       112      847    26,661
    Other...............................    12,235       313      462    12,086
                                          --------  -------- --------  --------
     Total bonds........................    98,799     1,680    3,508    96,971
    Redeemable preferred stocks.........        10       --       --         10
                                          --------  -------- --------  --------
     Total fixed maturities.............  $ 98,809  $  1,680 $  3,508  $ 96,981
                                          ========  ======== ========  ========
   Equity Securities:
    Common stocks.......................  $    980  $    921 $     35  $  1,866
    Nonredeemable preferred stocks......       151       --        11       140
                                          --------  -------- --------  --------
     Total equity securities............  $  1,131  $    921 $     46  $  2,006
                                          ========  ======== ========  ========

  The Company held foreign currency derivatives with notional amounts of $3,885 million and $4,002 million to hedge the exchange rate risk associated with foreign bonds at December 31, 2000 and 1999, respectively.

  At December 31, 2000, fixed maturities at estimated fair values held by the Company that were below investment grade or not rated by an independent rating agency totaled $9,864 million. At December 31, 2000, non-income producing fixed maturities were insignificant.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The cost or amortized cost and estimated fair value of bonds at December 31, 2000, by contractual maturity date, are shown below:

                                                             Cost or
                                                            Amortized Estimated
                                                              Cost    Fair Value
                                                            --------- ----------
                                                                (Dollars in
                                                                 millions)
   Due in one year or less................................. $  3,465   $  3,460
   Due after one year through five years...................   21,041     21,275
   Due after five years through ten years..................   23,831     23,904
   Due after ten years.....................................   29,095     29,957
                                                            --------   --------
     Total.................................................   77,432     78,596
   Mortgage and asset-backed securities....................   32,996     33,528
                                                            --------   --------
     Total bonds........................................... $110,428   $112,124
                                                            ========   ========

  Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of securities classified as available-for-sale were as follows:

                                                         Years ended December
                                                                  31,
                                                        -----------------------
                                                         2000    1999    1998
                                                        ------- ------- -------
                                                         (Dollars in millions)
   Proceeds............................................ $46,205 $59,852 $46,913
   Gross investment gains.............................. $   599 $   605 $ 2,053
   Gross investment losses............................. $ 1,520 $   911 $   486

  Gross investment losses above exclude writedowns recorded during 2000 and 1999 for permanently impaired available-for-sale securities of $324 million and $133 million, respectively.

  Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 Securities Lending Program

  The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $11,746 million and $6,458 million and estimated fair value of $12,289 million and $6,391 million were on loan under the program at December 31, 2000 and 1999, respectively. The Company was liable for cash collateral under its control of $12,301 million and $6,461 million at December 31, 2000 and 1999, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

 Assets on Deposit and Held in Trust

  The Company had investment assets on deposit with regulatory agencies with a fair market value of $597 million and $476 million at December 31, 2000 and 1999, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,234 million at December 31, 2000.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 Mortgage Loans on Real Estate

  Mortgage loans on real estate were categorized as follows:

                                                           December 31
                                                 -------------------------------
                                                      2000            1999
                                                 --------------- ---------------
                                                 Amount  Percent Amount  Percent
                                                 ------- ------- ------- -------
                                                      (Dollars in millions)
   Commercial mortgage loans.................... $16,944    77%  $14,931    75%
   Agricultural mortgage loans..................   4,980    22     4,816    24
   Residential mortgage loans...................     110     1        82     1
                                                 -------   ---   -------   ---
     Total......................................  22,034   100%   19,829   100%
                                                           ===             ===
   Less: Valuation allowances...................      83              90
                                                 -------         -------
     Mortgage loans............................. $21,951         $19,739
                                                 =======         =======

  Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2000, approximately 16%, 7% and 6% of the properties were located in California, New York and Georgia, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $540 million and $547 million at December 31, 2000 and 1999, respectively.

  Changes in mortgage loan valuation allowances were as follows:

                                                    Years ended December 31,
                                                    ---------------------------
                                                     2000      1999      1998
                                                    -------- --------  --------
                                                      (Dollars in millions)
   Balance at January 1............................ $    90  $    173  $    289
   Additions.......................................      38        40        40
   Deductions for writedowns and dispositions......     (74)     (123)     (130)
   Acquisitions (dispositions) of affiliates.......      29       --        (26)
                                                    -------  --------  --------
   Balance at December 31.......................... $    83  $     90  $    173
                                                    =======  ========  ========

  A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                               December 31,
                                                           ---------------------
                                                              2000       1999
                                                           ---------- ----------
                                                           (Dollars in millions)
   Impaired mortgage loans with valuation allowances...... $      592 $      540
   Impaired mortgage loans without valuation allowances...        330        437
                                                           ---------- ----------
     Total................................................        922        977
   Less: Valuation allowances.............................         77         83
                                                           ---------- ----------
     Impaired mortgage loans.............................. $      845 $      894
                                                           ========== ==========

  The average investment in impaired mortgage loans on real estate was $912 million, $1,134 million and $1,282 million for the years ended December 31, 2000, 1999 and 1998, respectively. Interest income on impaired mortgage loans was $76 million, $101 million and $109 million for the years ended December 31, 2000, 1999 and 1998, respectively.

  The investment in restructured mortgage loans on real estate was $784 million and $980 million at December 31, 2000 and 1999, respectively. Interest income of $62 million, $80 million and $74 million was recognized on restructured loans for the years ended December 31, 2000, 1999 and 1998, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $74 million, $92 million and $87 million for the years ended December 31, 2000, 1999 and 1998, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $40 million and $44 million at December 31, 2000 and 1999, respectively.

 Real Estate and Real Estate Joint Ventures

  Real estate and real estate joint ventures consisted of the following:

                                                           December 31,
                                                       ----------------------
                                                          2000        1999
                                                       ----------  ----------
                                                       (Dollars in millions)
   Real estate and real estate joint ventures held-
    for-investment.................................... $    5,495  $    5,440
   Impairments........................................       (272)       (289)
                                                       ----------  ----------
     Total............................................      5,223       5,151
                                                       ----------  ----------
   Real estate and real estate joint ventures held-
    for-sale..........................................        417         719
   Impairments........................................        (97)       (187)
   Valuation allowance................................        (39)        (34)
                                                       ----------  ----------
     Total............................................        281         498
                                                       ----------  ----------
       Real estate and real estate joint ventures..... $    5,504  $    5,649
                                                       ==========  ==========

  Accumulated depreciation on real estate was $2,337 million and $2,235 million at December 31, 2000 and 1999, respectively. Related depreciation expense was $224 million, $247 million and $282 million for the years ended December 31, 2000, 1999 and 1998, respectively.

  Real estate and real estate joint ventures were categorized as follows:

                                                           December 31,
                                                   -----------------------------
                                                        2000           1999
                                                   -------------- --------------
                                                   Amount Percent Amount Percent
                                                   ------ ------- ------ -------
                                                       (Dollars in millions)
   Office......................................... $3,635    66%  $3,846    68%
   Retail.........................................    586    10      587    10
   Apartments.....................................    558    10      474     8
   Land...........................................    202     4      258     5
   Agriculture....................................     84     2       96     2
   Other..........................................    439     8      388     7
                                                   ------   ---   ------   ---
     Total........................................ $5,504   100%  $5,649   100%
                                                   ======   ===   ======   ===

  The Company's real estate holdings are primarily located throughout the United States. At December 31, 2000, approximately 26%, 25% and 10% of the Company's real estate holdings were located in New York, California and Texas, respectively.

  Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                                Years ended
                                                                December 31,
                                                               ----------------
                                                               2000  1999  1998
                                                               ----  ----  ----
                                                                (Dollars in
                                                                 millions)
   Balance at January 1....................................... $ 34  $ 33  $110
   Additions charged (credited) to operations.................   17    36    (5)
   Deductions for writedowns and dispositions.................  (12)  (35)  (72)
                                                               ----  ----  ----
   Balance at December 31..................................... $ 39  $ 34  $ 33
                                                               ====  ====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Investment income related to impaired real estate and real estate joint ventures held-for-investment was $45 million, $61 million and $105 million for the years ended December 31, 2000, 1999 and 1998, respectively. Investment income related to impaired real estate and real estate joint ventures held-for-sale was $18 million, $14 million and $3 million for the years ended December 31, 2000, 1999 and 1998, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $15 million and $22 million at December 31, 2000 and 1999, respectively.

  The Company owned real estate acquired in satisfaction of debt of $66 million and $47 million at December 31, 2000 and 1999, respectively.

 Leveraged Leases

  Leveraged leases, included in other invested assets, consisted of the following:

                                                             December 31,
                                                         ----------------------
                                                            2000        1999
                                                         ----------  ----------
                                                         (Dollars in millions)
   Investment........................................... $    1,002  $    1,016
   Estimated residual values............................        546         559
                                                         ----------  ----------
     Total..............................................      1,548       1,575
   Unearned income......................................       (384)       (417)
                                                         ----------  ----------
     Leveraged leases................................... $    1,164  $    1,158
                                                         ==========  ==========

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property.

 Net Investment Income

  The components of net investment income were as follows:

                                                          Years ended December
                                                                   31,
                                                         -----------------------
                                                          2000    1999    1998
                                                         ------- ------- -------
                                                          (Dollars in millions)
   Fixed maturities..................................... $ 8,529 $ 7,171 $ 6,990
   Equity securities....................................      41      40      78
   Mortgage loans on real estate........................   1,693   1,484   1,580
   Real estate and real estate joint ventures...........   1,407   1,426   1,529
   Policy loans.........................................     515     340     387
   Other limited partnership interests..................     142     199     196
   Cash, cash equivalents and short-term investments....     271     173     187
   Other................................................     192      91     406
                                                         ------- ------- -------
     Total..............................................  12,790  10,924  11,353
   Less: Investment expenses............................   1,017   1,108   1,125
                                                         ------- ------- -------
     Net investment income.............................. $11,773 $ 9,816 $10,228
                                                         ======= ======= =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 Net Investment Gains (Losses)

  Net investment gains (losses), including changes in valuation allowances, were as follows:

                                                         Years ended December
                                                                 31,
                                                         ----------------------
                                                          2000    1999    1998
                                                         -------  -----  ------
                                                             (Dollars in
                                                              millions)
   Fixed maturities..................................... $(1,437) $(538) $  573
   Equity securities....................................     192     99     994
   Mortgage loans on real estate........................     (18)    28      23
   Real estate and real estate joint ventures...........     101    265     424
   Other limited partnership interests..................      (7)    33      13
   Sales of businesses..................................     632    --      531
   Other................................................      65    (24)     71
                                                         -------  -----  ------
     Total..............................................    (472)  (137)  2,629
   Amounts allocable to:
     Future policy benefit loss recognition.............     --     --     (272)
     Deferred policy acquisition costs..................      95     46    (240)
     Participating contracts............................    (126)    21     (96)
     Policyholder dividend obligation...................      85    --      --
                                                         -------  -----  ------
       Net investment (losses) gains.................... $  (418) $ (70) $2,021
                                                         =======  =====  ======

  Investment gains and losses have been reduced by (1) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, (2) deferred policy acquisition cost amortization to the extent that such amortization results from investment gains and losses, (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts, and (4) adjustments to the policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

 Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                        Years ended December
                                                                 31,
                                                       -------------------------
                                                        2000     1999     1998
                                                       -------  -------  -------
                                                        (Dollars in millions)
   Fixed maturities................................... $ 1,696  $(1,828) $ 4,809
   Equity securities..................................     744      875      832
   Other invested assets..............................      70      165      154
                                                       -------  -------  -------
     Total............................................   2,510     (788)   5,795
                                                       -------  -------  -------
   Amounts allocable to:
     Future policy benefit loss recognition...........    (284)    (249)  (2,248)
     Deferred policy acquisition costs................     101      697     (931)
     Participating contracts..........................    (133)    (118)    (212)
     Policyholder dividend obligation.................    (385)     --       --
   Deferred income taxes..............................    (626)     161     (864)
                                                       -------  -------  -------
     Total............................................  (1,327)     491   (4,255)
                                                       -------  -------  -------
       Net unrealized investment gains (losses)....... $ 1,183  $  (297) $ 1,540
                                                       =======  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The changes in net unrealized investment gains (losses) were as follows:

                                                        Years ended December
                                                                 31,
                                                        -----------------------
                                                         2000    1999     1998
                                                        ------  -------  ------
                                                        (Dollars in millions)
   Balance at January 1...............................  $ (297) $ 1,540  $1,898
   Unrealized investment gains (losses) during the
    year..............................................   3,298   (6,583)   (870)
   Unrealized investment gains (losses) relating to:
     Future policy benefit loss recognition...........     (35)   1,999     (59)
     Deferred policy acquisition costs................    (596)   1,628     216
     Participating contracts..........................     (15)      94     100
     Policyholder dividend obligation.................    (385)     --      --
   Deferred income taxes..............................    (787)   1,025     255
                                                        ------  -------  ------
   Balance at December 31.............................  $1,183  $  (297) $1,540
                                                        ======  =======  ======
   Net change in unrealized investment gains (losses).  $1,480  $(1,837) $ (358)
                                                        ======  =======  ======

3. Derivative Instruments

  The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2000 and 1999:

                                          2000                                 1999
                          ------------------------------------ ------------------------------------
                                              Current Market                       Current Market
                                              or Fair Value                        or Fair Value
                          Carrying Notional ------------------ Carrying Notional ------------------
                           Value    Amount  Assets Liabilities  Value    Amount  Assets Liabilities
                          -------- -------- ------ ----------- -------- -------- ------ -----------
                                                    (Dollars in millions)
Financial futures.......    $23    $   254   $ 23     $--        $ 27   $ 3,140   $37      $ 10
Interest rate swaps.....     41      1,549     49        1        (32)    1,316    11        40
Floors..................    --         325      3      --         --        --    --        --
Caps....................    --       9,950    --       --           1    12,376     3       --
Foreign currency swaps..     (1)     1,469    267       85        --      4,002    26       103
Exchange traded options.      1         10    --         1        --        --    --        --
                            ---    -------   ----     ----       ----   -------   ---      ----
 Total contractual
  commitments...........    $64    $13,557   $342     $ 87       $ (4)  $20,834   $77      $153
                            ===    =======   ====     ====       ====   =======   ===      ====

  The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2000 and 1999:

                             December 31, 1999           Terminations/ December 31, 2000
                              Notional Amount  Additions  Maturities    Notional Amount
                             ----------------- --------- ------------- -----------------
                                                (Dollars in millions)
   BY DERIVATIVE TYPE
   Financial futures.......       $ 3,140       $14,255     $17,141         $   254
   Financial forwards......           --             12          12             --
   Interest rate swaps.....         1,316         1,605       1,372           1,549
   Floors..................           --            325         --              325
   Caps....................        12,376         1,000       3,426           9,950
   Foreign currency swaps..         4,002           687       3,220           1,469
   Exchange traded options.           --             41          31              10
                                  -------       -------     -------         -------
     Total contractual com-
      mitments.............       $20,834       $17,925     $25,202         $13,557
                                  =======       =======     =======         =======
   BY STRATEGY
   Liability hedging.......       $12,571       $ 2,876     $ 3,830         $11,617
   Invested asset hedging..         4,215           781       3,310           1,686
   Portfolio hedging.......         2,021        14,255      16,022             254
   Anticipated transaction
    hedging................         2,027            13       2,040             --
                                  -------       -------     -------         -------
     Total contractual com-
      mitments.............       $20,834       $17,925     $25,202         $13,557
                                  =======       =======     =======         =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2000:

                                                    Remaining Life
                             -------------------------------------------------------------
                             One Year   After One Year   After Five Years
                             or Less  Through Five Years Through Ten Years After Ten Years  Total
                             -------- ------------------ ----------------- --------------- -------
                                                     (Dollars in millions)
   Financial futures.......   $  254        $  --             $  --             $--        $   254
   Interest rate swaps.....      243           714               268             324         1,549
   Floors..................      --            --                325             --            325
   Caps....................    5,210         4,740               --              --          9,950
   Foreign currency swaps..       91           508               685             185         1,469
   Exchange traded options.       10           --                --              --             10
                              ------        ------            ------            ----       -------
    Total contractual
     commitments...........   $5,808        $5,962            $1,278            $509       $13,557
                              ======        ======            ======            ====       =======

4.Fair Value Information

  The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments were as follows:

                                                    Notional Carrying Estimated
                                                     Amount   Value   Fair Value
   December 31, 2000                                -------- -------- ----------
                                                       (Dollars in millions)
   Assets:
     Fixed maturities.............................           $112,445  $112,445
     Equity securities............................              2,193     2,193
     Mortgage loans on real estate................             21,951    22,847
     Policy loans.................................              8,158     8,914
     Short-term investments.......................                930       930
     Cash and cash equivalents....................              3,419     3,419
     Mortgage loan commitments....................    $534        --         17
   Liabilities:
     Policyholder account balances................             43,196    42,958
     Short-term debt..............................              1,094     1,094
     Long-term debt...............................              3,443     3,343
     Payable under securities loaned transactions.             12,301    12,301
   Other:
     Company-obligated mandatorily redeemable
      securities of subsidiary trust..............                118       118

                                                    Notional Carrying Estimated
                                                     Amount   Value   Fair Value
   December 31, 1999                                -------- -------- ----------
                                                       (Dollars in millions)
   Assets:
     Fixed maturities.............................           $ 96,981  $ 96,981
     Equity securities............................              2,006     2,006
     Mortgage loans on real estate................             19,739    19,452
     Policy loans.................................              5,598     5,618
     Short-term investments.......................              3,055     3,055
     Cash and cash equivalents....................              2,789     2,789
     Mortgage loan commitments....................    $465        --         (7)
   Liabilities:
     Policyholder account balances................             37,170    36,893
     Short-term debt..............................              4,208     4,208
     Long-term debt...............................              2,514     2,466
     Payable under securities loaned transactions.              6,461     6,461

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

 Fixed Maturities and Equity Securities

  The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

 Mortgage Loans on Real Estate and Mortgage Loan Commitments

  Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

 Policy Loans

  Fair values for policy loans are estimated by discounting expected future cash flows using U.S. Treasury rates to approximate interest rates and the Company's past experiences to project patterns of loan accrual and repayment characteristics.

 Cash and Cash Equivalents and Short-term Investments

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 Policyholder Account Balances

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

 Short-term and Long-term Debt, Payables Under Securities Loaned Transactions and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trust

  The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trust are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

 Derivative Instruments

  The fair value of derivative instruments, including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

5.Employee Benefit Plans

 Pension Benefit and Other Benefit Plans

  The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of Metropolitan Life and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

  The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                       December 31,
                                                ------------------------------
                                                   Pension          Other
                                                  Benefits        Benefits
                                                --------------  --------------
                                                 2000    1999    2000    1999
                                                ------  ------  ------  ------
                                                   (Dollars in millions)
Change in projected benefit obligation:
  Projected benefit obligation at beginning of
   year........................................ $3,737  $3,920  $1,483  $1,708
    Service cost...............................     98     100      29      28
    Interest cost..............................    291     271     113     107
    Acquisitions...............................    107     --       37     --
    Actuarial losses (gains)...................    176    (260)     59    (281)
    Curtailments and terminations..............     (3)    (22)      2      10
    Change in benefits.........................     (2)    --      (86)    --
    Benefits paid..............................   (259)   (272)    (95)    (89)
                                                ------  ------  ------  ------
Projected benefit obligation at end of year....  4,145   3,737   1,542   1,483
                                                ------  ------  ------  ------
Change in plan assets:
  Contract value of plan assets at beginning of
   year........................................  4,726   4,403   1,199   1,123
    Actual return on plan assets...............     54     575     179     141
    Acquisitions...............................     79     --      --      --
    Employer contribution......................     19      20       3      24
    Benefits paid..............................   (259)   (272)    (63)    (89)
                                                ------  ------  ------  ------
Contract value of plan assets at end of year...  4,619   4,726   1,318   1,199
                                                ------  ------  ------  ------
Over (under) funded............................    474     989    (224)   (284)
Unrecognized net asset at transition...........    (31)    (66)    --      --
Unrecognized net actuarial losses (gains)......      2    (564)   (478)   (487)
Unrecognized prior service cost................    109     127     (89)     (2)
                                                ------  ------  ------  ------
Prepaid (accrued) benefit cost................. $  554  $  486  $ (791) $ (773)
                                                ------  ------  ------  ------
Qualified plan prepaid pension cost............ $  775  $  632
Non-qualified plan accrued pension cost........   (263)   (182)
Unamortized prior service cost.................     14      17
Accumulated other comprehensive income.........     28      19
                                                ------  ------
Prepaid benefit cost........................... $  554  $  486
                                                ======  ======

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                               Non-Qualified
                             Qualified Plan        Plan             Total
                             ----------------  --------------  ----------------
                              2000     1999     2000    1999    2000     1999
                             -------  -------  ------  ------  -------  -------
                                         (Dollars in millions)
Aggregate projected benefit
 obligation................  $(3,775) $(3,482) $ (370) $ (255) $(4,145) $(3,737)
Aggregate contract value of
 plan assets (principally
 Company contracts)........    4,619    4,726     --      --     4,619    4,726
                             -------  -------  ------  ------  -------  -------
Over (under) funded........  $   844  $ 1,244  $ (370) $ (255) $   474  $   989
                             =======  =======  ======  ======  =======  =======

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                         Pension Benefits     Other Benefits
                                       ---------------------  ---------------
                                         2000        1999      2000    1999
                                       ---------  ----------  ------  -------
Weighted average assumptions at
 December 31:
  Discount rate....................... 6.9%-7.75% 6.25%-7.75% 6%-7.5% 6%-7.75%
  Expected rate of return on plan
   assets.............................      8%-9%    8%-10.5%   6%-9%    6%-9%
  Rate of compensation increase.......      4%-6%   4.5%-8.5%    N/A      N/A

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were 6.5% per year for pre-Medicare eligible claims and 6% for Medicare eligible claims in 2000 and 1999.

  Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                       One Percent One Percent
                                                        Increase    Decrease
                                                       ----------- -----------
                                                        (Dollars in millions)
   Effect on total of service and interest cost
    components........................................    $ 16        $ 13
   Effect of accumulated postretirement benefit
    obligation........................................    $143        $118

  The components of periodic benefit costs were as follows:

                                         Pension Benefits     Other Benefits
                                         -------------------  ----------------
                                         2000   1999   1998   2000  1999  1998
                                         -----  -----  -----  ----  ----  ----
                                              (Dollars in millions)
   Service cost......................... $  98  $ 100  $  90  $ 29  $ 28  $ 31
   Interest cost........................   291    271    257   113   107   114
   Expected return on plan assets.......  (420)  (363)  (337)  (97)  (89)  (79)
   Amortization of prior actuarial
    gains...............................   (19)    (6)   (11)  (22)  (11)  (13)
   Curtailment (credit) cost............    (3)   (17)   (10)    2    10     4
                                         -----  -----  -----  ----  ----  ----
   Net periodic benefit (credit) cost... $ (53) $ (15) $ (11) $ 25  $ 45  $ 57
                                         =====  =====  =====  ====  ====  ====

 Savings and Investment Plans

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $65 million, $45 million and $43 million for the years ended December 31, 2000, 1999 and 1998, respectively.

6.Closed Block

  On the date of demutualization, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings. Amounts reported at April 7, 2000 and for the period after demutualization are as of April 1, 2000 and for the period beginning on April 1, 2000 (the effect of transaction from April 1, 2000 through April 6, 2000 are not considered material).

  Closed block liabilities and assets designated to the closed block at December 31, 2000 and April 7, 2000 were as follows:

                                                                        April
                                                          December 31,   7,
                                                          ------------ -------
                                                              2000      2000
                                                          ------------ -------
                                                              (Dollars in
                                                               millions)
   Closed Block Liabilities
   Future policy benefits................................   $39,415    $38,661
   Other policyholder funds..............................       278        321
   Policyholder dividends payable........................       740        747
   Policyholder dividend obligation......................       385        --
   Payable under securities loaned transactions..........     3,268      1,856
   Other.................................................        37        330
                                                            -------    -------
       Total closed block liabilities....................    44,123     41,915
                                                            -------    -------
   Assets Designated To The Closed Block
   Investments:
     Fixed maturities available-for-sale, at fair value
      (amortized cost: $25,660 and $24,725)..............    25,634     23,940
     Equity securities, at fair value (cost: $51)........        54        --
     Mortgage loans on real estate.......................     5,801      4,744
     Policy loans........................................     3,826      3,762
     Short-term investments..............................       223        168
     Other invested assets...............................       248        325
                                                            -------    -------
       Total investments.................................    35,786     32,939
   Cash and cash equivalents.............................       661        655
   Accrued investment income.............................       557        538
   Deferred income taxes.................................     1,234      1,390
   Premiums and other receivables........................       117        267
                                                            -------    -------
       Total assets designated to the closed block.......    38,355     35,789
                                                            -------    -------
   Excess of closed block liabilities over assets
    designated to the closed block.......................     5,768      6,126
                                                            -------    -------
   Amounts included in other comprehensive loss:
     Net unrealized investment loss, net of deferred
      income tax
      of $9 and $287.....................................       (14)      (498)
     Allocated to policyholder dividend obligation, net
      of
      deferred income tax of $143........................      (242)       --
                                                            -------    -------
                                                               (256)      (498)
                                                            -------    -------
   Maximum future earnings to be recognized from closed
    block assets and liabilities.........................   $ 5,512    $ 5,628
                                                            =======    =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Information regarding the policyholder dividend obligation is as follows:

                            (Dollars in millions)
                            ---------------------
   Balance at April 7,
    2000...................         $--
   Change in policyholder
    dividend obligation....           85
   Net investment losses...          (85)
   Net unrealized
    investment gains at
    December 31, 2000......          385
                                    ----
   Balance at December 31,
    2000...................         $385
                                    ====

  Closed block revenues and expenses were as follows:

                                                           April 7, 2000 through
                                                             December 31, 2000
                                                           ---------------------
                                                           (Dollars in millions)
   REVENUES
   Premiums..............................................         $2,900
   Net investment income.................................          1,949
   Net investment losses (net of amounts allocable to the
    policyholder dividend obligation of $(85))...........           (150)
                                                                  ------
     Total revenues......................................          4,699
                                                                  ------
   EXPENSES
   Policyholder benefits and claims......................          2,874
   Policyholder dividends................................          1,132
   Change in policyholder dividend obligation (includes
    amounts directly related to net investment losses of
    $(85))...............................................             85
   Other expenses........................................            425
                                                                  ------
     Total expenses......................................          4,516
                                                                  ------
   Revenues net of expenses before income taxes..........            183
   Income taxes..........................................             67
                                                                  ------
   Revenues net of expenses and income taxes.............         $  116
                                                                  ======

  The change in maximum future earnings of the closed block was as follows:

                                                           (Dollars in millions)
   April 7, 2000..........................................        $5,628
   December 31, 2000......................................         5,512
                                                                  ------
   Change during the period...............................        $ (116)
                                                                  ======

  The Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of reorganization. The Company also charges the closed block for expenses of maintaining the policies included in the closed block.

7.Separate Accounts

  Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $53,656 million and $47,618 million at December 31, 2000 and 1999, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $16,594 million and $17,323 million at December 31, 2000 and 1999, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $667 million, $485 million and $413 million for the years ended December 31, 2000, 1999 and 1998, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 6.9% and 6.5% at December 31, 2000 and 1999, respectively. The assets that support these liabilities were comprised of $15,708 million and $16,874 million in fixed maturities at December 31, 2000 and 1999, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

8.Debt

  Debt consisted of the following:

                                                             December 31,
                                                         ---------------------
                                                            2000       1999
                                                         ---------- ----------
                                                         (Dollars in millions)
   Surplus notes, interest rates ranging from 6.30% to
    7.80%, maturity dates ranging from 2003 to 2025....  $    1,650 $    1,546
   Capital note, interest at 8.00%, due 2005...........       1,006        --
   Investment related exchangeable debt, interest rates
    ranging from 4.90% to 5.40%, due 2001 and 2002.....         271        369
   Fixed rate notes, interest rates ranging from 5.29%
    to 10.50%, maturity dates ranging from 2001 to
    2009...............................................         316        187
   Senior notes, interest rates ranging from 7.06% to
    7.25%, maturity dates ranging from 2003 to 2007....          98        270
   Capital lease obligations...........................          42         44
   Other notes with varying interest rates.............          60         98
                                                         ---------- ----------
   Total long-term debt................................       3,443      2,514
   Total short-term debt...............................       1,094      4,208
                                                         ---------- ----------
     Total.............................................  $    4,537 $    6,722
                                                         ========== ==========

  Metropolitan Life and certain of its subsidiaries maintain committed and unsecured credit facilities aggregating $2,000 million (five-year facility of $1,000 million expiring in April 2003 and a 364-day facility of $1,000 million expiring in April of 2001). Both facilities bear interest at LIBOR plus 20 basis points. The facilities can be used for general corporate purposes and also provide backup for the Company's commercial paper program. At December 31, 2000, there were no outstanding borrowings under either of the facilities.

  Reinsurance Group of America, Incorporated ("RGA"), a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $178 million (two three-year facilities of $140 million and $22 million expiring May 2003 and a three month $16 million revolving line of credit). The interest on borrowing is based on the terms of each specific borrowing. At December 31, 2000, there was $98 million outstanding under these facilities. Subsequent to December 31, 2000, RGA amended its revolving line of credit agreement into a $20 million facility.

  Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. Subject to the prior approval of the Superintendent, the $300 million 7.45% surplus notes due 2023 may be redeemed, in whole or in part, at the election of Metropolitan Life at any time on or after November 1, 2003.

  Each issue of investment related debt is payable in cash or by delivery of an underlying security owned by the Company. The amount payable at maturity of the debt is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance. At December 31, 2000, the underlying securities pledged as collateral has a market value of $295 million.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  In connection with the demutualization, Metropolitan Life issued to the Holding Company a mandatorily convertible note bearing interest at an annual rate of 8.00% of the principal amount of $1,006 million, payable quarterly in arrears commencing August 15, 2000 and maturing on May 15, 2005. The principal amount of the capital note is mandatorily convertible into common stock of Metropolitan Life upon maturity or acceleration of the capital note and without any further action by the Holding Company or Metropolitan Life. In addition, the capital note provides that Metropolitan Life may not make any payment of principal or interest on the capital note so long as specified payment restrictions exist and have not been waived by the Superintendent. Payment restrictions would exist if Metropolitan Life fails to exceed certain thresholds relative to the level of its statutory risk-based capital or the amount of its outstanding capital notes, surplus notes or similar obligations. At December 31, 2000, Metropolitan Life's statutory total adjusted capital exceeded these limitations.

  The aggregate maturities of long-term debt for the Company are $172 million in 2001, $210 million in 2002, $500 million in 2003, $14 million in 2004,
$1,398 million in 2005 and $1,149 million thereafter.

  Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 6.60% and 6.05% and a weighted average maturity of 44 and 74 days at December 31, 2000 and 1999, respectively.

  Interest expense related to the Company's indebtedness was $417 million, $384 million and $333 million for the years ended December 31, 2000, 1999 and 1998, respectively.

9.Company-obligated Mandatorily Redeemable Securities Of Subsidiary Trust

  In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding at December 31, 2000 were $118 million, net of unamortized discount of $7 million.

10.Commitments And Contingencies

 Litigation

  Metropolitan Life is currently a defendant in approximately 500 lawsuits raising allegations of improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

  On December 28, 1999, after a fairness hearing, the United States District Court for the Western District of Pennsylvania approved a class action settlement resolving a multidistrict litigation proceeding involving alleged sales practices claims. No appeal was taken, and the settlement is final. The settlement class includes most of the owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

  In addition to dismissing the consolidated class actions, the District Court's order also bars sales practices claims by class members with respect to policies or annuities issued by the defendant insurers during the class period, effectively resolving all pending sales practices class actions against these insurers in the United States.

  Under the terms of the order, only those class members who excluded themselves from the settlement may continue an existing, or start a new, sales practices lawsuit against Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company for policies or annuities issued during the class period. Approximately 20,000 class members elected to exclude themselves from the settlement. At December 31, 2000, approximately 300 of these "opt-outs" have filed new individual lawsuits.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The settlement provides three forms of relief. General relief, in the form of free death benefits, is provided automatically to class members who did not exclude themselves from the settlement or who did not elect the claim evaluation procedures set forth in the settlement. The claim evaluation procedures permit a class member to have a claim evaluated by a third party under procedures set forth in the settlement. Claim awards made under the claim evaluation procedures will be in the form of policy adjustments, free death benefits or, in some instances, cash payments. In addition, class members who have or had an ownership interest in specified policies will also automatically receive deferred acquisition cost tax relief in the form of free death benefits. The settlement fixes the aggregate amounts that are available under each form of relief. Implementation of the class action settlement is proceeding.

  Metropolitan Life expects that the total cost of the settlement will be approximately $957 million. This amount is equal to the amount of the increase in liabilities for the death benefits and policy adjustments and the present value of expected cash payments to be provided to included class members, as well as attorneys' fees and expenses and estimated other administrative costs, but does not include the cost of litigation with policyholders who are excluded from the settlement. The Company believes that the cost of the settlement will be substantially covered by available reinsurance and the provisions made in the consolidated financial statements, and thus will not have a material adverse effect on its business, results of operations or financial position. Metropolitan Life made some recoveries in 2000 under those reinsurance agreements and, although there is no assurance that other reinsurance claim submissions will be paid, Metropolitan Life believes payment is likely to occur. The Company believes it has made adequate provision in the consolidated financial statements for all probable losses for sales practices claims, including litigation costs involving policyholders who are excluded from the settlement as well as for the two class action settlements described in the two paragraphs immediately following the next paragraph.

  The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada. A certified class action with conditionally certified subclasses is pending in the United States District Court for the Southern District of New York against Metropolitan Life, Metropolitan Insurance and Annuity Company, Metropolitan Tower Life Insurance Company and various individual defendants alleging improper sales abroad; settlement discussions are continuing.

  Separate from the Metropolitan Life class action settlement, similar sales practices class action litigation against New England Mutual Life Insurance Company ("New England Mutual"), with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, has been settled. The New England Mutual case, a consolidated multidistrict litigation in the United States District Court for the District of Massachusetts, involves approximately 600,000 life insurance policies sold during the period January 1, 1983 through August 31, 1996. The settlement of this case was approved by the District Court in October 2000 and is not being appealed. Implementation of the class action settlement is proceeding. The Company expects that the total cost of this settlement will be approximately $150 million. Approximately 2,400 class members opted-out of the settlement. As of December 31, 2000, New England Mutual was a defendant in approximately 30 opt-out lawsuits involving sales practices claims.

  The settlement of the consolidated multidistrict sales practices class action case against General American was approved by the United States District Court for the Eastern District of Missouri. The General American case involves approximately 250,000 life insurance policies sold during the period January 1, 1982 through December 31, 1996. One appeal has been filed. The Company expects that the approximate cost of the settlement will be $55 million, not including legal fees and costs for plaintiffs' counsel. The District Court has scheduled a hearing in March 2001 with respect to plaintiffs' class counsels' request for such fees and costs. Approximately 700 class members have elected to exclude themselves from the General American settlement. As of December 31, 2000, General American was a defendant in approximately ten opt-out lawsuits involving sales practices claims.

  In the past, some individual sales practices claims have been resolved through settlement, have been won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  Metropolitan Life is also a defendant in numerous lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and alleging that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect of these claims, most of the cases have been resolved by settlements. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate. The number of such cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain.

  Significant portions of amounts paid in settlement of such cases have been funded with proceeds from a previously-resolved dispute with Metropolitan Life's primary, umbrella and first level excess liability insurance carriers. Metropolitan Life was involved in litigation with several of its excess liability insurers regarding amounts payable under its policies with respect to coverage for these claims. The trial court granted summary judgment to these insurers and Metropolitan Life appealed. The Connecticut Supreme Court in 2001 affirmed the decision of the trial court. The Company believes that Metropolitan Life's asbestos-related litigation with these insurers should have no effect on its recoveries under excess insurance policies that were obtained in 1998 for asbestos-related claims.

  The Company has recorded, in other expenses, charges of $15 million ($10 million after-tax), $499 million ($317 million after-tax), and $1,895 million ($1,203 million after-tax) for the years ended December 31, 2000, 1999, and 1998, respectively, for sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products. The 2000 charge was principally related to sales practices claims. The 1999 charge was principally related to the settlement of the multidistrict litigation proceeding involving alleged improper sales practices, accruals for sales practices claims not covered by the settlement and other legal costs. The 1998 charge was comprised of $925 million and $970 million for sales practices claims and asbestos-related claims, respectively. The Company recorded the charges for sales practices claims in 1998 based on preliminary settlement discussions and the settlement history of other insurers.

  Prior to the fourth quarter of 1998, Metropolitan Life established a liability for asbestos-related claims based on settlement costs for claims that Metropolitan Life had settled, estimates of settlement costs for claims pending against Metropolitan Life and an estimate of settlement costs for unasserted claims. The amount for unasserted claims was based on management's estimate of unasserted claims that would be probable of assertion. A liability is not established for claims which management believes are only reasonably possible of assertion. Based on this process, the accrual for asbestos-related claims at December 31, 1997 was $386 million. Potential liabilities for asbestos-related claims are not easily quantified, due to the nature of the allegations against Metropolitan Life, which are not related to the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products, adding to the uncertainty as to the number of claims that may be brought against Metropolitan Life.

  During 1998, Metropolitan Life decided to pursue the purchase of excess insurance to limit its exposure to asbestos-related claims. In connection with the negotiations with the casualty insurers to obtain this insurance, Metropolitan Life obtained information that caused management to reassess the accruals for asbestos-related claims. This information included:

  . Information from the insurers regarding the asbestos-related claims experience of other insureds, which indicated that the number of claims that were probable of assertion against Metropolitan Life in the future

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES was significantly greater than it had assumed in its accruals. The number of claims brought against Metropolitan Life is generally a reflection of the number of asbestos-related claims brought against asbestos defendants generally and the percentage of those claims in which Metropolitan Life is included as a defendant. The information provided to Metropolitan Life relating to other insureds indicated that Metropolitan Life had been included as a defendant for a significant percentage of total asbestos-related claims and that it may be included in a larger percentage of claims in the future, because of greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers and because of the bankruptcy and reorganization or the exhaustion of insurance coverage of other asbestos defendants; and that, although volatile, there was an upward trend in the number of total claims brought against asbestos defendants.

  . Information derived from actuarial calculations Metropolitan Life made in the fourth quarter of 1998 in connection with these negotiations, which helped to frame, define and quantify this liability. These calculations were made using, among other things, current information regarding Metropolitan Life's claims and settlement experience (which reflected Metropolitan Life's decision to resolve an increased number of these claims by settlement), recent and historic claims and settlement experience of selected other companies and information obtained from the insurers.

  Based on this information, Metropolitan Life concluded that certain claims that previously were considered as only reasonably possible of assertion were probable of assertion, increasing the number of assumed claims to approximately three times the number assumed in prior periods. As a result of this reassessment, Metropolitan Life increased its liability for asbestos-related claims to $1,278 million at December 31, 1998.

  During 1998, Metropolitan Life paid $1,407 million of premiums for excess of loss reinsurance agreements and excess insurance policies, consisting of $529 million for the excess of loss reinsurance agreements for sales practices claims and excess mortality losses and $878 million for the excess insurance policies for asbestos-related claims.

  Metropolitan Life obtained the excess of loss reinsurance agreements to provide reinsurance with respect to sales practices claims made on or prior to December 31, 1999 and for certain mortality losses in 1999. These reinsurance agreements have a maximum aggregate limit of $650 million, with a maximum sublimit of $550 million for losses for sales practices claims. This coverage is in excess of an aggregate self-insured retention of $385 million with respect to sales practices claims and $506 million, plus Metropolitan Life's statutory policy reserves released upon the death of insureds, with respect to life mortality losses. At December 31, 1999, the subject losses under the reinsurance agreements due to sales practices claims and related counsel fees from the time Metropolitan Life entered into the reinsurance agreements did not exceed that self-insured retention. No recoveries were made with respect to the coverage for excess mortality losses for 1999. As noted above, recoveries have been made in 2000 under the reinsurance agreements for the sales practices claims. The maximum sublimit of $550 million for sales practices claims was within a range of losses that management believed were reasonably possible at December 31, 1998. Each excess of loss reinsurance agreement for sales practices claims and mortality losses contains an experience fund, which provides for payments to Metropolitan Life at the commutation date if experience is favorable at such date. The Company accounts for the aggregate excess of loss reinsurance agreements as reinsurance; however, if deposit accounting were applied, the effect on the Company's consolidated financial statements in 2000, 1999 and 1998 would not be significant.

  Under reinsurance accounting, the excess of the liability recorded for sales practices losses recoverable under the agreements of $550 million over the premium paid of $529 million resulted in a deferred gain of $21 million which was amortized into income over the settlement period from January 1999 through April 2000. Under deposit accounting, the premium would be recorded as an other asset rather than as an expense, and the reinsurance loss recoverable and the deferred gain would not have been recorded. Because the agreements also contain an experience fund which increases with the passage of time, the increase in the experience fund in 1999 and 2000 under deposit accounting would be recognized as interest income in an amount approximately equal to the deferred gain that was amortized into income under reinsurance accounting.

  The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention ($878 million of which was recorded as a recoverable at

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 31, 2000, 1999 and 1998). The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid in any given year that are recoverable under the policies will be reflected as a reduction in the Company's operating cash flows for that year, management believes that the payments will not have a material adverse effect on the Company's liquidity. Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if experience under the policy to such date has been favorable, or pro rata reductions from time to time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund.

  The Company believes adequate provision has been made in its consolidated financial statements for all reasonably probable and estimable losses for sales practices and asbestos-related claims.

  With respect to Metropolitan Life's asbestos litigation, estimates can be uncertain due to the limitations of available data and the difficulty of predicting with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to settle claims and the impact of any possible future adverse verdicts and their amounts. Recent bankruptcies of other companies involved in asbestos litigation may result in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of recent bankruptcy filings by certain other defendants. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements. Metropolitan Life will continue to study the variables in light of additional information, including legislative and judicial developments, gained over time in order to identify trends that may become evident and to assess their impact on the previously established liability; future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

  A purported class action suit involving policyholders in four states has been filed in a Rhode Island state court against a Metropolitan Life subsidiary, Metropolitan Property and Casualty Insurance Company, with respect to claims by policyholders for the alleged diminished value of automobiles after accident-related repairs. The trial court recently denied a motion by Metropolitan Property and Casualty Insurance Company for summary judgment, and discovery has commenced. A class certification motion has been denied. Similar "diminished value" purported class action suits have been filed in Texas and Tennessee against Metropolitan Property and Casualty Insurance Company. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company's subsidiary, Metropolitan Casualty Insurance Company, in Florida by a policyholder alleging breach of contract and unfair trade practices with respect to allowing the use of parts not made by the original manufacturer to repair damaged automobiles. A motion for class certification is pending. In addition, a plaintiff in Louisiana state court recently amended an individual lawsuit to state a putative class action on behalf of Louisiana insureds challenging the method that Metropolitan Property and Casualty Insurance Company uses to determine the value of a motor vehicle that has sustained a total loss. A class certification motion is pending. These suits are in the early stages of litigation and Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company intend to defend themselves vigorously against these suits. Similar suits have been filed against many other personal lines property and casualty insurers.

  The United States, the Commonwealth of Puerto Rico and various hotels and individuals have sued MetLife Capital Corporation, a former subsidiary of the Company, seeking damages for clean up costs, natural resource damages, personal injuries and lost profits and taxes based upon, among other things, a release of oil from a barge which was being towed by the M/V Emily S. In connection with the sale of MetLife Capital, the Company acquired MetLife Capital's potential liability with respect to the M/V Emily S. lawsuits. MetLife Capital had entered into a sale and leaseback financing arrangement with respect to the M/V Emily S. The plaintiffs have taken the position that MetLife Capital, as the owner of record of the M/V Emily S., is responsible for all damages caused by the barge, including the oil spill. The claims of the governments of the United States and Puerto Rico were settled in 2000 within amounts previously accrued by the Company.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Metropolitan Life has completed a tender offer to purchase the shares of Conning Corporation that it had not already owned. After Metropolitan Life had announced its intention to make a tender offer, three putative class actions were filed by Conning shareholders alleging that the prospective offer was inadequate and constituted a breach of fiduciary duty. The parties to the litigation have reached an agreement providing for a settlement of the actions; a motion seeking court approval for the settlement will be filed with the New York State Supreme Court in New York County after a final agreement is signed.

  Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the New York Superintendent of Insurance and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the Supreme Court of the State of New York for New York County have been consolidated within the commercial part. In addition, there remains a separate purported class action in New York state court in New York County and another in Kings County. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting. Some of the plaintiffs in the above described actions have also brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the New York Superintendent of Insurance that approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. Another purported class action is pending in the Supreme Court of the State of New York for New York County and has been brought on behalf of a purported class of beneficiaries of Metropolitan Life annuities purchased to fund structured settlements claiming that the class members should have received common stock or cash in connection with the demutualization. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. A purported class action was filed in the United States District Court for the Southern District of New York seeking damages from Metropolitan Life and the Holding Company for alleged violations of various provisions of the Constitution of the United States in connection with the plan of reorganization. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions. The defendants have moved to dismiss most of these actions; the Kings County action and the Article 78 proceeding are being voluntarily held in abeyance.

  Three lawsuits were also filed against Metropolitan Life in 2000 in the United States District Courts for the Southern District of New York, for the Eastern District of Louisiana, and for the District of Kansas, alleging racial discrimination in the marketing, sale, and administration of life insurance policies, including "industrial" life insurance policies, sold by Metropolitan Life decades ago. The plaintiffs in these three purported class actions seek unspecified compensatory damages, punitive damages, reformation, imposition of a constructive trust, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices and adjust policy values, and other relief. Metropolitan Life believes it has meritorious defenses to the plaintiffs' claims and is contesting vigorously plaintiffs' claims in these actions. Metropolitan Life has successfully transferred the Louisiana action to the United States District Court for the Southern District of New York and has also filed a motion to transfer the Kansas action to the same court. Metropolitan Life has moved for summary judgment in the two actions pending in New York, citing the applicable statute of limitations. The New York cases are scheduled for trial in November 2001.

  Insurance departments in a number of states have initiated inquiries in 2000 about possible race-based underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in the respective states, including Metropolitan Life and certain of its subsidiaries. The New York Insurance Department has commenced examinations of certain domestic life insurance companies, including Metropolitan Life and certain of its subsidiaries, concerning possible past race-based underwriting practices.

  Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular quarterly or annual periods.

 Leases

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and subrental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                         Gross
                                                        Rental Sublease  Rental
                                                        Income  Income  Payments
                                                        ------ -------- --------
                                                         (Dollars in millions)
   2001................................................ $  881   $17      $145
   2002................................................    679    15       114
   2003................................................    631    12        93
   2004................................................    574    11        76
   2005................................................    538    11        61
   Thereafter..........................................  2,322    21       264

 Commitments to Fund Partnership Investments

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,311 million and $1,131 million at December 31, 2000 and 1999, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

11.Acquisitions and Dispositions

 Acquisitions

  On January 6, 2000, Metropolitan Life completed its acquisition of GenAmerica for $1.2 billion. As part of the GenAmerica acquisition, General American Life Insurance Company paid Metropolitan Life a fee of $120 million in connection with the assumption of certain funding agreements. The fee has been considered as part of the purchase price of GenAmerica. GenAmerica is a holding company which includes General American Life Insurance Company, approximately 49% of the outstanding shares of RGA common stock, a provider of reinsurance, and 61% of the outstanding shares of Conning Corporation ("Conning") common stock, an asset manager. Metropolitan Life owned 10% of the outstanding shares of RGA common stock prior to the completion of the GenAmerica acquisition. At December 31, 2000 Metropolitan Life's ownership percentage of the outstanding shares of RGA common stock was approximately 59%.

  In April 2000, Metropolitan Life acquired the outstanding shares of Conning common stock not already owned by Metropolitan Life for $73 million.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The Company's total revenues and net income for the year ended December 31, 1999 on both a historical and pro forma basis as if the acquisition of GenAmerica had occurred on January 1, 1999 were as follows:

                                                       Total Revenues Net Income
                                                       -------------- ----------
                                                         (Dollars in millions)
   Historical.........................................    $25,421        $617
   Pro forma (unaudited)..............................    $29,278        $403

  The pro forma results include adjustments to give effect to the amortization of discounts on fixed maturities, goodwill and value of business acquired, adjustments to liabilities for future policy benefits, and certain other adjustments, together with related income tax effects. The pro forma information is not necessarily indicative of the results that would have occurred had the purchase been made on January 1, 1999 or the future results of the combined operations.

 Dispositions

  During 2000, the Company completed the sale of its 48% ownership interest in its affiliates, Nvest, L.P. and Nvest Companies L.P. This transaction resulted in an investment gain of $663 million.

  Effective October 31, 2000, the Company sold Exeter Reassurance Company, Ltd. ("Exeter") to the Holding Company and recorded an investment loss of $27 million.

  During 1998, the Company sold MetLife Capital Holdings, Inc. (a commercial financing company) and a substantial portion of its Canadian and Mexican insurance operations, which resulted in an investment gain of $531 million.

12. Income Taxes

  The provision for income taxes was as follows:

                                                    Years ended December 31,
                                                   ----------------------------
                                                     2000      1999      1998
                                                   --------  --------  --------
                                                     (Dollars in millions)
   Current:
     Federal...................................... $   (131) $    608  $    666
     State and local..............................       34        24        60
     Foreign......................................        5         4        99
                                                   --------  --------  --------
                                                        (92)      636       825
                                                   --------  --------  --------
   Deferred:
     Federal......................................      555       (78)      (25)
     State and local..............................        8         2        (8)
     Foreign......................................        6        (2)      (54)
                                                   --------  --------  --------
                                                        569       (78)      (87)
                                                   --------  --------  --------
   Provision for income taxes..................... $    477  $    558  $    738
                                                   ========  ========  ========

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                     Years ended December 31,
                                                     ---------------------------
                                                       2000     1999     1998
                                                     --------  -------- --------
                                                      (Dollars in millions)
   Tax provision at U.S. statutory rate............. $    499  $   411  $   728
   Tax effect of:
     Tax exempt investment income...................      (52)     (39)     (40)
     Surplus tax....................................     (145)     125       18
     State and local income taxes...................       30       18       31
     Prior year taxes...............................      (37)     (31)       4
     Demutualization costs..........................       21       56      --
     Payment to former Canadian policyholders.......      114      --       --
     Sales of businesses............................       31      --       (19)
     Other, net.....................................       16       18       16
                                                     --------  -------  -------
   Provision for income taxes....................... $    477  $   558  $   738
                                                     ========  =======  =======

  Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                 December 31,
                                                                 --------------
                                                                  2000    1999
                                                                 ------  ------
                                                                  (Dollars in
                                                                   millions)
   Deferred income tax assets:
     Policyholder liabilities and receivables................... $3,034  $3,042
     Net operating losses.......................................    258      72
     Net unrealized investment losses...........................    --      161
     Employee benefits..........................................    167     192
     Litigation related.........................................    232     468
     Other......................................................    350     242
                                                                 ------  ------
                                                                  4,041   4,177
     Less: Valuation allowance..................................     78      72
                                                                 ------  ------
                                                                  3,963   4,105
                                                                 ------  ------
   Deferred income tax liabilities:
     Investments................................................  1,329   1,472
     Deferred policy acquisition costs..........................  2,713   1,967
     Net unrealized investment gains............................    626     --
     Other......................................................     37      63
                                                                 ------  ------
                                                                  4,705   3,502
                                                                 ------  ------
   Net deferred income tax (liability) asset.................... $ (742) $  603
                                                                 ======  ======

  Domestic net operating loss carryforwards amount to $393 million at December 31, 2000 and expire in 2020. Foreign net operating loss carryforwards amount to $354 million at December 31, 2000 and were generated in various foreign countries with expiration periods of five years to infinity.

  The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998 and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

13. Reinsurance

  The Company's life insurance operations participate in reinsurance in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. Risks in excess of $25 million on single survivorship policies and $35 million on joint survivorship policies are 100 percent coinsured. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. In addition, the Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

  The Company is engaged in life reinsurance whereby it indemnifies another insurance company for all or a portion of the insurance risk underwritten by the ceding company.

  See Note 10 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

  The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
                                                      (Dollars in millions)
   Direct premiums.................................. $15,661  $13,249  $12,763
   Reinsurance assumed..............................   2,858      484      409
   Reinsurance ceded................................  (2,256)  (1,645)  (1,669)
                                                     -------  -------  -------
   Net premiums..................................... $16,263  $12,088  $11,503
                                                     =======  =======  =======
   Reinsurance recoveries netted against
    policyholder benefits........................... $ 1,934  $ 1,626  $ 1,744
                                                     =======  =======  =======

  Reinsurance recoverables, included in premiums and other receivables, were $3,304 million and $2,898 million at December 31, 2000 and 1999, respectively, including $1,359 million and $1,372 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $225 million and $148 million at December 31, 2000 and 1999, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                       Years ended December
                                                                31,
                                                      -------------------------
                                                       2000     1999     1998
                                                      -------  -------  -------
                                                       (Dollars in millions)
   Balance at January 1.............................. $ 3,789  $ 3,320  $ 3,655
     Reinsurance recoverables........................    (415)    (382)    (378)
                                                      -------  -------  -------
   Net balance at January 1..........................   3,374    2,938    3,277
                                                      -------  -------  -------
   Acquisition of business...........................      35      204      --
                                                      -------  -------  -------
   Incurred related to:
     Current year....................................   3,773    3,129    2,726
     Prior years.....................................    (111)     (16)    (245)
                                                      -------  -------  -------
                                                        3,662    3,113    2,481
                                                      -------  -------  -------
   Paid related to:
     Current year....................................  (2,243)  (2,012)  (1,967)
     Prior years.....................................  (1,023)    (869)    (853)
                                                      -------  -------  -------
                                                       (3,266)  (2,881)  (2,820)
                                                      -------  -------  -------
   Net Balance at December 31........................   3,805    3,374    2,938
     Add: Reinsurance recoverables...................     214      415      382
                                                      -------  -------  -------
   Balance at December 31............................ $ 4,019  $ 3,789  $ 3,320
                                                      =======  =======  =======

14. Other Expenses

  Other expenses were comprised of the following:

                                                       Years ended December
                                                                31,
                                                      -------------------------
                                                       2000     1999     1998
                                                      -------  -------  -------
                                                       (Dollars in millions)
   Compensation.....................................  $ 2,712  $ 2,590  $ 2,478
   Commissions......................................    1,710      937      902
   Interest and debt issue costs....................      365      405      379
   Amortization of policy acquisition costs
    (excludes amortization of $(95), $(46) and $240,
    respectively, related to investment (losses)
    gains)..........................................    1,472      930      641
   Capitalization of policy acquisition costs.......   (1,805)  (1,160)  (1,025)
   Rent, net of sublease income.....................      296      239      155
   Minority interest................................      115       55       67
   Restructuring charge.............................      --       --        81
   Other............................................    3,269    2,759    4,341
                                                      -------  -------  -------
     Total other expenses...........................  $ 8,134  $ 6,755  $ 8,019
                                                      =======  =======  =======

  During 1998, the Company recorded charges of $81 million to restructure headquarters operations and consolidate certain agencies and other operations. These costs were paid during 1999.

15. Stockholder's Equity

 Dividend Restrictions

  Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). Metropolitan Life will be permitted to pay a stockholder dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. At December 31, 2000, Metropolitan Life could pay the Holding Company a stockholder dividend of $721 million without prior approval of the Superintendent.

  During 2000, the Company paid an ordinary dividend of $762 million to its parent, the Holding Company.

 Statutory Equity and Income

  The reconciliations of insurance subsidiaries' statutory capital and surplus and net change in statutory capital and surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities, with stockholder's equity and net income determined in conformity with generally accepted accounting principles were as follows:

                                                               December 31,
                                                              ----------------
                                                               2000     1999
                                                              -------  -------
                                                                (Dollars in
                                                                 millions)
   Statutory capital and surplus of insurance subsidiaries... $ 7,213  $ 7,630
   GAAP adjustments for:
     Future policy benefits and policyholder account
      balances...............................................  (3,469)  (4,167)
     Deferred policy acquisition costs.......................   8,740    8,381
     Deferred income taxes...................................     (57)     886
     Valuation of investments................................   1,077   (2,102)
     Statutory asset valuation reserves......................   3,344    3,189
     Statutory interest maintenance reserves.................     547    1,114
     Surplus notes...........................................  (1,650)  (1,546)
     Other, net..............................................     271      305
                                                              -------  -------
   Stockholder's Equity...................................... $16,016  $13,690
                                                              =======  =======

                                                             Years ended
                                                            December 31,
                                                          -------------------
                                                          2000   1999   1998
                                                          -----  ----  ------
                                                             (Dollars in
                                                              millions)
   Net change in statutory capital and surplus of
    insurance subsidiaries............................... $(417) $242  $   10
   GAAP adjustments for:
     Future policy benefits and policyholder account
      balances...........................................   133   556     127
     Deferred policy acquisition costs...................   214   379     224
     Deferred income taxes...............................  (496)  154     234
     Valuation of investments............................ 1,229   473   1,158
     Statutory asset valuation reserves..................    88  (226)   (461)
     Statutory interest maintenance reserves.............  (571) (368)    312
     Dividends on common stock...........................   762   --      --
     Other, net..........................................     7  (593)   (261)
                                                          -----  ----  ------
   Net income............................................ $ 949  $617  $1,343
                                                          =====  ====  ======

  In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the
"Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES principles will continue to be established by individual state laws and permitted practices. The Department requires adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that the adoption of Codification by the NAIC and the Codification as modified by the Department, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

16. Other Comprehensive Income (Loss)

  The following table sets forth the reclassification adjustments required for the years ended December 31, 2000, 1999 and 1998 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                        2000    1999     1998
                                                       ------  -------  ------
                                                       (Dollars in millions)
Holding gains (losses) on investments arising during
 the year............................................. $2,807  $(6,314) $1,493
Income tax effect of holding gains or losses..........   (975)   2,262    (617)
Reclassification adjustments:
  Recognized holding losses (gains) included in
   current year income................................    989       38  (2,013)
  Amortization of premium and discount on investments.   (498)    (307)   (350)
  Recognized holding (losses) gains allocated to other
   policyholder amounts...............................    (54)     (67)    608
  Income tax effect...................................   (152)     120     729
Allocation of holding (gains) losses on investments
 relating to other policyholder amounts...............   (977)   3,788    (351)
Income tax effect of allocation of holding gains or
 losses to other policyholder amounts.................    340   (1,357)    143
                                                       ------  -------  ------
Net unrealized investment gains (losses)..............  1,480   (1,837)   (358)
                                                       ------  -------  ------
Foreign currency translation adjustments arising
 during the year......................................     (6)      50    (115)
Reclassification adjustment for sale of investment in
 foreign operation....................................    --       --        2
                                                       ------  -------  ------
Foreign currency translation adjustment...............     (6)      50    (113)
                                                       ------  -------  ------
Minimum pension liability adjustment..................     (9)      (7)    (12)
                                                       ------  -------  ------
Other comprehensive income (loss)..................... $1,465  $(1,794) $ (483)
                                                       ======  =======  ======

17. Business Segment Information

  The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Individual Business, Institutional Business, Reinsurance, Auto & Home, Asset Management and International. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

  Individual Business offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional Business offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care and dental insurance and other insurance products and services. Reinsurance provides life reinsurance and international life and disability on a direct and reinsurance basis. Auto & Home provides insurance coverages including private passenger automobile, homeowners and personal excess liability insurance. Asset Management provides a broad variety of asset management products and services to individuals and institutions. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 2000, 1999 and 1998. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items (primarily consisting of sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products and demutualization costs) and, prior to its sale in 1998, the results of MetLife Capital Holdings, Inc., to the Corporate segment.

At or for the
year ended
December 31,                                           Auto &    Asset                            Consolidation/
2000              Individual Institutional Reinsurance  Home   Management International Corporate  Elimination    Total
-------------     ---------- ------------- ----------- ------  ---------- ------------- --------- -------------- --------
                                                          (Dollars in millions)
                                                                                         $
Premiums........   $  4,673     $ 6,900      $1,396    $2,636     $--        $  660          --      $    (2)    $ 16,263
Universal life
 and investment-
 type product
 policy fees....      1,221         547         --        --       --            53          --           (1)       1,820
Net investment
 income.........      6,475       3,959         368       194       90          254          678        (245)      11,773
Other revenues..        838         673          29        40      760            9          150         (37)       2,462
Net investment
 gains (losses).        227        (475)         (2)      (20)     --            18         (228)         62         (418)
Policyholder
 benefits and
 claims.........      5,054       8,178       1,045     2,005      --           562           91         --        16,935
Interest
 credited to
 policyholder
 account
 balances.......      1,680       1,090         109       --       --            56          --          --         2,935
Policyholder
 dividends......      1,742         124          15       --       --            32          --          --         1,913
Payments to
 former Canadian
 policyholders..        --          --          --        --       --           327          --          --           327
Demutualization
 costs..........        --          --          --        --       --           --           230         --           230
Other expenses..      3,511       1,753         506       827      784          292          687        (226)       8,134
Income (loss)
 before
 provision for
 income taxes...      1,447         459         116        18       66         (275)        (408)          3        1,426
Net income
 (loss).........        920         307          68        30       34         (285)        (150)         25          949
Total assets....    132,433      90,279       6,503     4,511      418        5,119       18,788      (3,559)     254,492
Deferred policy
 acquisition
 costs..........      8,610         446         910       176      --           354            1         --        10,497
Separate account
 assets.........     34,860      33,918          28       --       --         1,491          --          (47)      70,250
Policyholder
 liabilities....     84,049      50,223       4,984     2,559      --         2,435           64        (989)     143,325
Separate account
 liabilities....     34,860      33,918          28       --       --         1,491          --          (47)      70,250

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

At or for the
year ended
December 31,                                           Auto &   Asset                            Consolidation/
1999              Individual Institutional Reinsurance  Home  Management International Corporate  Elimination    Total
-------------     ---------- ------------- ----------- ------ ---------- ------------- --------- -------------- --------
                                                          (Dollars in millions)
Premiums........   $ 4,289      $ 5,525       $--      $1,751   $  --       $  523      $  --       $   --      $ 12,088
Universal life
 and investment-
 type product
 policy fees....       888          502        --         --       --           43         --           --         1,433
Net investment
 income.........     5,346        3,755        --         103       80         206         605         (279)       9,816
Other revenues..       558          629        --          21      803          12          59           72        2,154
Net realized
 investment
 (losses) gains.       (14)         (31)       --           1      --            1         (41)          14          (70)
Policyholder
 benefits and
 claims.........     4,625        6,712        --       1,301      --          458         --             4       13,100
Interest
 credited to
 policyholder
 account
 balances.......     1,359        1,030        --         --       --           52         --           --         2,441
Policyholder
 dividends......     1,509          159        --         --       --           22         --           --         1,690
Demutualization
 costs..........       --           --         --         --       --          --          260          --           260
Other expenses..     2,719        1,589        --         514      795         248       1,031         (141)       6,755
Income (loss)
 before
 provision for
 income taxes...       855          890        --          61       88           5        (668)         (56)       1,175
Net income
 (loss).........       555          567        --          56       51          21        (583)         (50)         617
Total assets....   109,401       88,127        --       4,443    1,036       4,381      20,499       (2,655)     225,232
Deferred policy
 acquisition
 costs..........     8,228          364        --         167      --          311         --           --         9,070
Separate account
 assets.........    28,828       35,236        --         --       --          877         --           --        64,941
Policyholder
 liabilities....    72,956       47,781        --       2,318      --        2,187           6         (293)     124,955
Separate account
 liabilities....    28,828       35,236        --         --       --          877         --           --        64,941

At or for the
year ended
December 31,                                           Auto &   Asset                            Consolidation/
1998              Individual Institutional Reinsurance  Home  Management International Corporate  Elimination    Total
-------------     ---------- ------------- ----------- ------ ---------- ------------- --------- -------------- --------
                                                          (Dollars in millions)
Premiums........   $  4,323     $ 5,159       $--      $1,403   $  --       $  618      $   --      $   --      $ 11,503
Universal life
 and investment-
 type product
 policy fees....        817         475        --         --       --           68          --          --         1,360
Net investment
 income.........      5,480       3,885        --          81       75         343          682        (318)      10,228
Other revenues..        474         575        --          36      817          33          111         (52)       1,994
Net realized
 investment
 gains..........        659         557        --         122      --          117          679        (113)       2,021
Policyholder
 benefits and
 claims.........      4,606       6,416        --       1,029      --          597          (10)        --        12,638
Interest
 credited to
 policyholder
 account
 balances.......      1,423       1,199        --         --       --           89          --          --         2,711
Policyholder
 dividends......      1,445         142        --         --       --           64          --          --         1,651
Demutualization
 costs..........        --          --         --         --       --          --             6         --             6
Other expenses..      2,577       1,613        --         386      799         352        2,601        (309)       8,019
Income (loss)
 before
 provision for
 income taxes...      1,702       1,281        --         227       93          77       (1,125)       (174)       2,081
Net income
 (loss).........      1,069         846        --         161       49          56         (695)       (143)       1,343
Total assets....    103,614      88,741        --       2,763    1,164       3,432       20,852      (5,220)     215,346
Deferred policy
 acquisition
 costs..........      6,386         354        --          57      --          231          --          --         7,028
Separate account
 assets.........     23,013      35,029        --         --       --           26          --          --        58,068
Policyholder
 liabilities....     71,571      49,406        --       1,477      --        2,043            1        (295)     124,203
Separate account
 liabilities....     23,013      35,029        --         --       --           26          --          --        58,068

  The Individual Business segment included an equity ownership interest in Nvest under the equity method of accounting. Nvest was included within the Asset Management segment due to the types of products and strategies employed by the entity. The Individual Business segment's equity in earnings of Nvest, which is included in net investment income, was $30 million, $48 million and $49 million for the years ended December 31, 2000, 1999 and 1998, respectively. The Individual Business segment includes $538 million (after allocating $118 million to participating

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES contracts) of the gain on the sale of Nvest in 2000. As part of the GenAmerica acquisition, the Company acquired General American Life Insurance Company, the results of which are included primarily in the Individual Business segment.

  The Reinsurance segment includes the life reinsurance business of RGA, acquired in 2000, combined with Exeter, an ancillary life reinsurance business of the Company. Effective October 31, 2000, the Company sold Exeter to its parent, MetLife, Inc. Exeter has been reported as a component of the Individual Business segment rather than as a separate segment for periods prior to January 1, 2000 due to its immateriality.

  The Auto & Home segment includes the standard personal lines property and casualty insurance operations of The St. Paul Companies which were acquired in September, 1999.

  As part of the GenAmerica acquisition, the Company acquired Conning, the results of which are included in the Asset Management segment.

  The International segment includes a $87 million gain resulting from the sale of a substantial portion of the Company's Canadian operations in 1998.

  The Corporate segment includes a $433 million gain resulting from the sale of MetLife Capital Holdings, Inc. in 1998.

  Net investment income and net investment gains and losses are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (1) a review of the nature of such costs, (2) time studies analyzing the amount of employee compensation costs incurred by each segment and (3) cost estimates included in the Company's product pricing.

  The consolidation/elimination column includes the elimination of all intersegment amounts and the Individual Business segment's ownership interest in Nvest. The principal component of the intersegment amounts related to intersegment loans, which bore interest at rates commensurate with related borrowings.

  Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $30,906 million, $24,637 million and $25,643 million for the years ended December 31, 2000, 1999 and 1998, respectively, which represented 97%, 97% and 95%, respectively, of consolidated revenues.

                      NEW ENGLAND VARIABLE ANNUITY FUND I
                      -----------------------------------



PART C.   OTHER INFORMATION
          -----------------

ITEM 28.  Financial Statements and Exhibits
          ---------------------------------

    (a)   Financial Statements

    (1) The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment on Form N-3:

          Statement of Assets and Liabilities as of December 31, 2000.

          Statement of Operations for the year ended December 31, 2000.

          Statements of Changes in Net Assets for the years ended December 31, 2000 and 1999.

          Statement of Supplementary Information - Selected Per Unit Data and Ratios for the years ended December 31, 2000, 1999, 1998, 1997 and 1996.

          Notes to Financial Statements.

          Portfolio of Investments as of December 31, 2000.

    (2) The following financial statements of the Company are included in Part B of this Post-Effective Amendment on Form N-3:

          Consolidated Balance Sheets as of December 31, 2000 and 1999.

          Consolidated Statements of Income for the years ended December 31, 2000, 1999 and 1998.

          Consolidated Statements of Equity for the years ended December 31, 2000, 1999 and 1998.

          Consolidated Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998.

    Notes to Consolidated Financial Statements.

    (b)   Exhibits

    (1) (i) Resolutions of the Board of Directors of New England Mutual Life Insurance Company establishing the Fund (adopted on November 15, 1967 and April 16, 1969) are incorporated herein by reference to Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

                                     III-1

          (ii) Resolutions of the Board of Directors of the Company adopting the Fund as a separate account (adopted on May 28, 1996) are incorporated herein by reference to the Registration Statement on Form N-3
          (No. 333-11137) filed on August 30, 1996.

    (2) (i) Amended and Restated Rules and Regulations of the Fund, effective October 23, 1996, are incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-3 (File No. 333-11137) filed on April 30, 1997.

          (ii) Amended and Restated Rules and Regulations of the Fund, effective July 28, 1999, are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 28, 2000.

    (3) (i) Form of Safekeeping Agreement between the Fund and New England Mutual Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (ii) Custodian Fee Schedule between the Fund and State Stree Bank and Trust Company (March 1979) is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (iii) Additional Form of Safekeeping and Services Agreement (March
          1979) and Amendment to Agreement (1982) between the Fund and State Stree Bank and Trust Company (March 1979) are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 28, 2000.

    (4) (i) Advisory Agreement between the Fund and Capital Growth Management Limited Partnership, dated August 30, 1996, is incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

          (ii) Interim Advisory Agreement between the Fund and Capital Growth Management Limited Partnership, dated October 30, 2000, filed herewith.

          (iii) Advisory Agreement between the Fund and Capital Growth Management Limited Partnership, dated October 30, 2000, filed herewith.

    (5) Distribution Agreement between New England Securities Corporation and the Fund, dated August 19, 1996, is incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

    (6) (i) Form of Variable Annuity Contract (V2-70A) is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (ii) Additional Forms of Variable Annuity Contracts (V1-70A, V3-70A, V4-70A, V5-70A, V6-70A and V7-70A) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

          (iii) Form of Endorsement: Tax-Sheltered Annuity (P-955-88) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

          (iv) Form of Endorsement: Individual Retirement Annuity (P-624-88) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

                                     III-2

          (v) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company variable annuity contract is incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

          (vi) Form of Endorsement: Settlement Option Table (P-835-84) is incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 26, 1999.

    (7) Forms of Application (3) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (File No. 333-11137) filed on February 16, 1999.

    (8) (i) Charter and By-Laws of Metropolitan Life Insurance Company, effective April 26, 1990, are incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed August 30, 1996.

          (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

          (iii) Amended and Restated Charter and By-Laws of Metropolitan Life Insurance Company (effective in 1999) are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 28, 2000.

    (9)   None

    (10)  None

    (11) (i) Form of Administrative Agreement by and between the Fund and New England Mutual Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (ii) Administrative Services Agreement between Metropolitan Life Insurance Company and New England Variable Life Insurance Company, effective July 1, 1996, is incorporated by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed August 30, 1996.

    (12)  Opinion and Consent of Christopher P. Nicholas, Esq. filed herewith.

    (13)  (i)  Consent of Deloitte & Touche LLP filed herewith.

          (ii) Consent of PricewaterhouseCoopers LLP filed herewith.

          (iii)  Consent of Ropes & Gray filed herewith.

    (14)  None.

    (15)  None.

                                     III-3

    (16) Schedule of Computation of Performance Quotations is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

    (17) (i) Code of Ethics of the Fund adopted October 27, 1999; Code of Ethics of Capital Growth Management Limited Partnership, investment adviser, (as revised March 1, 2000); and Code of Ethics of New England Securities Corporation, principal underwriter, are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 28,
          2000.

          (ii) Code of Ethics of the Fund, adopted August 3, 2000, filed herewith.

    (18)  Powers of Attorney.

          (i) Metropolitan Life Insurance Company. Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole Jr. and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement on Form N-3 (File No. 333-11137) filed April 30, 1997; Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with the Post-Effective Amendment No. 23 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed April 3, 1998; William C. Steere, Jr. whose power of attorney was filed with Post-Effective Amendment No. 8 to the Registration Statement of Metropolitan Life Separate Account UL on Form S-6 (File No. 33-57320) filed April 23, 1999; Virginia M. Wilson whose power of attorney was filed with Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 333-80547) filed November 1, 1999; and John C. Danforth whose power of attorney was filed with Post-Effective Amendment No. 27 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed on April 3, 2001.

          (ii)  Board of Managers of the Fund filed herewith.


ITEM 29.  DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY


        Name and Principal          Positions and Offices with         Positions and Offices
         Business Address               Insurance Company                 with Registrant

Curtis H. Barnette                           Director                         None
Chairman Emeritus
Bethlehem Steel Corporation
1170 Eighth Avenue
Martin Tower 101
Bethlehem, PA  18016-7699


                                     III-4

        Name and Principal          Positions and Offices with         Positions and Offices
         Business Address               Insurance Company                 with Registrant
Robert H. Benmosche                 Chairman of the Board, President,           None
MetLife, Inc. and                      Chief Executive Officer
Metropolitan Life Insurance            and Director
Company
One Madison Avenue
New York, NY   10010

Gerald Clark                         Vice-Chairman of the Board,               None
MetLife, Inc. and                       Chief Investment Officer
Metropolitan Life Insurance             and Director
Company
One Madison Avenue
New York, NY  10010

Joan Ganz Cooney                                Director                       None
Chairman, Executive Committee
Sesame Street Workshop
One Lincoln Plaza
New York, NY  10023

John C. Danforth                                Director                       None
Partner
Bryan Cave LLP
One Metropolitan Square
211 North Broadway, Suite 3600
St. Louis, MO 63102

Burton A. Dole, Jr.                             Director                       None
Retired Chairman of the Board
Nellcor Puritan Bennett
P.O. Box 208
Pauma Valley, CA  92061

James R. Houghton                               Director                       None
Chairman of the Board Emeritus
and Director
Corning Incorporated
80 East Market Street 2nd Floor
Corning, NY  14830

Harry P. Kamen                                  Director                       None
Retired Chairman of the Board
and Chief Executive Officer
Metropolitan Life Insurance
Company
One Madison Avenue
New York, NY   10010


                                     III-5

        Name and Principal          Positions and Offices with            Positions and Offices
         Business Address               Insurance Company                    with Registrant
Helene L. Kaplan                             Director                             None
Of Counsel
Skadden, Arps Slate
Meagher & Flom LLP
Four Times Square
New York, NY   10036

Charles M. Leighton                          Director                             None
Retired Chairman of the Board
and Chief Executive Officer
CML Group, Inc.
P.O. Box 247
Bolton, MA  01740

Stewart G. Nagler                    Vice-Chairman of the Board,                  None
MetLife, Inc. and                        Chief Financial Officer
Metropolitan Life Insurance              and Director
Company
One Madison Avenue
New York, NY  10010

John J. Phelan, Jr.                             Director                          None
Retired Chairman
and Chief Executive Officer
New York Stock Exchange, Inc.
P.O. Box 524
Locust Valley, NY  11560

Hugh B. Price                                   Director                          None
President and Chief Executive
Officer
National Urban League, Inc.
120 Wall Street, 7th & 8th Floors
New York, NY   10005


                                     III-6

        Name and Principal          Positions and Offices with  Positions and Offices
         Business Address               Insurance Company          with Registrant
Ruth J. Simmons, Ph.D.                       Director                   None
President
Smith College
College Hall 20
North Hampton, MA  01063

William C. Steere, Jr.                       Director                   None
Chairman of the Board
Pfizer Inc.
235 East 42nd Street
New York, NY   10016

Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company ("Metropolitan Life"). The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

             Name                            Position with Company              Position with Registrant
Gary A. Beller                   Senior Executive Vice-President and General              None
                                 Counsel

Robert H. Benmosche              Chairman of the Board, President, Chief                  None
                                 Executive Officer and Director

James M. Benson                  President, Individual Business; Chairman                 None
                                 of the Board, Chief Executive Officer
                                 and President, New England Life Insurance
                                 Company

Gwenn L. Carr                    Vice-President and Secretary                             None

Daniel J. Cavanagh               Executive Vice-President                                 None

Gerald Clark                     Vice-Chairman of the Board, Chief                        None
                                 Investment Officer and Director

C. Robert Henrikson              President, Institutional Business                        None

Jeffrey J. Hodgman               Executive Vice-President                                 None

Kernan F. King                   Executive Vice-President                                 None

Leland Launer                    Senior Vice-President and Treasurer                      None

Terence I. Lennon                Executive Vice-President                                 None

David A Levene                   Executive Vice-President                                 None

Stewart C. Nagler                Vice-Chairman of the Board, Chief                        None
                                 Financial Officer and Director



                                     III-7

             Name                            Position with Company              Position with Registrant
Catherine A. Rein                Senior Executive Vice-President; President               None
                                 and Chief Executive Officer of Metropolitan
                                 Property and Casualty Insurance Company

Stanley J. Talbi                 Senior Vice-President and Chief Actuary                  None
William J. Toppeta               President, Client Services and Chief
                                 Administrative Officer                                   None
John H. Tweedie                  Senior Executive Vice-President                          None
Lisa M. Weber                    Executive Vice-President                                 None
Judy E. Weiss                    Executive Vice-President                                 None
Virginia M. Wilson               Senior Vice-President and Controller                     None

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:


                                     III-8

ORGANIZATIONAL STRUCTURE OF Metropolitan Life Insurance Company AND SUBSIDIARIES
                             AS OF December 31, 2000

Metropolitan Life Insurance Company ("Metropolitan") is a wholly-owned subsidiary of MetLife, Inc, a publicly-traded company. The following is a list of subsidiaries of Metropolitan updated as of December 31, 2000. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Tower Corp. (DE)

     1.   Metropolitan Property and Casualty Insurance Company (RI)

          a.   Metropolitan Group Property and Casualty Insurance Company (RI)

               i.   Metropolitan Reinsurance Company (U.K.) Limited (United
                    Kingdom)

          b.   Metropolitan Casualty Insurance Company (RI)

          c.   Metropolitan General Insurance Company (RI)

          d.   Metropolitan Direct Property and Casualty Insurance Company (GA)

          e.   MetLife Auto & Home Insurance Agency, Inc. (RI)

          f.   Metropolitan Lloyds, Inc. (TX)

          g.   Met P&C Managing General Agency, Inc. (TX)

          h.   Economy Fire & Casualty Company (RI)

               i.   Economy Preferred Insurance Company (RI)

               ii.  Economy Premier Assurance Company (RI)

          i. American Horizon Holdings Inc. (DE) 29.41% of the shares of American Horizon Holdings Inc. are held by Metropolitan Property and Casualty Insurance Company and 29.41% are held by Conning & Company.

                         i  American Horizon Services, Inc. (DE)

                         ii American Horizon Property & Casualty Insurance
                                  Company. (IL)

                              (1.) Texas American Horizon Insurance Services
                                   Agency, Inc. (TX)

                         iii  American Horizon Insurance Company (AZ)

                               (1.) American Horizon General Agency, Inc. (FL)

                         iv   American Insurance Company of New York (NY)



     2.   Metropolitan Insurance and Annuity Company (DE)

          a.   MetLife Europe I, Inc. (DE)

          b.   MetLife Europe II, Inc. (DE)

          c.   MetLife Europe III, Inc. (DE)

          d.   MetLife Europe IV, Inc. (DE)

          e.   MetLife Europe V, Inc. (DE)

     3.   MetLife General Insurance Agency, Inc. (DE)

          a.   MetLife General Insurance Agency of Alabama, Inc. (AL)

          b.   MetLife General Insurance Agency of Kentucky, Inc. (KY)

          c.   MetLife General Insurance Agency of Mississippi, Inc. (MS)

          d.   MetLife General Insurance Agency of Texas, Inc. (TX)

          e.   MetLife General Insurance Agency of North Carolina, Inc. (NC)


          f.   MetLife General Insurance Agency of Massachusetts, Inc. (MA)

     4.   Metropolitan Asset Management Corporation (DE)

          a. MetLife Capital, Limited Partnership (DE). Partnership interests in MetLife Capital, Limited Partnership are Limited Partnership held by Metropolitan (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

          b. MetLife Capital Credit L.P. (DE). Partnership interests in MetLife Capital Credit L.P. are Limited Partnership held by Metropolitan (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

               1.   MetLife Capital CFLI Holdings, LLC (DE)

                    a.   MetLife Capital CFLI Leasing, LLC (DE)

          c. MetLife Financial Acceptance Corporation (DE). Metropolitan Asset Management Co. Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the non voting common stock of MetLife Financial Acceptance Corporation.

          d. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

          e. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

          f. MetLife Investments, S.A. (Argentina) 23rd Street Investment, Inc. holds one share of MetLife Investments, S.A.

     5.   SSRM Holdings, Inc. (DE)

          a. State Street Research & Management Company (DE) is the sub-investment manager for the State Street Research Aggressive Growth Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Income Portfolio and State Street Research Aurora Small Cap Value Portfolio of Metropolitan Series Fund, Inc.

               i.   State Street Research Investment Services, Inc. (MA)

          b.   SSR Realty Advisors, Inc. (DE)

               i.   Metric Management Inc. (DE)

               ii.  Metric Property Management, Inc. (DE)

                    1. Metric Realty (DE). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

                    2. Metric Colorado, Inc. (CO). Metric Property Management, Inc. holds 80% of the common stock of Metric Colorado, Inc.

               iii. Metric Capital Corporation (CA)

               iv.  Metric Assignor, Inc. (CA)

               v.   SSR AV, Inc. (DE)

     6.   MetLife Holdings, Inc. (DE)

          a.   MetLife Funding, Inc. (DE)

          b.   MetLife Credit Corp. (DE)


     7.   Metropolitan Tower Realty Company, Inc. (DE)

     8.   Security First Group, Inc. (DE)

          a.   Security First Life Insurance Company (DE)

          b.   Security First Insurance Agency, Inc. (MA)

          c.   Security First Insurance Agency, Inc. (NV)

          d.   Security First Group of Ohio, Inc. (OH)

          e.   MetLife Distributors, Inc. (DE)

          f.   Met Investment Advisory Corp. (DE)

          g.   Security First Financial Agency, Inc. (TX)

     9.   MetLife (India) Private Ltd. (India)

    10.   Metlife CC Holding Company (DE)

          a. Conning Corporation (MO) 39.6% of the voting shares of Conning Corporation are held by MetLife CC Holding Company and 60.4% are held by Gen Am Holding Company.

               i.   Conning, Inc. (DE)

                    (1.) Conning & Company (CT)

                    (a)  Conning Asset Management Company (MO)



     11.  VirtualFinances.com, Inc. (DE)

B.   Metropolitan Tower Life Insurance Company (DE)

C.   MetLife Security Insurance Company of Louisiana (LA)

D.   MetLife Texas Holdings, Inc. (DE)

          1.   Texas Life Insurance Company (TX)

               a.   Texas Life Agency Services, Inc. (TX)

               b.   Texas Life Agency Services of Kansas, Inc. (KS)

E.   MetLife Securities, Inc. (DE)

F.   23rd Street Investments, Inc. (DE)

          1. Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

          2. Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

               a.   Coating Technologies International, Inc (DE).

G. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

          1.   Seguros Genesis, S.A. (Spain)

          2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

H.   MetLife Saengmyoung Insurance Company Ltd. (Korea).

I.   Metropolitan Life Seguros de Vida S.A. (Argentina)

J.   Metropolitan Life Seguros de Retiro S.A. (Argentina).

K.   MetLife Holdings Luxembourg S.A. (Luxembourg)

L.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

M.   MetLife International Holdings, Inc. (DE)

          1.   MetLife Insurance Company of the Philippines, Inc. (Philippines).
          2.   Natiloportem Holdings, Inc. (DE)
                    a. Servicios Adminstrativos Gen, S.A. de C.V. One share of Servicios Adminstrativos Gen, S.A. de C.V. is held by a nominee of Natiloportem Holdings, Inc.

N.   Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

O.   Metropolitan Marine Way Investments Limited (Canada)

P. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (94.3%) and by an entity (5.7%) unaffiliated with Metropolitan.

Q. Seguros Genesis S.A. (Mexico) Metropolitan holds 85.49%, Metropolitan Tower Corp. holds 7.31% and Metropolitan Asset Management Corporation holds 7.20%.

R.   Metropolitan Life Seguros de Vida S.A. (Uruguay).

S.   Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)


T.   Hyatt Legal Plans, Inc. (DE)

          1.   Hyatt Legal Plans of Florida, Inc. (FL)

U. One Madison Merchandising L.L.C. (CT) Ownership of membership interests in One Madison Merchandising L.L.C. is as follows:
     Metropolitan Life Insurance Company owns 99% and Metropolitan Tower Corp. owns 1%.

V.   Metropolitan Realty Management, Inc. (DE)

          1.   Edison Supply and Distribution, Inc. (DE)

          2.   Cross & Brown Company (NY)

               a.   CBNJ, Inc. (NJ)

W.   MetPark Funding, Inc. (DE)

X.   Transmountain Land & Livestock Company (MT)

Y.   MetLife Trust Company, National Association. (United States)


Z. Benefit Services Corporation (GA)

A.A. G.A. Holding Corporation (MA)

A.B. CRH., Co, Inc. (MA)

A.C. 334 Madison Euro Investments, Inc. (DE)

          1. Park Twenty Three Investments Company (United Kingdom) 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited

               a. Convent Station Euro Investments Four Company (United Kingdom) 1% voting control of Convent Station Euro Investments Four Company (United Kingdom) is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

A.D. L/C Development Corporation (CA)

A.E. One Madison Investments (Cayco) Limited (Cayman Islands). 1% Voting
     Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.

A.F. New England Portfolio Advisors, Inc. (MA)

A.G. CRB Co., Inc. (MA). (AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.)


A.H. St. James Fleet Investments Two Limited (Cayman Islands). Metropolitan
     Life Insurance Company owns 34% of St. James Fleet Investments Two
          Limited.

A.I. MetLife New England Holdings, Inc. (DE)

          1.   Fulcrum Financial Advisors, Inc. (MA)

          2.   New England Life Insurance Company (MA)

               a.   New England Life Holdings, Inc. (DE)

                    i.   New England Securities Corporation (MA)

                         (1)  Hereford Insurance Agency, Inc. (MA)

                         (2)  Hereford Insurance Agency of Alabama, Inc. (AL)

                         (3)  Hereford Insurance Agency of Idaho, Inc. (ID)

                         (4)  Hereford Insurance Agency of Minnesota, Inc. (MN)

                         (5)  Hereford Insurance Agency of New Mexico, Inc. (NM)

                         (6)  Hereford Insurance Agency of Wyoming, Inc. (WY)

                         (7)  Hereford Insurance Agency of Hawaii, Inc. (HI)

                    ii. N.L. Holding Corp. (DEL) (NY)

                         (1)  Nathan & Lewis Securities, Inc. (NY)

                         (2)  Nathan & Lewis Associates, Inc. (NY)

                              (a)  Nathan and Lewis Insurance Agency of
                                   Massachusetts, Inc. (MA)

                              (b)  Nathan and Lewis Associates of Texas, Inc.
                                   (TX)

                         (3)  Nathan & Lewis Associates-Arizona, Inc. (AZ)

                         (4)  Nathan & Lewis of Nevada, Inc. (NV)

                    iii.  New England Investment Management Inc.

               b.  Omega Reinsurance Corporation (AZ)

               c.   New England Pension and Annuity Company (DE)

               d.   Newbury Insurance Company, Limited (Bermuda)

      3.   Nvest Corporation (MA)


A.J. GenAmerica Financial Corporation (MO)

               1.   General American Life Insurance Company (MO)

                    a.   Paragon Life Insurance Company (MO)

                    b.   Security Equity Life Insurance Company (NY)

                    c.   Cova Corporation (MO)

                         i.   Cova Financial Services Life Insurance Company
                              (MO)

                              (1)  Cova Financial Life Insurance Company (CA)

                              (2)  First Cova Life Insurance Company (NY)

                         ii.  Cova Life Management Company (DE)

                              (1)  Cova Investment Advisory Corporation (IL)

                              (2)  Cova Investment Allocation Corporation (IL)


                              (3)  Cova Life Sales Company (DE)

                              (4)  Cova Life Administration Services Company
                                   (IL)

                    d.   General Life Insurance Company (TX)

                         i.   General Life Insurance Company of America (IL)

                    e.   Equity Intermediary Company (MO)

                         i. Reinsurance Group of America, Incorporated. (MO) 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company. 48.3% is held by Equity Intermediary Company.

                              (1)  Reinsurance Company of Missouri Incorporated
                                   (MO)

                                   a.   RGA Reinsurance Company (MO)

                                      i. Fairfield Management Group, Inc. (MO)

                                          (1) Reinsurance Partners, Inc. (MO)

                                          (2) Great Rivers Reinsurance
                                               Management, Inc. (MO)

                                          (3) RGA (U.K.) Underwriting Agency
                                               Limited (United Kingdom)

                              (2) Triad Re, Ltd. (Barbados) Reinsurance Group of America, Incorporated owns 100% of the preferred stock of Triad RE, Ltd. and 67% of the common stock.

                              (3)  RGA Americas Reinsurance Company, Ltd.
                                   (Barbados)

                              (4)  RGA Reinsurance Company (Barbados) Ltd.
                                   (Barbados)

                                   a. RGA Financial Group, L.L.C. (DE) 80% of
                                      RGA Financial Group, L.L.C. is owned by
                                      RGA Reinsurance Company (Barbados) Ltd.
                                      (Barbados)

                              (5)  RGA International Ltd. (Canada)

                                   a.  RGA Financial Products Limited (Canada)

                                   b.  RGA Canada Management Company, Ltd.
                                       Canada)

                                        i.  RGA Life Reinsurance Company of
                                             Canada (Canada)

                              (6)  Benefit Resource Life Insurance Company
                                   (Bermuda) Ltd. (Bermuda)

                              (7)  RGA Holdings Limited (United Kingdom)

                                   a.  RGA Managing Agency Limited (United
                                        Kingdom)

                                   b.  RGA Capital Limited (United Kingdom)

                                   c.  RGA Reinsurance (UK) Limited (United
                                       Kingdom)

                              (8) RGA South African Holdings (Pty) Ltd. (South Africa)

                                   a.  RGA Reinsurance Company of South Africa
                                        Limited (South Africa)

                              (9)  RGA Australian Holdings Pty Limited
                                   (Australia)

                                   a.  RGA Reinsurance Company of Australia
                                        Limited (Australia)

                              (10) General American Argentina Seguros de Vida,
                                   S.A. (Argentina)

                              (11) RGA Argentina, S.A. (Argentina)

                              (12) Regal Atlantic Company (Bermuda) Ltd.
                                    (Bermuda)

                              (13) Malaysia Life Reinsurance Group Berhad.
                                   (Malaysia) Reinsurance Group of America,
                                   Incorporated owns 30% of Malaysia Life
                                   Reinsurance Group Berhad.


                    f.   GenAm Holding Company (DE)

                         i.   Krisman, Inc. (MO)

                         ii.  Genelco Asia Pacifica Limited (Hong Kong)

                         iii. Genelco de Mexico S.A. de C.V. (Mexico) 99% of the
                              shares of Genelco de Mexico S.A. de C.V. are held by Krisman, Inc. and 1% is held by General American Life Insurance Company.

                         iv.  White Oak Royalty Company (OK)

                         v.   GM Marketing Incorporated (MO)

                              (a)  Stan Mintz Associates, Inc. (WI)

                              (b) GenMark Insurance Agency of Massachusetts, Inc. (MA)

                              (c)  GenMark Insurance Agency of Ohio, Inc. (OH)

                              (d)  GenMark Insurance Agency of Texas, Inc. (TX)


                    g.   John S. McSwaney & Asscoiates, Inc. (ND)

2.   Collaborative Strategies, Inc. (MO)

3.   Missouri Reinsurance (Barbados) Inc. (Barbados)

4.   GenAmerica Capital I (DE)


5. GenAmerica Management Corporation (MO) 22.5% of the voting shares of the GenAmerica Management Corporation are owned by General American Life Insurance Company and 10% of the voting shares of the GenAmerica Management Corporation are owned by A.G. Edwards. 67% of the common stock is owned by GenAmerica Financial Corporation.

6.   Walnut Street Securities, Inc. (MO)

     a.   WSS Insurance Agency of Alabama, Inc. (AL)

     b.   WSS Insurance Agency of Massachusetts, Inc. (MA)

     c.   WSS Insurance Agency of Nevada, Inc. (NV)

     d.   WSS Insurance Agency of Ohio, Inc. (OH)

     e.   WSS Insurance Agency of Texas, Inc. (TX)

     f.   Walnut Street Advisers, Inc. (MO)

7.   General American Distributors, Inc. (MO)


A.K. Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)


A.L. MetLife Central European Services Spolka z Organiczona odpowiedzialmoscia
     (Poland)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

     In addition to the entities shown on the organizational chart, Metropolitan (or where indicated, a subsidiary) also owns interests in the following entities:

          1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan-owned facilities and airplanes. It is not engaged in any business.

          2) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

          3) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

          4) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

          5) Metropolitan directly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP.
     (DEL), an indirect wholly owned subsidiary of Metropolitan.

          6) 100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

          7) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

          8) New England Securities Corporation owns 100% of the non-voting preferred stock of Hereford Insurance Agency of Ohio, Inc., an insurance agency. 100% of the voting common stock of this company is held by an officer who has agreed to vote such shares at the direction of New England Securities Corporation, an indirect wholly owned subsidiary of Metropolitan.

          9) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBISIDIARIES HAVE ALSO BEEN OMITTED.

Item 31.   Number of Contractowners

As of February 28, 2001, there were 579 owners of tax-qualified contracts and 121 owners of non-qualified contracts offered by Registrant.

Item 32.  Indemnification

Article IV of the Registrant's Amended and Restated Rules and Regulations provides for the indemnification of its directors and officers as follows:

"The Fund shall indemnify each of the members its Board of Managers and officers (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a member or officer or by reason of his being or having been such a member or officer, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and except that no member or officer shall be indemnified against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Expenses, including counsel fees, so incurred by any such member or officer may be paid by the Fund in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

As to any matter disposed of by a compromise payment by such member or officer, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Fund, after notice that it involves such indemnification, (a) by a disinterested majority of the members of the Board of Managers then in office; or (b) by a majority of the disinterested members of the Board of Managers then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Board of Managers, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such member or officer appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and that such indemnification would not protect such member or officer against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or


                                     III-9
reckless disregard of the duties involved in the conduct of his office; or (d) by the Contractholders holding a majority of the votes at the time entitled to vote for members of the Board of Managers, exclusive of the votes of any interested member or officer. Approval by the Board of Managers pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause
(c) of this paragraph shall not prevent the recovery from any officer or member of any amount paid to him in accordance with either of such clauses as indemnification if such officer or member is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund or to have been liable to the Fund or its Contractholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any member or officer of the Board of Managers may be entitled. As used in this Article, the terms "member" and "officer" include their respective heirs, executors and administrators, and an "interested" member or officer is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending, and a "disinterested person" is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. Nothing contained in this Article shall affect any rights to indemnification to which Fund personnel other than members and officers may be entitled by contract or otherwise under law."

In addition, the Registrant's investment adviser maintains a professional liability insurance policy with maximum coverage of $15 million under which the Registrant and its managers are named insureds.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to managers, and affiliated persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager or affiliated person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such manager or affiliated person in connection with securities registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 33.  Business and Other Connections of Investment Adviser

Capital Growth Management Limited Partnership, the Registrant's investment adviser, provides investment advice to other registered investment companies and to other organizations and individuals. Such adviser's sole general partner,


                                    III-10

Kenbob, Inc., has not engaged during the past two fiscal years in any other businesses, professions, vocations or employments of a substantial nature.

Item 34. Principal Underwriters

    (a) New England Securities Corporation also serves as principal underwriter for:

           New England Zenith Fund
           New England Life Retirement Investment Account
           The New England Variable Account
           New England Variable Life Separate Account
           New England Variable Annuity Separate Account

    (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

             Name                    Positions and Offices with          Positions and Offices with
                                       Principal Underwriter                     Registrant
Thomas W. McConnell*            Chairman of the Board of Directors,                 None
                                President, Chief Executive Officer
                                and Director
Steven J. Brash***              Assistant Treasurer                                 None
Mary M. Diggins**               Vice President, General Counsel,                    None
                                Secretary and Clerk
Johannes Etwaroo*               Vice President of Operations                        None
Thom A. Faria**                 Director                                            None
Anne M. Goggin**                Director                                            Chairman of the
                                                                                    Board of Managers,
                                                                                    President, Chief Executive
                                                                                    Officer and Manager
Gregory M. Harrison***          Assistant Treasurer                                 None
Laura A. Hutner*                Vice President                                      None
Mitchell A. Karman**            Vice President                                      None
Rebecca Kovatch*                Field Vice President                                None
Joanne Logue**                  Vice President                                      None
Genevieve Martin*               Field Vice President                                None
John Peruzzi**                  Assistant Vice President and                        None
                                Controller
Robert F. Regan**               Vice President                                      None
Jonathan M. Rozek*              Vice President                                      None
Michael E. Toland*              Vice President, Chief Compliance                    None
                                Officer, Chief Financial Officer,
                                Treasurer, Assistant Secretary and
                                Assistant Clerk

                                    III-11

Principal Business Address:       *399 Boylston Street, Boston, MA 02116
                                  **501 Boylston Street, Boston, MA 02116
                               ***MetLife - One Madison Avenue, New York, NY
                               ---------------------------------------------

(c)

       (1)                    (2)                     (3)                    (4)                  (5)

                        Net Underwriting          Compensation
 Name of Principal        Discounts and           Redemption or           Brokerage
 Underwriter               Commissions            Annuitization          Commissions        Other Compensation
New England
 Securities                $9,926.40                    0                      0                    0
 Corporation


Commissions are paid on behalf of New England Securities Corporation directly to agents who are registered representatives of the principal underwriter.

Item 35. Location of Accounts and Records

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  New England Life Insurance Company
          501 Boylston Street
          Boston, Massachusetts 02116

     (c)  State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

     (d)  New England Securities Corporation
          399 Boylston Street
          Boston, Massachusetts 02116

     (e)  Capital Growth Management Limited Partnership
          One International Place
          Boston, Massachusetts 02110


                                    III-12

Item 36. Management Services

         Not applicable

Item 37. Undertakings

Registrant hereby makes the following undertakings:

(1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request;

(4) To offer Contracts to participants in the Texas Optional Retirement Program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

(5) To comply with and rely upon the Securities and Exchange Commission No-Action Letter to the American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

    Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contracts.

                                    III-13

                                   SIGNATURES


    As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Annuity Fund I, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 23rd day of April, 2001.

                                       NEW ENGLAND VARIABLE ANNUITY FUND I



                                       By:  /s/ Anne M. Goggin
                                            ------------------
                                            Anne M. Goggin
                                            Chairman of the Board of Managers

    As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 23, 2001.

               Signature                                 Title

     *                                        Chairman of the Board of Managers, President,
----------------------------------------      Chief Executive Officer and Manager
Anne M. Goggin


     *                                        Manager
----------------------------------------
John J. Arena

     *                                        Manager
----------------------------------------
Edward J. Benjamin

     *                                        Manager
----------------------------------------
Mary Ann Brown

     *                                        Manager
----------------------------------------
John W. Flynn

     *                                        Manager
----------------------------------------
Nancy Hawthorne


                                    III-14

               Signature                     Title

     *                                 Manager
-----------------------------------
John T. Ludes

     *                                 Manager
-----------------------------------
Dale Rogers Marshall





By: /s/  Robert P. Rodrigue
    -----------------------
    Robert P. Rodrigue
    Attorney-in-fact
    April 23, 2001

* New England Variable Annuity Fund I. Executed by Robert P. Rodrigue, Esq. on behalf of those indicated pursuant to Powers of Attorney filed herewith.


                                    III-15

                                   SIGNATURES


       As required by the Securities Act of 1933 and the Investment Company
Act of 1940, the Depositor, Metropolitan Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 23rd day of April, 2001.

                                     METROPOLITAN LIFE INSURANCE COMPANY


                                     By:  /s/  Gary A. Beller, Esq.
                                          ------------------------
                                          Gary A. Beller, Esq.
                                          Senior Executive Vice President
                                          and General Counsel


Attest:  /s/  Cheryl D. Martino
         ----------------------
         Cheryl D. Martino
         Assistant Secretary


       As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 23, 2001.

                 Signature                                   Title

        *                                        Chairman of the Board, President,
------------------------------------                 Chief Executive Officer
   Robert H. Benmosche                                   and Director

        *                                           Vice-Chairman of the Board,
------------------------------------                 Chief Investment Officer
   Gerald Clark                                          and Director


        *                                           Vice-Chairman of the Board,
------------------------------------             Chief Financial Officer (Principal
   Stewart G. Nagler                              Financial Officer) and Director


        *                                           Senior Vice President and
------------------------------------            Controller (Principal Accounting
   Virginia M. Wilson                                      Officer)

        *                                                   Director
------------------------------------
   Curtis H. Barnette


                                    III-16

                 Signature                                   Title
        *                                                   Director
------------------------------------
   Joan Ganz Cooney

        *                                                   Director
------------------------------------
   John C. Danforth

        *                                                   Director
------------------------------------
   Burton A. Dole, Jr.

        *                                                   Director
------------------------------------
   James R. Houghton

        *                                                   Director
------------------------------------
   Harry P. Kamen

        *                                                   Director
------------------------------------
   Helene L. Kaplan

        *                                                   Director
------------------------------------
   Charles M. Leighton

        *                                                   Director
------------------------------------
   John J. Phelan, Jr.

        *                                                   Director
------------------------------------
   Hugh B. Price


                                    III-17

                 Signature                                   Title
         *                                                  Director
-------------------------------------------
    Ruth J. Simmons

         *                                                  Director
-------------------------------------------
  William C. Steere, Jr.



/s/  Christopher P. Nicholas
-------------------------------------------
Christopher P. Nicholas
Attorney-in-fact
April 23, 2001

* Metropolitan Life Insurance Company. Executed by Christopher P. Nicholas, Esq. on behalf of those indicated pursuant to Powers of Attorney which are incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole, Jr. and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement on Form N-3 (File No. 333-11137) filed April 30, 1997; Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with the Post-Effective Amendment No. 23 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed April 3, 1998; William C. Steere, Jr. whose power of attorney was filed with Post-Effective Amendment No. 8 to the Registration Statement of Metropolitan Life Separate Account UL on Form S-6 (File No. 33-57320) filed April 23, 1999; Virginia M. Wilson whose power of attorney was filed with Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 333-80547) filed November 1, 1999; and John C. Danforth whose power of attorney was filed with Post-Effective Amendment No. 27 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed on April 3, 2001.


                                    III-18

                                 Exhibit Index
                                 -------------




(4)(ii)  Interim Advisory Agreement dated October 30, 2000.





(4)(iii)  Advisory Agreement dated October 30, 2000.

(12)      Opinion and Consent of Christopher P. Nicholas, Esq.

(13)(i)   Consent of Deloitte & Touche LLP.

(13)(ii)  Consent of PricewaterhouseCoopers LLP.

(13)(iii) Consent of Ropes & Gray.

(17)(ii)  Code of Ethics of the Fund adopted August 3, 2000.

(18)(ii)  Powers of Attorney of the Board of Managers of the Fund.